UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

RadView Software Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RADVIEW SOFTWARE LTD.
2 HABARZEL ST.
TEL AVIV, ISRAEL 69710

Dear Shareholder:

You are cordially invited to attend the Annual and Special Meeting of Shareholders (the “Annual Meeting”) of RadView Software Ltd. (the “Company”) to be held at 3:00 p.m. on August [  ], 2006 at the offices of RadView Software Ltd., 2 Habarzel St., Tel Aviv, Israel 69710.

At the Annual Meeting, you will be asked:

1.                TO elect Hanna Lerman to the Company’s Board of Directors, to serve as an External Director under the Israeli Companies Law, for a period of three years commencing on August [  ], 2006;

2.                TO elect Jaron Lotan, Ilan Kinreich, Shai Beilis, Yochai Hacohen and Eli Blatt to the Company’s Board of Directors, each to serve until the close of the next Annual Meeting;

3.                TO ratify and approve the compensation arrangements for members of the Board of Directors, as described in this Proxy Statement;

4.                TO ratify and approve the increase in the number of authorized ordinary shares of the Company, as described in this Proxy Statement;

5.                TO ratify and approve the authorization of preferred shares of the Company, as described in this Proxy Statement;

6.                TO ratify and approve the amendment and restatement of the Company’s Articles of Association, as described in this Proxy Statement;

7.                TO ratify and approve the amendment of director and officer indemnification provisions in the Company’s Articles of Association, as described in this Proxy Statement;

8.                TO ratify and approve the increase in the number of shares available for issuance under the Company’s Key Employee Share Incentive Plan, as described in this proxy statement;

9.                TO ratify and approve the increase in the number of shares available for issuance under the Company’s United States Share Incentive Plan, as described in this proxy statement;

10.         TO ratify and approve (a) the financing transactions pursuant to agreements dated April 4, 2006, including the participation in the transaction by Fortissimo Capital GP LP (an entity affiliated with two of the Company’s directors, Mr. Yochai Hacohen and Mr. Eli Blatt) and Shem Basum Ltd. (an entity controlled by Mr. Shai Beilis, a director of the Company), as described in this Proxy Statement; (b) the management services arrangement with Fortissimo Capital GP LP, as described in this Proxy Statement;  and (c) the registration rights agreement, as described in this Proxy Statement.

11.         TO approve indemnification agreements with the directors and officers of the Company as of April 4, 2006 and the director nominees being elected at this Annual Meeting, as described in this Proxy Statement;

12.         TO ratify and approve the procurement of an insurance policy for the Company’s directors and officers, as described in this Proxy Statement;

13.         TO ratify and approve the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

14.         TO consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors recommends the approval of each of these proposals. The matters contained in Proposals 3, 10, 11 and 12 will only be brought to the shareholders for a vote if prior thereto the Company’s Audit Committee and afterwards the Board of Directors approve such proposals.

Further details of these matters to be considered at the Annual Meeting are contained in the attached Proxy Statement. Copies of the resolutions to be adopted at the Annual Meeting will be available to any shareholder entitled to vote at the meeting for review at the Company’s offices during regular business hours. To contact the Company, please call (972) 3 765 -0555 in Israel or (781) 238-1111 in the United States. The Company’s Annual Report is also enclosed and provides additional information regarding the financial results of the Company.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. Therefore, please complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

Sincerely,
/s/ YOCHAI HACOHEN
Yochai Hacohen
Interim Chief Executive Officer, President and Director

Tel Aviv, Israel
June [  ], 2006

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

RADVIEW SOFTWARE LTD.
2 HABARZEL ST.
TEL AVIV, ISRAEL 69710
972 3 765-0555

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST [  ], 2006

NOTICE IS HEREBY GIVEN that an Annual and Special Meeting of Shareholders (the “Annual Meeting”) of RadView Software Ltd., will be held on August [  ], 2006 at 3:00 p.m. at the offices of RadView Software Ltd., 2 Habarzel St., Tel Aviv, Israel 69710, to consider and act upon the following matters:

1.                TO elect Hanna Lerman to the Company’s Board of Directors, to serve as an External Director under the Israeli Companies Law, for a period of three years commencing on August [  ], 2006;

2.                TO elect Jaron Lotan, Ilan Kinreich, Shai Beilis, Yochai Hacohen and Eli Blatt to the Company’s Board of Directors, each to serve until the close of the next Annual Meeting;

3.                TO ratify and approve the compensation arrangements for members of the Board of Directors, as described in this Proxy Statement;

4.                TO ratify and approve the increase in the number of authorized ordinary shares of the Company, as described in this Proxy Statement;

5.                TO ratify and approve the authorization of preferred shares of the Company, as described in this Proxy Statement;

6.                TO ratify and approve the amendment and restatement of the Company’s Articles of Association, as described in this Proxy Statement;

7.                TO ratify and approve the amendment of director and officer indemnification provisions in the Company’s Articles of Association, as described in this Proxy Statement;

8.                TO ratify and approve the increase in the number of shares available for issuance under the Company’s Key Employee Share Incentive Plan, as described in this proxy statement;

9.                TO ratify and approve the increase in the number of shares available for issuance under the Company’s United States Share Incentive Plan, as described in this proxy statement;

10.         TO ratify and approve (a) the financing transactions pursuant to agreements dated April 4, 2006, including the participation in the transaction by Fortissimo Capital GP LP (an entity affiliated with two of the Company’s directors, Mr. Yochai Hacohen and Mr. Eli Blatt) and Shem Basum Ltd. (an entity controlled by Mr. Shai Beilis, a director of the Company), as described in this Proxy Statement; (b) the management services arrangement with Fortissimo Capital GP LP, as described in this Proxy Statement; and (c) the registration rights agreement, as described in this Proxy Statement;

11.         TO approve indemnification agreements with the directors and officers of the Company as of April 4, 2006 and the directors being elected at this Annual Meeting, as described in this Proxy Statement;

12.         TO ratify and approve the procurement of an insurance policy for the Company’s directors and officers, as described in this Proxy Statement;

13.         TO ratify and approve the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

14.         TO consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Copies of the resolutions to be adopted at the Annual Meeting will be available to any shareholder entitled to vote at the meeting at the Company’s offices during regular business hours. To contact the Company, please call 972 3 765-0555 in Israel or  (781) 238-1111 in the United States. The matters contained in Proposals 3, 10, 11 and 12 will only be brought to the shareholders for a vote if prior thereto the Company’s Audit Committee and afterwards the Board of Directors approve such proposals.

The Board of Directors has fixed the close of business on July [  ], 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

By Order of the Board of Directors
/s/ CHRISTOPHER DINEEN
Christopher Dineen
Secretary

Burlington, Massachusetts
June [  ], 2006

RADVIEW SOFTWARE LTD.
2 HABARZEL ST.
TEL AVIV, ISRAEL 69710
927 3 765-0555

PROXY STATEMENT

GENERAL INFORMATION

The enclosed Proxy is solicited by the Board of Directors of RadView Software Ltd. (the “Company”), for use at the Annual and Special Meeting of Shareholders to be held on August [  ], 2006 at 3:00 p.m. at the principal executive offices of RadView Software Ltd., 2 Habarzel St. Tel Aviv, Israel 69710, and at any adjournment or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying Proxy are first being mailed on or about July [  ], 2006 to all shareholders entitled to notice of and to vote at the Annual Meeting.

After the vote on Proposals One and Two at the Annual Meeting, for the election of Hanna Lerman as an External Director and for the election of Jaron Lotan, Ilan Kinreich, Shai Beilis, Yochai Hacohen and Eli Blatt to the Company’s Board of Directors, the Annual Meeting will adjourn until 5:00 p.m. If Hanna Lerman is elected to the Board of Directors, during this adjournment, the Company’s Audit Committee, including Hanna Lerman, will consider and vote upon:

•       the proposed compensation arrangements for the members of the board of directors (Proposal Three);

•       the approval of the Financing Transactions, including the participation by Fortissimo Capital GP LP and related entities and by Shem Basum Ltd. in the financing transactions described herein (Proposal Ten);

•       the new indemnification agreements for officers and directors (Proposal Eleven); and

•       the procurement of insurance for officers and directors (Proposal Twelve).

If the Company’s Audit Committee approves these matters, the full Board of Directors will consider and vote upon these matters.

At 5:00 p.m. the Annual Meeting will reconvene. If during the adjournment the Company’s Audit Committee and the full Board of Directors approve all or any of these matters, then when the Annual Meeting reconvenes, the shareholders will vote upon the matters so approved and the other items being presented at the Annual Meeting. If during the adjournment the Company’s Audit Committee and the full Board of Directors do not approve all or any of these matters, then when the Annual Meeting reconvenes the shareholders will vote only upon the other matters being presented in Proposals Four, Five, Six, Seven, Eight, Nine and Thirteen, and any matters that were approved by the Company’s Audit Committee and full Board of Directors. Votes cast for any item that is not ultimately presented to the shareholders once the meeting resumes will be discarded.

Where the shareholder specifies a choice on the enclosed Proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

FOR	the election of Hanna Lerman to the Company’s Board of Directors, to serve as an External Director under the Israeli Companies Law, for a period of three years commencing on August [ ], 2006.
FOR	the election of Jaron Lotan, Ilan Kinreich, Shai Beilis, Yochai Hacohen and Eli Blatt to the Company’s Board of Directors, each to serve until the close of the next Annual Meeting.

FOR	the ratification and approval of the compensation arrangements for members of the Board of Directors, as described in this Proxy Statement.
FOR	the ratification and approval of the increase in the number of authorized ordinary shares of the Company, as described in this Proxy Statement.
FOR	the ratification and approval of the authorization of preferred shares of the Company, as described in this Proxy Statement.
FOR	the ratification and approval of the amendment and restatement of the Company’s Articles of Association, as described in this Proxy Statement.
FOR	the ratification and approval of the amendment of director and officer indemnification provisions in the Company’s Articles of Association, as described in this Proxy Statement;
FOR	the ratification and approval of the increase in the number of shares available for issuance under the Company’s Key Employee Share Incentive Plan, as described in this proxy statement.
FOR	the ratification and approval of the increase in the number of shares available for issuance under the Company’s United States Share Incentive Plan, as described in this proxy statement.
FOR

the ratification and approval of (a) the financing transactions pursuant to agreements dated April 4, 2006, including the participation in the transaction by Fortissimo Capital GP LP (an entity affiliated with two of the Company’s directors, Mr. Yochai Hacohen and Mr. Eli Blatt) and Shem Basum Ltd. (an entity controlled by Mr. Shai Beilis, a director of the Company), as described in this Proxy Statement; (b) the management services arrangement with Fortissimo Capital GP LP, as described in this Proxy Statement; and (c) the registration rights agreement, as described in this Proxy Statement.

FOR

the approval of the indemnification agreements with the directors and officers of the Company as of April 4, 2006 and the directors being elected at this Annual Meeting, as described in this Proxy Statement.

FOR	the ratification and approval of the procurement of an insurance policy for the Company’s directors and officers, as described in this Proxy Statement.
FOR	the ratification and approval of the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditors for the fiscal year ending December 31, 2006.

In addition, the shares will be voted with respect to any other proposals in accordance with the recommendations of the Board. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company of a written notice of revocation or a duly executed Proxy bearing a later date. Any shareholder who has executed a Proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her Proxy. Shares represented by valid Proxies received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

VOTING SECURITIES AND VOTES REQUIRED

The close of business on July [  ], 2006 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). On the Record Date, there were [          ] ordinary shares of the Company, NIS 0.01 nominal value per share, issued and outstanding and entitled to vote. Each ordinary share entitles the holder thereof to one vote with respect to all matters submitted to shareholders at the Annual Meeting.

The presence, in person or by proxy, of two or more shareholders holding at least thirty-three and one-third percent (33 1/3%) of the Company’s ordinary shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Pursuant to the Israeli Companies Law and the Company’s Articles of Association, the affirmative vote of a majority of the votes cast either “for” or “against” each proposal, in person or proxy, is required to approve each proposal to be voted upon at the Annual Meeting. In addition, with respect to the election of the External Director nominee, such majority must either include at least one third of the shares of non-controlling shareholders voted on the matter, or the total shares of non-controlling shareholders voted against the election may not represent more than one percent of the voting rights of the Company.

Abstentions, votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will not be treated as votes cast for this purpose and will not affect the outcome of the election. A “broker non-vote” occurs when a registered broker holding a customer’s shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by applicable rules from exercising discretionary authority to vote on the matter and so indicates on the proxy.

Proxies for use at the Annual Meeting are being solicited by the Company’s Board of Directors. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of the Company’s ordinary shares.

The Company’s Annual Report on Form 10-K, including amendments thereto, for the fiscal year ended December 31, 2005 is being mailed to the shareholders with this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of the Company’s ordinary shares as of May 31, 2006, unless otherwise indicated, by:  (i) each person known by the Company to beneficially own more than 5% of the Company’s ordinary shares; (ii) each Director of the Company; (iii) each executive officer named in the Summary Compensation Table below; and (iv) all of the Company’s Directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares under options and warrants held by that person that are currently exercisable or exercisable within 60 days of May 31, 2006 are considered outstanding. These shares, however, are not considered outstanding when computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to state community property laws, each shareholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them. Ownership percentages are based on 20,525,682 ordinary shares outstanding on May 31, 2006. Unless otherwise noted below, the address of each of the Company’s directors and executive officers is c/o RadView Software Ltd., 7 New England Executive Park, Burlington, Massachusetts 01803.

Name of Beneficial Owner:	Total Shares Beneficially Owned	Percentage of Ordinary Shares
Five Percent Shareholders:
Computer Associates International, Inc. (1)	1,635,067	8.0%
Formula Ventures (2)	1,786,480	8.7%
Shem Basum Ltd. (2)	1,705,809	8.3%
Zohar Zisapel (3)	2,079,522	10.1%
Yehuda Zisapel (4)	2,079,522	10.1%
Directors and Executive Officers (9):
Ilan Kinreich (5)	929,005	4.4%
Christopher Dineen (6)	159,560	*
Jaron Lotan	—	—
Shai Beilis (2) (7)	3,642,289	17.6%
David Assia (8)	150,000	*
Yochai Hacohen	—	—
Eli Blatt	—	—
All executive officers and Directors as a group (7 persons) (2) (5) (6) (7) (8)	4,880,854	22.7%

*                    Represents beneficial ownership of less than one percent of the Company’s ordinary shares.

(1)          Computer Associates International, Inc. is a public company traded on The New York Stock Exchange. Based on its annual report on Form 10-K for the year ended March 31, 2005 filed with the SEC on June 29, 2005, and its quarterly report on Form 10-Q for the quarter ended December 31, 2005 filed with the SEC on February 9, 2006, its directors are Kenneth D. Cron, Alfonse M. D’Amato, Gary J. Fernandes, Robert E. La Blanc, Jay W. Lorsch, William E. McCracken, Lewis S. Ranieri, Walter P. Schuetze, John A. Swainson, Laura S. Unger and Ron Zambonini. The address of Computer Associates International, Inc. is One Computer Associates Plaza, Islandia, NY 11749.

(2)          Information is derived in part from Amendment No. 2 to the Schedule 13G/A, filed on February 20, 2004 by Formula Ventures L.P., FV-PEH, L.P. and Formula Ventures (Israel) L.P and Schedule 13G filed on January 17, 2006 by Shem Basum Ltd. Includes 1,108,593 ordinary shares owned of record by Formula Ventures L.P; 311,947 ordinary shares owned of record by FV-PEH L.P.; 356,140 ordinary shares owned of record by Formula Ventures (Israel) L.P.; 1,705,809 ordinary shares owned of record by Shem Basum Ltd. Shai Beilis, one of the Company’s Directors, is the managing director of Formula Ventures L.P. and Formula Ventures Ltd. Shai Beilis is also the principal shareholder and a director of Shem Basum Ltd. and directly holds 9,800 of the Company’s ordinary shares. Shai Beilis disclaims beneficial ownership of the shares held of record by Formula Ventures L.P., FV-PEH L.P. and Formula Ventures (Israel) L.P. except to the extent of his pecuniary interest therein. Shai Beilis has sole voting and investment power and is the beneficial owner of the 1,705,809 ordinary shares owned of record by Shem Basum Ltd. Formula Ventures L.P., FV-PEH L.P. and Formula Ventures (Israel) L.P. are part of an affiliated group of investment entities managed by Formula Ventures Ltd. and Formula Ventures Partners (Cayman Islands) Ltd., a subsidiary thereof. Micha Gaiger, Yigal Erlich, Shai Beilis, Nir Linchevski and Dan Goldstein, by virtue of their board positions in Formula Venture Ltd., and Shai Beilis and Nir Linchevski, by virtue of their board positions in Formula Venture Partners (Cayman Islands) Limited, each share voting and dispositive power with respect to the shares held by Formula Ventures L.P.; FV-PEH and Formula Ventures (Israel) L.P. Decisions with respect to voting and investment of the shares owned of record are made by majority vote and as managing director, Shai Beilis shares voting and investment power over the ordinary shares held by Formula Ventures L.P., FV-PEH L.P. and Formula Ventures (Israel) L.P. The address of Formula Ventures (Israel) L.P., Formula Ventures L.P. and FV-PEH L.P. is 11 Galgalei Haplada St., Herzliya, Israel 46733.

(3)          Represents 693,252 ordinary shares owned of record by Zohar Zisapel, 693,135 ordinary shares owned of record by Michael and Klil Holdings (93) Ltd., and 693,135 ordinary shares owned of record by Lomsha Ltd. Zohar Zisapel is a principal shareholder and a director of each of Michael and Klil Holdings (93) Ltd. and Lomsha Ltd. Zohar Zisapel’s address is 24 Raoul Wallenberg Street, Tel Aviv, Israel, 69719.

(4)          Yehuda Zisapel’s address is 24 Raoul Wallenberg Street, Tel Aviv, Israel, 69719.

(5)          Includes 520,000 options exercisable within 60 days of May 31, 2006.

(6)          Includes 158,375 options exercisable within 60 days of May 31, 2006.

(7)          Includes 150,000 options exercisable within 60 days of May 31, 2006.

(8)          Represents 150,000 options exercisable within 60 days of May 31, 2006.

(9)          Excludes former directors who served on the Board of Directors for all or a portion of 2005 and who held no beneficial ownership of the Company’s ordinary shares as of May 31, 2006. The former directors and their respective dates of resignation are as follows:  Robert Steinkrauss in February 2005, William J. Geary in February 2006 and Kathleen A. Cote in April 2006.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2005, regarding the Company’s equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	2,022,411	$0.37	3,211,833
Equity compensation plans not approved by security holders (2)	1,010,469	$0.35	1,651,730
Total	3,032,880	$0.36	4,863,563

(1)          Relates to 2,950,000 options issued or issuable under the Company’s U.S. Share Incentive Plan (2000) and 1,200,000 options available for issuance under the Company’s Key Employee Share Incentive Plan (1996). Also includes 1,500,000 ordinary shares available for purchase by employees under the Company’s Employee Share Purchase Plan. After the date of shareholder approval of the reservation of options under the Key Employee Share Incentive Plan, the Board of Directors amended certain provisions of the plan to comply with changes in the Israeli Income Tax Ordinance and Tax Regulations. These changes were submitted to the Israeli tax authorities for their approval.

(2)          Relates to options issued or issuable under the Company’s Key Employee Share Incentive Plan (1996) (other than 1,200,000 options issuable under such plan that have received the approval of the Company’s security holders) and options issued under the Company’s Affiliate Employees Option Plan.

Material Features of the Key Employee Share Incentive Plan (1996)

For a summary of the material features of the Key Employee Share Incentive Plan (1996) please see Proposal Eight of this Proxy Statement.

PROPOSAL ONE
ELECTION OF EXTERNAL DIRECTOR

BACKGROUND AND PROPOSAL

Pursuant to the Israeli Companies Law and the Company’s Articles of Association, the Company’s External Directors serve for a period of three years. Currently, David Assia is serving as an External Director with a term expiring on December 14, 2008. At this meeting, shareholders will have the opportunity to vote for Hanna Lerman to serve as an External Director for a period of three years commencing on August [  ], 2006 (the “External Director Nominee”).

VOTE REQUIRED

A majority of the shares present in person or represented by proxy at the Annual Meeting, entitled to vote and voting thereon, is required to elect the External Director Nominee, provided that such majority must either include at least one third of the shares of non-controlling shareholders voted on the matter, or the total shares of non-controlling shareholders voted against the election may not represent more than one percent of the voting rights of the Company.

Unless authority to vote for the confirmation of the External Director Nominee is withheld, the shares represented by all Proxies received by the Board of Directors will be voted FOR the External Director Nominee. In the event that the External Director Nominee shall become unable or unwilling to serve, the shares represented by Proxies will be voted for the election of such other person as the Board of Directors may recommend in her place. The Board of Directors has no reason to believe that the External Director Nominee will be unable or unwilling to serve.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE EXTERNAL DIRECTOR NOMINEE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The following table contains certain information about the External Director Nominee:

Name	Age	Position
Hanna Lerman	33	External Director Nominee

HANNA LERMAN is a nominee to serve as an External Director of the Company. Ms. Lerman was Chief Financial Officer of SunGard Business Integration Ltd., a subsidiary of SunGard Data Systems Inc., a provider of software and processing solutions from February 2001 to April 2006. Prior to that, from July 2000 to February 2001, Ms. Lerman was the Chief Financial Officer of Insider-Online Financial Services Ltd., a provider of online trading services in Israel and North America. From August 1997 to July 2000, Ms. Lerman worked in the Department of Professional Practice at KPMG Israel. Ms. Lerman is a certified public accountant and holds a B.A. degree in Economics and Accounting and an MBA degree both from Tel Aviv University.

PROPOSAL TWO
ELECTION OF DIRECTORS

BACKGROUND AND PROPOSAL

The Articles of Association of the Company provide that the members of the Board of Directors, except External Directors, shall be elected for terms lasting until the Company’s next Annual Meeting of Shareholders. At the Annual Meeting, shareholders will have the opportunity to vote for Shai Beilis, Ilan Kinreich, Yochai Hacohen, Eli Blatt and Jaron Lotan (the “Director Nominees”).

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, entitled to vote at the Annual Meeting and voting thereon, is required to elect the Director Nominees to the Company’s Board of Directors.

Unless authority to vote for the confirmation of the Director Nominees is withheld, the shares represented by all Proxies received by the Board of Directors will be voted FOR the Director Nominees. In the event that any of the Director Nominees shall become unable or unwilling to serve, the shares represented by Proxies will be voted for the election of such other person as the Board of Directors may recommend in his or her place. The Board of Directors has no reason to believe that any of the Director Nominees will be unable or unwilling to serve. Each of the Director Nominees is currently a Director of the Company. Pursuant to the provisions of the Company’s Articles of Association, Yochai Hacohen, Eli Blatt and Jaron Lotan were appointed to the Board of Directors by the members of Board of Directors then in office in February 2006, April 2006 and May 2006, respectively.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THESE NOMINEES AS A DIRECTOR OF THE COMPANY. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The following table contains certain information about the directors, Director Nominees and executive officers of the registrant:

Name	Age	Position
Jaron Lotan	48	Chairman of the Board
Ilan Kinreich	48	Director; Chief Strategy Officer; former Chief Executive Officer and President
Christopher Dineen	37	Chief Financial Officer
Shai Beilis	57	Director
David Assia	55	External Director
Yochai Hacohen	40	Director; Interim Chief Executive Officer and President
Eli Blatt	43	Director

JARON LOTAN has served as a Director and the Chairman of the Board since May 2006. Mr. Lotan served as the President and Chief Executive Officer of Tecnomatix Technologies Ltd., a provider of digital manufacturing solutions, from October 2002 until the sale of that company to UGS Corp. in April 2005. He was appointed Chief Executive Officer of Tecnomatix in January 2004. Following the acquisition of Technomatix Technologies Ltd., Mr. Lotan served as Senior Vice President of UGS Corp. from April 2005 until September 2005. Prior to joining Tecnomatix in October 2002, he was corporate executive vice president for business and strategy at Orbotech Ltd., a supplier of automated optical inspection and other productivity solutions for the electronics industry, responsible for the worldwide sales, marketing and support organization, corporate marketing activities, and strategy and business development. Prior to this, Mr. Lotan served as president of the Orbotech PCB Division and president of Orbotech Europe. Before joining Orbotech in 1992, he co-founded and served as general manager, North America for Rosh Intelligent Systems, a software company offering knowledge-based solutions to customer support organizations. Mr. Lotan holds a B.A. in Economics and Mathematics and an M.A. in Economics both from the Hebrew University in Jerusalem, Israel.

ILAN KINREICH is the Company’s founder and served as the Company’s Chief Executive Officer and President since inception of its operations in 1993 until June 11, 2006, when he relinquished that position and became the Company’s Chief Strategy Officer. Mr. Kinreich has served as a Director of the Company since 1993. From August 1989 to February 1991, Mr. Kinreich was a co-founder and Vice President of Research and Development at Mercury Interactive, a software testing company. From May 1985 until joining Mercury Interactive, Mr. Kinreich held the position of Research and Development Manager at Daisy Systems. Prior to that, Mr. Kinreich was part of the integration team for the Lavi jet fighter. Prior to this, Mr. Kinreich served seven years in the Israel Defense Forces, holding the rank of Captain, where he led development and deployment of command and control systems. Mr. Kinreich holds a B.Sc. degree in Mathematics and Computer Science from Bar Ilan University.

CHRISTOPHER DINEEN has served as the Company’s Chief Financial Officer since June 2003. From June 2000 until his appointment as Chief Financial Officer, Mr. Dineen served as the Company’s Vice President of Finance. From September 1991 until joining us in June 2000, Mr. Dineen was an auditor with Arthur Andersen LLP serving clients in varied industries, including software, manufacturing, and advertising. Mr. Dineen holds a B.S. degree in accounting from Northeastern University and is a Certified Public Accountant.

SHAI BEILIS has served as a Director since May 1998 and served as Chairman of the Board from May 2001 until May 2006. Mr. Beilis has been the Chairman and Managing Partner of Formula Ventures Ltd. since December 1998. From January 1995 until joining Formula Ventures Ltd., Mr. Beilis served as the Chief Executive Officer of Argotec Ltd., a wholly-owned subsidiary of Formula Systems (1985) Ltd. established in 1993 to capitalize on investment opportunities in the IT sector where he was responsible for initiating, overseeing and managing Argotec’s investments. Before joining Formula Systems (1985) Ltd., Mr. Beilis served as Chief Executive Officer of Clal Computers and Technology Ltd. and was employed by Digital Equipment Corporation. Mr. Beilis serves as a director for Blue Phoenics Ltd. and several private companies. Mr. Beilis is a director and principal shareholder of Shem Basum, Ltd. Mr. Beilis holds a B.S. degree in Mathematics and Economics from the Hebrew University in Jerusalem, Israel and a M.S. degree in Computer Science from the Weizmann Institute of Science.

DAVID ASSIA has served as an External Director of the Company since November 2002. Mr. Assia, a co-founder and acting CEO since August 2005 of Magic Software Enterprises Ltd., has served as Chairman and/or Vice Chairman of Magic Software since 1986, and as a director of Magic Software since its inception in 1984. From 1986 until September 1997, he was Chief Executive Officer of Magic Software. He also serves as a Director of Aladdin Knowledge Systems Ltd., Babylon Ltd. and Enformia Ltd. Mr. Assia holds B.A. and M.B.A. degrees from Tel Aviv University.

YOCHAI HACOHEN has served as a Director of the Company since February 2006. On June 11, 2006, Mr. Hacohen was appointed as Interim President and Chief Executive Officer. Mr. Hacohen joined Fortissimo in May 2004 and became a partner in January 2005. From October 2003 through May 2004, Mr. Hacohen served as the General Manager of a U.S. division of Magal Security Systems Ltd., a provider of hardware and software solutions for the surveillance market. From October 1998 through September 2002, Mr. Hacohen served as the Director of EMEA Sales and Marketing for the video recording division of Nice Systems Ltd., a provider of digital video and audio recording solutions. Mr. Hacohen holds a B.Sc. degree in biotechnology and M.B.A. degree in marketing from Tel Aviv University. Mr. Hacohen also served in an elite intelligence unit in the Israel defense forces.

ELI BLATT has served as Director of the Company since April 2006. Mr. Blatt joined Fortissimo as a partner January 2005. From March 1999 through May 2004, Mr. Blatt served as the Chief Financial Officer and Vice President of Operations of Noosh, Inc., a supplier of cross-enterprise e-business software solutions. From September 1997 through February 1999, Mr. Blatt served as the Director of Operations for CheckPoint Software Technologies Inc., an Internet security company, where he was responsible for OEM operations, product licensing and customer service. Mr. Blatt currently serves on the board of directors of Telrad Networks and NUR Macroprinters Ltd. Mr. Blatt holds a B.Sc. degree in Industrial Engineering from Tel Aviv University and an MBA degree from Indiana University. Mr. Blatt also served as a fighter pilot in the Israeli air force.

In accordance with the Company’s articles of association, the Company’s Board of Directors appointed Mr. Hacohen in February 2006, Mr. Blatt in April 2006 and Mr. Lotan in May 2006 to serve as directors of the Company until the next annual meeting of shareholders.

Messrs. Hacohen and Blatt are both partners in Fortissimo Capital Funds G.P. L.P. (“Fortissimo”) and Mr. Beilis is a director and principal shareholder of Shem Basum Ltd. As disclosed elsewhere in this Proxy Statement, Fortissimo and Shem Basum Ltd., along with several other co-investors, have entered into definitive agreements with the Company for an investment by the investors in convertible preferred shares and convertible debt of the Company. Fortissimo has also provided the Company with interim financing pursuant to a bridge loan agreement that provides for up to $500,000 of bridge loans, of which the Company has borrowed $400,000 as of May 31, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of ordinary share and other equity securities of the Company.

The Company believes that during the 2005 fiscal year, the officers, directors and holders of more than 10% of the Company’s ordinary shares complied with all Section 16(a) filing requirements.

Board Meetings and Committees

The Board of Directors held a total of 22 meetings during fiscal 2005. All of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board and any meetings of committees of the Board on which he or she served. The Board of Directors has established two committees, the Audit Committee and the Compensation Committee, each of which is briefly described below. The Board of Directors does not have a nominating committee or any committee performing similar functions; however, the Board of Directors has adopted the nominations process described below with respect to the consideration and nomination of candidates to serve on the Board of Directors. The Board of Directors adopted a nominating process rather than a nominating committee because the nominating process provides greater flexibility and improved participation by allowing all eligible members to contribute instead of assigning the duties to a static group of members.

Audit Committee

The Audit Committee of the Board of Directors currently consists of David Assia and Shai Beilis. Hanna Lerman, if elected as an External Director at the Annual Meeting, has agreed to serve as a member of the Audit Committee. Robert Steinkrauss served as a member of the Audit Committee for a portion of fiscal 2005 until his resignation from the Board of Directors in February 2005. Kathleen Cote also served as a member of the Audit Committee during all of fiscal 2005 and thereafter until her resignation from the Board of Directors in April 2006.

The Board of Directors has determined that all of the members of directors of the Audit Committee are “Audit Committee financial experts” as that term is defined in Item 401 of Regulation S-K under the Securities Exchange Act of 1934. Each of the members of the Audit Committee satisfies the independence requirements under Rule 10A(m)(3) of the Securities Exchange Act of 1934 and is an “independent director,” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. The Audit Committee held a total of four meetings during fiscal 2005.

The Israeli Companies Law requires a public company to maintain an audit committee comprised of at least three persons, including two External Directors. The Company has not been in compliance with this requirement since February 2005, when Mr. Steinkrauss resigned from service as an External Director. Since that date, the Company has attempted to identify a candidate for election as an External Director that meets the requirements of the Israeli Companies Law and who is willing to serve as an External Director. The Company cannot evaluate the impact of noncompliance with this requirement. After the Annual Meeting and upon the election of Ms. Lerman as an External Director, the Company believes it will be in compliance with this requirement.

As indicated above, upon the election of Ms. Lerman as an External Director, the Annual Meeting will adjourn for the Audit Committee, including Ms. Lerman, and then the full Board of Directors to consider and vote upon the matters included in Proposals Three, Ten, Eleven and Twelve. Prior to this Annual Meeting, Ms. Lerman has been supplied with materials relating to these matters and has had the opportunity to make inquiries with the Company and management about these matters. In addition, under the provisions of the Israeli Companies Law, once duly constituted with two External Directors, the actions of an audit committee are valid even if one of the two external directors does not participate in the committee’s deliberations or resolutions.

Compensation Committee

The Compensation Committee currently consists of Jaron Lotan, Shai Beilis and David Assia. William Geary served as a member of the Compensation Committee during all of fiscal 2005 and thereafter until his resignation from the Board of Directors in February 2006.

Each of the members of the Compensation Committee is an independent director under the rules of the Securities and Exchange Commission. Pursuant to authority delegated by the Board of Directors, the Compensation Committee is responsible for reviewing and administering the Company’s stock option plans and reviewing and approving salaries and other incentive compensation of the Company’s directors, officers and employees including recommendations to the Board of Directors with respect to the grant of stock options to officers and employees. The Compensation Committee held a total of two meetings during fiscal 2005. A copy of the Compensation Committee charter is available on the Company’s Internet website at www.radview.com.

Nominations Process

As noted above, the Board of Directors does not have a nominating committee. However, the Board of Directors has adopted a set of written procedures (the “Nominations Process”) to be followed by the Company’s independent directors, consisting of Jaron Lotan, David Assia, Shai Beilis, and, if elected at the Annual Meeting, Hanna Lerman. The Nominations Process requires the independent directors to assist the Board of Directors in its selection of individuals (i) as nominees for election to the Board of Directors at each annual meeting of the Board of Directors or (ii) to fill any vacancies or newly created directorships on the Board of Directors. A copy of the Nominations Process is available on the Company’s Internet website at www.radview.com.

Identification and Evaluation of Candidates for Board Membership

The independent directors may utilize a variety of methods for identifying and evaluating candidates for director. Candidates may come to the attention of the independent directors through current directors, management, professional search firms, shareholders or other persons. Candidates may be considered by the independent directors at any point during the year. The independent directors have sole authority to retain search firms to assist them identifying director candidates. They are required to exercise their business judgment in carrying out their responsibilities under the Nominations Process in a manner they reasonably believe to be in the best interests of the Company and its shareholders. In connection with their evaluation of a candidate, the independent directors may conduct candidate interviews, make inquiries of the person recommending the candidate, engage an outside search firm to gather additional information, or rely on the knowledge of the Board of Directors or management.

In evaluating a candidate, the independent directors may consider, among other things, a candidate’s personal and professional integrity, demonstrated ability and judgment, business experience, relevant expertise, and reputation. The Company believes that having directors with relevant experience in business and industry and other areas is beneficial to the Board of Directors as a whole, and that directors with such backgrounds can provide useful perspectives on significant risks and competitive advantages and in understanding the challenges that the Company faces. The independent directors may also consider, in accordance with applicable law, the current size and composition of the Board of Directors and the needs of the Board of Directors and its committees. The Nominations Process calls for the independent directors to develop and revise, as appropriate, selection criteria for nominees to the Board of Directors, which include the following minimum qualifications that must be met by a candidate:

•       The highest personal and professional ethics and integrity;

•       Proven achievement and competence in the candidate’s field and the ability to exercise sound business judgment;

•       Skills that are complementary to those of the existing directors; and

•       The ability to assist and support management and make significant contributions to the Company’s success.

Under the Nominations Process, the independent directors have performed an annual review of the performance and contributions made by each of the Director Nominees to the overall goals and objectives of the Company and have recommended each of the Director Nominees to the Board of Directors for reelection.

Shareholder Recommendations of Candidates for Membership on the Board of Directors

Shareholders may submit names of prospective candidates for election to the Board of Directors by writing to the Board of Directors at the Company’s offices at 2 Habarzel St. Tel Aviv, Israel 69710, attention Chief Financial Officer. Recommendations must be received by February [  ], 2007 to be considered for the 2007 Annual Meeting. Recommendations must include the name and address of the shareholder making the recommendation, a representation setting forth the number of the Company’s ordinary shares owned by the recommending shareholder, a statement that the recommended nominee has expressed his or her intent to serve on the Board of Directors if elected, biographical information about the recommended nominee, any other information the shareholder believes would be helpful to the independent directors in evaluating the recommended nominee and a description of all arrangements or understandings between the recommending shareholder and each nominee and any other person concerning the nomination.

Under the Nominations Process, the independent members of the Board of Directors will evaluate the qualifications of persons properly recommended by the Company’s shareholders using the same selection criteria as the independent directors use in evaluating other persons recommended by the Board of Directors, individual directors or management. Any shareholder who wishes to make a nomination for election to the Board of Directors at an annual or special meeting for the election of directors must also comply with procedures set forth in the Company’s articles of association.

Preferred Directors

In addition to the Nominations Process, in connection with the proposed financing transactions as set forth in Proposal Ten to this Proxy Statement, Fortissimo will be entitled to nominate up to four of seven board members to serve as Preferred Directors. The responsibilities and privileges of Preferred Directors are also described in Proposal Five. Fortissimo has designated Jaron Lotan, Yochai Hacohen, Eli Blatt and Ilan Kinreich to serve as Preferred Directors upon the approval of the financing transactions at the Annual Meeting.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Board of Directors by writing to them at the Company’s offices at 2 Habarzel St. Tel Aviv, Israel 69710, attention Chief Financial Officer. All such communications should include a representation from the submitting shareholder setting forth the shareholder’s address and the number of the Company’s ordinary shares beneficially owned by the shareholder. The Chief Financial Officer will collect, organize and monitor these communications and will ensure that summaries of all received messages are provided to the Board of Directors at its regularly scheduled meetings. Shareholders who would like their submission directed to a specific director may so specify, and the communication will be so forwarded, as appropriate. Where the nature of a communication warrants, the Chief Financial Officer may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or an independent director, or the Company’s management or independent advisors, as he considers appropriate.

Directors’ Attendance at Annual General Meetings of Shareholders

The Company does not have a formal policy regarding attendance by members of the Board of Directors at its Annual Meetings of shareholders. In 2005, one of the Company’s directors attended the Annual Meeting of Shareholders.

Director Compensation

The Company reimburses its directors for expenses incurred to attend meetings of the Board of Directors and any committees of the Board of Directors. The Company has made in the past and will make in the future annual cash payments in the amount of $5,000 to each of its non-employee directors and has granted options to purchase ordinary shares to its directors from time to time. However, pursuant to the terms of the management services agreement to be entered into by the Company and Fortissimo as described below in Proposal Ten, Messrs. Hacohen and Blatt will not be entitled to cash remuneration or compensation for their services as directors other than the management fee payable to Fortissimo under the management services agreement. However, Mr. Hacohen, who is serving as the Company’s Interim Chief Executive Officer and President, will receive cash compensation from the Company for such service as described in Proposal Three in this Proxy Statement. Each of Messrs. Lotan and Kinreich, both of whom are employee directors, will receive cash compensation and options to purchase ordinary shares, as described in Proposal Three to this Proxy Statement.

Code of Ethics

The Company has adopted a code of ethics and business conduct (the “Code of Ethics”) which applies to its principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics is located on the Company’s Internet website at www.radview.com. Any amendments or waivers to the Code of Ethics that apply to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions will be disclosed on the Company’s internet website within five business days following such amendment or waiver. The information contained on or connected to the Company’s Internet website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report the Company files with or furnishes to the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

The following tables set forth certain information with respect to compensation paid or accrued for services rendered to the Company in all capacities for each of the three fiscal years ended December 31, 2005 by its Chief Executive Officer and the other executive officer of the Company whose salary and bonus during the fiscal year ended December 31, 2005 exceeded $100,000 (collectively, the “Named Executive Officers”). The Company had no other executive officers in the year ended December 31, 2005.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation Awards
					Number of
				Other	Securities
		Annual Compensation		Annual	Underlying
Name and Principal Position	Fiscal Year	Salary	Bonus	Compensation	Options
Ilan Kinreich(1)	2005	$174,677	$24,243	—	—
Chief Executive Officer	2004	171,000	18,311	—	—
and President	2003	179,038	—	—	—
Christopher Dineen	2005	133,779	23,156	—	117,400
Chief Financial Officer	2004	118,096	22,111	—	—
	2003	100,962	—	—	75,000

(1)          On June 11, 2006, Mr. Kinreich relinquished the position of Chief Executive Officer and President and assumed a new role as Chief Strategy Officer.

Employment Contracts, Termination of Employment and Change of Control Arrangements

At the start of their employment, the Company’s employees in the United States generally sign offer letters specifying basic terms and conditions of employment as well as agreements that include confidentiality, non-compete provisions and assignment of intellectual property rights related to their employment. At the start of their employment, the Company’s employees in Israel generally sign written employment agreements that include confidentiality and non-compete provisions.

In addition, certain key employees of the Company, including Messrs. Kinreich and Dineen have a change of control agreement with the Company under which (i) fifty percent (50%) of unvested stock options and/or restricted shares then held by the employee shall immediately vest upon a change of control of the Company; (ii) they will receive a severance package consisting of six months’ base salary, plus any accrued compensation, reimbursements and vacation time owed; and (iii) the remaining unvested stock options and/or restricted shares then held by the employee shall immediately vest, if the employee terminates his employment with the Company for a good reason, as defined therein, or his employment is terminated without cause, each within twelve (12) months of a change in control of the Company. Under the terms of the change of control agreements, a change of control will be deemed to have occurred upon the following events: (a) a sale, lease or other transfer of all or substantially all of the assets of the Company; (b) persons constituting the Board of Directors on the date of the agreement or new directors approved by those persons cease to constitute a majority of the members of the Board of Directors; (c) a merger of the Company with another entity following which the shareholders of the Company do not own 50% of the voting power of the securities of the entity acquiring the Company; (d) a third party acquires 25% or more of the total number of votes that may be cast for the Directors of the Company; or (e) the Directors adopt a resolution stating that a change in control has occurred for the purposes of the agreement. The Company expects that upon consummation of the investment by Fortissimo, as described elsewhere in this Proxy, a change in control event will occur.

Option Grants

The following table presents each grant of ordinary share options during the fiscal year ended December 31, 2005 to each of the Named Executive Officers.

OPTION GRANTS IN 2005

	Number of Securities Underlying Options		Percent of Total Options Granted To Employees In	Exercise Price Per	Expiration	Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Terms(3)
Name	Granted		2005(1)	Share(2)	Date	5%	10%
Ilan Kinreich	—		—	—	—	—	—
Christopher Dineen	100,000	(4)	9.1%	$0.22	3/15/15	$13,836	$35,062
	17,400	(4)	1.6%	$0.22	4/29/15	2,407	6,101

(1)          Percentages shown under “Percent of Total Options Granted to Employees in 2005” are based on an aggregate of 1,101,055 options granted to the Company’s employees under the Company’s option plans during 2005.

(2)          The exercise price equals the fair market value of the ordinary shares, which is equal to the closing sales prices of the ordinary shares as quoted on the Nasdaq Stock Market as of the grant date.

(3)          The potential realizable value is calculated based on the term of the option at the time of grant. Share price appreciation of 5.0% and 10.0% is assumed pursuant to the rules promulgated by the SEC and does not represent the Company’s estimate of future stock price performance. The potential realizable values at 5.0% and 10.0% appreciation are calculated by: (a) multiplying the number of ordinary shares under the option by the exercise price per share; (b) assuming that the aggregate share value derived from that calculation compounds at the annual 5.0% or 10.0% rate shown in the table until the expiration of the options; and (c) subtracting from that result the aggregate option exercise price.

(4)          These options vest quarterly over four years.

The following table sets forth information with respect to (i) stock options exercised in the fiscal year ended December 31, 2005 by the Named Executive Officers and (ii) unexercised stock options held by such individuals.

AGGREGATED OPTION EXERCISES IN 2005
AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised in-the-Money Options at December 31, 2005
Name	Exercise (#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Ilan Kinreich	—	—	520,000	430,000	—	—
Christopher Dineen	—	—	132,150	120,250	—	—

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

This report is submitted by the Compensation Committee. The Compensation Committee currently consists of Jaron Lotan, Shai Beilis and David Assia. Each of the members of the Compensation Committee is an independent director under the rules of the SEC and Nasdaq.

Compensation Philosophy.   The Company’s executive compensation program is designed to attract, retain and reward executives in a competitive industry. To achieve this goal, the Compensation Committee applies the philosophy that compensation of executive officers should be linked to meeting specified performance goals.

Under the direction of the Compensation Committee, the Company has developed and implemented compensation policies. The Compensation Committee’s executive compensation policies are designed to (i) enhance operating results of the Company and shareholder value, (ii) integrate compensation with the Company’s annual and long-term performance goals, (iii) reward corporate performance, (iv) recognize individual initiative, achievement and hard work, and (v) assist the Company in attracting and retaining qualified executive officers. Currently, compensation under the executive compensation program is comprised of cash compensation in the form of annual base salary and bonus and long-term incentive compensation in the form of stock options.

Base Salary.   The Compensation Committee reviews salaries periodically. The Compensation Committee’s policy is to consider amounts paid to senior executives with comparable qualifications, experience and responsibilities at other publicly-held companies of similar size and engaged in a similar type of business to that of the Company, all of whom are constituent companies of the Nasdaq Computer Index. The Compensation Committee does not take into account the Company’s relative performance as compared to comparable companies. The Compensation Committee also considers compensation information pertaining to the Company’s industry including salary surveys, industry reports and other available information. The Compensation Committee analyzes this information to recommend salaries. The Compensation Committee does not use a fixed or rigid formula to recommend salaries.

The salary compensation for the executive officers is based upon their qualifications, experience and responsibilities, as well as the attainment of planned objectives. Mr. Kinreich’s planned objectives included: (1) implementing the 2005 operating plan; (2) building strategic relationships; and (3) executing product release plans. The Chief Executive Officer makes recommendations to the Compensation Committee regarding the planned objectives and executive compensation levels. The overall plans and operating performance levels upon which management compensation is based are reviewed and approved by the Compensation Committee on a periodic basis.

Bonus Compensation.   The Company’s executive officers are eligible for quarterly cash bonuses, which are based primarily on corporate achievements and individual performance objectives that are reviewed and approved by the Compensation Committee and established at the beginning and in the course of each year. After the completion of each quarter, the Compensation Committee reviews the attainment of corporate and individual objectives and recommends bonuses based on the extent to which corporate objectives were met or exceeded and individual contributions to the Company’s overall performance.

In July 2005, as part of a plan to reduce its operating cash flow, the Company suspended payments of all quarterly cash bonuses, commencing with the second quarter of 2005. However, the Company has accrued estimated bonuses for the second quarter of 2005 and thereafter based on the pre-established corporate achievements and individual performance objectives. The payment of all, or a portion of, the accrued suspended quarterly cash bonuses or future quarterly cash bonuses will be subject to the approval by the Compensation Committee.

Stock Options.   The Company relies on incentive compensation in the form of stock options to retain and motivate executive officers and employees, which generally is provided through initial option grants at the date of hire and periodic additional grants. Incentive compensation in the form of stock options is designed to provide long-term incentives to executive officers and other employees, to encourage the executive officers and other employees to remain with the Company and to enable them to develop and maintain a stock ownership position in the Company’s ordinary shares.

Awards take into account each officer’s scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance and contributions of the officer and competitive market data for similar positions. Options are granted with an exercise price equal to the fair market value of the Company’s ordinary shares on the date of grant. The standard vesting schedule provides that a portion of the shares subject to each option vest and become exercisable annually and quarterly over three- to four-year periods.

Option grants to executive officers are based on such factors as initiative, achievement and performance. In administering grants to executive officers, the Compensation Committee evaluates each officer’s total equity compensation package. The Compensation Committee generally reviews the option holdings of each of the executive officers, including their vesting and exercise prices and the then current value of any unvested options. The Compensation Committee considers equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of the Company’s shareholders.

By the RadView Software Ltd. Compensation Committee
Jaron Lotan, Shai Beilis and David Assia

Compensation Committee Interlocks and Insider Participation

Jaron Lotan, Shai Beilis and David Assia currently constitute the Company’s Compensation Committee. None of the Company’s executive officers serve as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of the Company’s Board of Directors or Compensation Committee.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of Directors who meet the independence and experience requirements under the Israeli Companies Law and the rules of the Securities and Exchange Commission, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors. A copy of the Audit Committee charter is included as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval.

Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those consolidated financial statements. The responsibility of the Audit Committee is to monitor and review these processes. Members of the Audit Committee are not employees of the Company and are not required to be accountants or auditors by profession. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report of the Company’s consolidated financial statements.

The oversight by the Audit Committee does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee cannot give assurance that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent auditors are in fact “independent.”

In fulfilling its responsibilities for the consolidated financial statements for fiscal year 2005, the Audit Committee took the following actions:

•       Reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2005 with management and Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, the Company’s independent auditors;

•       Discussed with Kost Forer Gabbay & Kasierer the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, relating to the conduct of the audit; and

•       Received written disclosures and the letter from Kost Forer Gabbay & Kasierer regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Kost Forer Gabbay & Kasierer their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee’s review of the audited consolidated financial statements and discussions with management and Kost Forer Gabbay & Kasierer, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 to be filed with the Securities and Exchange Commission.

By the RadView Software Ltd. Audit Committee
Shai Beilis and David Assia

COMPARATIVE SHARE PERFORMANCE GRAPH

The following graph shows the cumulative shareholder return of the Company’s ordinary shares from
August 10, 2000, the date of the Company’s initial public offering, through December 31, 2005 as compared with that of the Nasdaq Composite and the Nasdaq Computer Index. The graph assumes the investment of $100 in the Company’s ordinary shares and each of the comparison groups on August 10, 2000 and assumes the reinvestment of dividends. The Company has never declared a dividend on its ordinary shares. The ordinary share price performance depicted in the graph below is not necessarily indicative of future price performance. This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL THREE
RATIFICATION AND APPROVAL OF COMPENSATION OF
MEMBERS OF THE BOARD OF DIRECTORS

BACKGROUND AND PROPOSAL

Under the Israeli Companies Law, 1999, shareholders must approve the payment of compensation to the Company’s directors. Regulations promulgated under the Israeli Companies Law contain specific rules governing the compensation payable to External Directors and the relationship between such compensation and compensation paid to non-External Directors. At the Annual Meeting, shareholders will be asked to approve the following compensation arrangements for the directors:

1.   External Director Cash Compensation.   Commencing on the date of her election, an annual cash payment of $5,000 will be made to Hanna Lerman payable on December 31st of each calendar year. If Ms. Lerman is no longer in office on December 31st, she will receive a pro rata portion of this payment for the portion of the calendar year during which she served. The Company’s shareholders previously approved a comparable annual cash payment to each of Shai Beilis and David Assia.

2.   External Director Stock-Based Compensation.   Subject to applicable law and to the future approval of the Company’s shareholders, any and all additional options and monetary compensation awarded to David Assia and Hanna Lerman, both External Directors, shall be calculated in such a manner that each of Mr. Assia and Ms. Lerman shall receive (i) no less then the number of options or amount of monetary compensation provided to any other non-employee director and (ii) no more than the average number of options or amount of monetary compensation awarded to all other non-employee directors as a group. Compensation to David Assia and Hanna Lerman will be identical.

3.   Chairman of the Board Compensation.   The Company will pay to Jaron Lotan, as the Chairman of the Board, cash compensation based on an annual salary rate of $240,000 on a pro-rata basis according to the actual number of days per week that Mr. Lotan provides services to the Company not to exceed $70,000 in the aggregate in the first 12 months of service.

The Company will also grant to Mr. Lotan an option to purchase 455,000 ordinary shares under the Key Employee Share Incentive Plan. This option grant is equivalent to one percent of the Company’s issued and outstanding ordinary shares and preferred shares, on an as-converted basis, immediately after the initial closing of the financing transactions. As a form of anti-dilution protection, as the investors exercise their additional investment rights, if at all, to purchase up to an additional 75,000,000 convertible preferred shares as provided for in the financing transactions, Mr. Lotan shall be granted, as of each subsequent closing under the financing transactions, an additional option to purchase one percent of the incremental number of issued and outstanding ordinary shares and preferred shares (on an as-converted basis) immediately following each subsequent closing. Each option granted to Mr. Lotan will vest over a 12-month term from the date of grant, with 50% vesting after six months and the remaining 50% vesting after 12 months. In the event of a change in control of the Company, other than as a result of the financing transactions as set forth in Proposal Ten, 50% of all then unvested options shall become immediately vested.

Additionally, as a bonus to Mr. Lotan upon the Company attaining certain milestones that are to be agreed upon between Mr. Lotan and the Company, Mr. Lotan will be granted additional fully-vested options to acquire up to one percent of the Company’s issued and outstanding ordinary shares and preferred shares (on an as-converted basis) and such options will receive identical anti-dilution protection, as described above.

The exercise price of each option granted to Mr. Lotan shall be equal to the market price on the then current date of grant.

4.           Other Employee Director Officer Compensation.   Ilan Kinreich is both a director and an employee of the Company, serving as the Chief Executive Officer and President until June 11, 2006, at which time he relinquished that position and became the Company’s Chief Strategy Officer. Because Mr. Kinreich serves as both an employee and a director, the approval by shareholders is required for his compensation arrangements, including the grant of options, bonuses (previously approved by the Audit Committee and Board of Directors), and salary as set forth below.

The Company has paid or accrued bonuses to Mr. Kinreich totaling $18,311 for 2004 and $24,243 for 2005 and implemented an increase in annual salary from $171,000 to $175,000 (effective as of February 1, 2005), each as previously approved by the Company’s Audit Committee and Board of Directors.

The Company will grant to Mr. Kinreich an option to purchase 2,500,000 ordinary shares under the Key Employee Share Incentive Plan. In connection with such grant, Mr. Kinreich has agreed to relinquish and cancel all of his then existing outstanding stock options, which total 950,000 options at a weighted average exercise price of $0.42 per share as of May 31, 2006. In addition, Mr. Kinreich will be granted an additional option to purchase 625,000 ordinary shares and he will also be entitled to receive, in each of the three successive years, an option to purchase 625,000 ordinary shares, for a combined total of 2,500,000 additional options. The actual grant of the future options will be subject to approval by the Board of Directors in each applicable year. All options granted to Mr. Kinreich as described above will vest quarterly over a four-year term from their respective date of grant. The exercise price of each option granted to Mr. Kinreich will be set at the market price on the date of grant. In the event of a change in control of the Company, other than as a result of the financing transactions as set forth in Proposal Ten, 50% of all then unvested options shall become immediately vested.

In connection with his transition to Chief Strategy Officer, Mr. Kinreich’s compensation will be adjusted effective with his relocation to Israel, which is expected to occur in August 2006. Mr. Kinreich’s annual salary will be adjusted to $120,000 and he will become eligible for quarterly bonuses of up to 30% of his salary based upon achievement of management objectives. Mr. Kinreich will be guaranteed employment for a minimum of six months from his relocation. In addition, if Mr. Kinreich’s employment is terminated without cause, he will receive severance pay equal to (a) six months’ salary if such termination is within one year of his relocation or (b) three months’ salary if such termination is after one year of his relocation.

5.   Interim Chief Executive Officer Compensation.   Yochai Hacohen is both a director and an employee of the Company, serving as the Interim Chief Executive Officer and President since June 11, 2006.  Because Mr. Hacohen serves as both an employee and a director, the approval by shareholders is required for his compensation arrangements as set forth below.

In connection with his services as Interim Chief Executive Officer and President, the Company will pay to Mr. Hacohen an annual salary of $125,000 (effective as of July 1, 2006).

As of May 31, 2006, the market value of the Company’s ordinary shares was $0.10 per share. The U.S. federal and Israeli income tax consequences of the issuance and exercise of the options described above to the recipient and the Company are described in Proposals Eight and Nine of this Proxy Statement.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, entitled to vote at the Annual Meeting and voting thereon is required for the approval of the compensation of the Directors as set forth above.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE COMPENSATION ARRANGEMENTS FOR THE COMPANY’S DIRECTORS DESCRIBED ABOVE ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION ARRANGEMENTS. PROXIES SOLICITED BY THE BOARD OF

DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

IN ADDITION, AS REQUIRED UNDER ISRAELI LAW, THE APPROVAL OF FIRST THE AUDIT COMMITTEE AND THEN THE BOARD OF DIRECTORS OF THE PROPOSED COMPENSATION FOR THE DIRECTORS MUST BE OBTAINED PRIOR TO THE VOTE BY THE COMPANY’S SHAREHOLDERS.

PROPOSAL FOUR
INCREASE OF SHARE CAPITAL

BACKGROUND AND PROPOSAL

The Company’s Board of Directors has unanimously approved a resolution to increase the number of authorized ordinary shares of the Company from 40,000,000 ordinary shares par value NIS 0.01 to 350,000,000 ordinary shares par value NIS 0.01. The increase of 310,000,000 ordinary shares is necessary to make available sufficient ordinary shares for the following purposes:

•       4,000,000 ordinary shares to be reserved for the proposed increase in the number of shares issuance under the Company’s Key Employee Share Incentive Plan, as described in Proposal Eight;

•       1,000,000 ordinary shares to be reserved for the proposed increase in the number of shares issuable under the Company’s U.S. Share Plan, as described in Proposal Nine;

•       200,000,000 ordinary shares to be reserved for issuance upon conversion of the convertible preferred shares that may be issued in connection with the proposed financing transactions described in Proposal Ten;

•       105,000,000 ordinary shares to be authorized but unreserved.

Except for the reservation of ordinary shares for issuance upon conversion of the convertible preferred shares that may be issued in the proposed financing transactions and the increase in shares issuable under employee option plans as described above, the Company does not have any other plans, proposals or arrangements to issue additional ordinary shares. The remainder of the increase in ordinary shares would allow the Company to meet its future business needs as they arise. These purposes could include, among other things, the sale of shares to raise additional capital, the purchase of property or assets, the acquisition of other companies, the use of shares for various equity compensation and other employee benefit plans and arrangements, the declaration of share splits or dividends, and other bona fide corporate purposes. At this time, the Company has no current plans to issue any of the additional shares to acquire any other company, property or assets.

The following table summarizes the Company’s existing capital structure as of May 31, 2006 and the proposed capital structure, on a pro forma basis, assuming:

•       the approval of the increase in authorized ordinary shares (Proposal Four);

•       the approval of the authorized and designated preferred shares (Proposal Five);

•       the approval of the increases in the number of ordinary shares reserved for issuance under the Company’s stock plans (Proposals Eight and Nine);

•       the approval of the proposed financing transactions (Proposal Ten); and

•       the completion of the initial closing of the proposed financing transactions.

	Existing Capital Structure		Proposed Capital Structure
	Ordinary Shares	Preferred Shares	Ordinary Shares(3)	Preferred Shares(4)
Issued and Outstanding(1)	20,525,682	—	20,525,682	75,000,000
Authorized and Reserved for Issuance(2)	10,582,716	—	215,582,716	125,000,000
Authorized but Unreserved	8,891,602	—	113,891,602	—
Total Authorized	40,000,000	—	350,000,000	200,000,000

(1)          Represents 20,659,982 ordinary shares issued less 134,000 ordinary shares held as treasury shares.

(2)          Includes 7,896,443 ordinary shares reserved for issuance under employee share purchase plans and 2,686,273 ordinary shares reserved for issuance under outstanding warrants to purchase ordinary shares.

(3)          Includes the authorization of an additional 310,000,000 ordinary shares, of which (a) 200,000,000 ordinary shares are reserved for issuance upon conversion of 200,000,000 preferred shares, (b) an additional 5,000,000 ordinary shares are reserved under the Company’s stock option plans as set forth in Proposals Eight and Nine, and (c) an additional 105,000,000 ordinary shares are authorized but unreserved.

(4)          Includes the authorization of 200,000,000 preferred shares, of which 125,000,000 shall be designated as Series A Preferred Shares and 75,000,000 shall be designated as Series B Preferred Shares, as set forth in Proposal Five.

The issuance of additional ordinary shares may adversely affect the market price of the ordinary shares and will result in dilution of the beneficial ownership interests and/or voting power of the Company’s existing ordinary shareholders.

The financing transactions presented for approval in Proposal Ten are contingent on the approval by shareholders of the increase in the number of authorized ordinary shares as set forth in this proposal and the authorization of preferred shares as set forth in Proposal Five. An unfavorable vote on either Proposal Four or Five would result in the Company having insufficient authorized capital shares required to close the financing transactions.

In the event the financing cannot be closed as a result of an unfavorable shareholder vote, then Fortissimo would be entitled to demand repayment of all outstanding borrowings under the bridge loan financing, which would become due and payable within 60 days of the shareholders meeting. In addition, the Company would be required to pay to Fortissimo a service fee of $250,000. As a result, the Company would be required to immediately seek alternative financing to repay the bridge loan, pay the service fee to Fortissimo and continue operations. Pursuant to a no-shop restriction under the share purchase agreement, as described in Proposal Ten, the Company is precluded from seeking alternative sources of financing prior to the date of the Annual Meeting. Consequently, the Company has not arranged for alternate financing to the proposed financing transactions. As a result, if shareholder approval is not obtained, the Company may not be able to obtain sufficient alternate financing in a timely manner, which would have a material adverse effect on the Company’s operations.

The increase in the number of ordinary shares authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our Board of Directors or contemplates a tender offer or other transaction involving the combination of the Company with another company, it may be possible for the Company to impede the attempt by issuing additional ordinary shares, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. Ordinary shares could also be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid. By potentially discouraging initiation of any such unsolicited takeover attempt, the Company’s Articles of Association may limit the opportunity for its shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may also have the effect of permitting the Company’s current management, including its board of directors, to retain its position indefinitely and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business.

The Company has no present intention to use the increased authorized ordinary shares for anti-takeover purposes and is not part of any series of anti-takeover measures contained in our Articles of Association, except as discussed in the following proposal with respect to the Preferred Shares. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

The additional authorized ordinary shares would have rights identical to the Company’s ordinary shares currently outstanding. Approval of the proposed increase in the number of authorized ordinary shares and any issuance of ordinary shares would not affect the rights of existing holders of the Company’s ordinary shares, except for the effects incidental to increasing the outstanding number of ordinary shares, such as dilution of earnings per share, if any, and voting rights of existing holders of ordinary shares.

If authorized, the additional ordinary shares may be issued with approval of the Board of Directors but without further approval of shareholders, unless shareholder approval is required by applicable law, rule or regulation. Under the Company’s Articles of Association, ordinary shareholders do not have preemptive rights with respect to future issuances of ordinary shares. Thus, should the Board of Directors elect to issue additional ordinary shares, the Company’s existing shareholders will not have any preferential rights to purchase such shares and such issuance could have a dilutive effect on the voting power and percentage ownership of these shareholders. The issuance of additional ordinary shares could also have a dilutive effect on our earnings per share, if any.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the increase in the number of authorized ordinary shares of the Company.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION AND APPROVAL OF THE INCREASE IN THE NUMBER OF AUTHORIZED ORDINARY SHARES OF THE COMPANY IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE INCREASE IN THE NUMBER OF AUTHORIZED ORDINARY SHARES OF THE COMPANY. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL FIVE
RATIFICATION AND APPROVAL OF THE AUTHORIZATION OF
PREFERRED SHARES OF THE COMPANY

BACKGROUND AND PROPOSAL

Subject to shareholder approval of Proposal Ten, the Company expects to issue the preferred shares described in Proposal Ten and to reserve authorized and unissued preferred shares for issuance upon exercise of warrants and upon conversion of convertible loans described in Proposal Ten, and to reserve ordinary shares for issuance upon conversion of the convertible preferred shares described in Proposal Ten. The Company’s existing capital structure does not provide for the issuance of preferred shares. Therefore, a change of the Company’s authorized share capital is required.

The Company’s Board of Directors has unanimously has approved the authorization of 200,000,000 preferred shares of the Company, to be designated as follows:

•       125,000,000 Series A Preferred Shares of par value NIS 0.01; and

•       75,000,000 Series B Preferred Shares of par value NIS 0.01.

As described in Proposal Ten, a part of the proposed financing transactions, the Company expects to issue up to 125,000,000 Series A Preferred Shares in direct equity investments and through issuance of convertible debt and up to 75,000,000 Series B Preferred Shares upon the exercise of warrants. As a result, upon the approval of both Proposals Five and Ten, there will be no authorized but unreserved preferred shares. However, to the extent the investors do not exercise their rights to purchase additional preferred shares, or exercise warrants, or convert convertible debt before the expiration of such instruments, a portion of the preferred shares will remain unissued and become unreserved, and as a result may become available for alternate use by the Company in the future. Except for the reservation of preferred shares for the proposed financing transactions, the Company does not have any other plans, proposals or arrangements to issue additional preferred shares.

The financing transactions presented for approval in Proposal Ten are contingent on the approval by shareholders of the increase in the number of authorized ordinary shares as set forth in Proposal Four and the authorization of preferred shares as set forth in this proposal. An unfavorable vote on either Proposal Four or Five would result in the Company having insufficient authorized capital shares required to close the financing transactions. The effects of an unfavorable shareholder vote are described in Proposal Four.

The impact to the Company’s capital structure of the proposed authorization of preferred shares is included in Proposal Four.

The authorization of preferred shares could, under certain circumstances, be construed as having an anti-takeover effect, similar to those described in Proposal Four. The Company has no present intention to use the authorized preferred shares for anti-takeover purposes and is not part of any series of anti-takeover measures contained in our Articles of Association. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

RIGHTS AND PREFERENCES OF PREFERRED SHARES

Preferred shares would be convertible, at the discretion of the holder, in the ratio of one ordinary share for one preferred share, subject to anti-dilution adjustments, as described below. Preferred shares are not redeemable and do not require mandatory dividends.

In addition to the rights granted to ordinary shareholders, preferred shareholders would be entitled to such rights as are specified in the Company’s Articles of Association as amended and restated pursuant to Proposal Six, as summarized below:

•       vote on an as-converted basis with ordinary shares on all matters presented at a general meeting of shareholders;

•       nominate a majority of the members of the board of directors, including the chairman of the board;

•       receive a priority preference upon liquidation or deemed liquidation;

•       receive anti-dilution adjustments to the conversion ratio of the preferred shares upon issuances of securities by the Company at a price below the original issue price of the preferred shares; and

•       receive a preemptive right to participate in subsequent equity financings of the Company.

In addition, so long as any of the preferred shares are outstanding and preferred shareholders hold at least 20% of the issued and outstanding shares of the Company, on an as-converted basis, or 50% of the original amount of the convertible loan remains outstanding, the Company will not effect any of the following actions without the consent of a majority of the preferred shareholders:

•       amend the Articles of Association or change the Company’s share capital;

•       alter the rights, preferences or privileges of the preferred shares;

•       declare or pay any dividends or make any distributions on any of the Company’s shares, other than on the preferred shares;

•       redeem any of the Company’s shares ranking junior or equal to the preferred shares, except for repurchases of shares under the Company’s stock option plans and redemption of preferred shares;

•       authorize or issue any shares having rights and/or preferences senior to or equal with the preferred shares with respect to voting, dividends redemption or liquidation;

•       a sale of the Company by sale of all or substantially all of the Company’s issued and outstanding shares, merger, consolidation sale of assets or otherwise;

•       sale or transfer of all or a material part of the Company’s intellectual property assets; or

•       voluntary dissolution or cessation of operations of the Company.

Furthermore, during the nine-month period following the initial closing of the proposed financing transactions, the Company may not, without the approval of the Board of Directors, which approval must include the affirmative vote of the majority of the Preferred Directors, do any of the following:

•       make any loan or advance to, or own any shares or other securities of any, subsidiary or other corporation, partnership, or other entity, unless it is wholly owned by the Company;

•       make any loan or advance to any person, including any employee or director, except advances and similar expenditures in the ordinary course of business or as permitted under the terms of an employee share or option plan;

•       guarantee, any indebtedness except for trade accounts of the Company arising in the ordinary course of business;

•       make any investment other than investments in prime commercial paper, money market funds, certificates of deposit in any registered US or Israeli bank or obligations issued or guaranteed by the United State of America or the State of Israel, in each case having a maturity not in excess of two years;

•       incur any aggregate indebtedness in excess of $100,000;

•       enter into or be a party to any transaction with any director, officer or employee of the Company or any ‘associate’ (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934) of any such person, except for transactions in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Board;

•       hire, fire, or change the compensation of the executive officers, including approving any option plans;

•       change the principal business of the Company, enter new lines of business, or exit the current line of business; or

•       sell, transfer, license, pledge or encumber technology or intellectual property, other than licenses granted in the ordinary course of business.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the authorization of preferred shares.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION AND APPROVAL OF THE AUTHORIZATION OF PREFERRED SHARES IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AUTHORIZATION OF PREFERRED SHARES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL SIX
RATIFICATION AND APPROVAL OF THE AMENDMENT AND
RESTATEMENT OF THE COMPANY’S ARTICLES OF ASSOCIATION

BACKGROUND

Under the Israel Companies Law, 1999, shareholders must approve amendments to a company’s articles of association. At the Annual Meeting, shareholders will be asked to approve the amendment and restatement of the Company’s Articles of Association.

The Articles of Association are being amended for the following purposes (including a reference to the applicable proposal in this Proxy Statement where such approval is being requested):

•       to increase the number of authorized ordinary shares of the Company (Proposal Four);

•       to authorize the issuance of preferred shares of the Company (Proposal Five);

•       to amend the provisions for indemnification of directors and officers of the Company (Proposal Seven);

•       to incorporate modifications arising from the proposed financing transactions (this proposal); and

•       to incorporate all other modifications unrelated to the above items (this proposal).

The full text of the Amended and Restated Articles of Association is set forth as Appendix B to this Proxy Statement. This text is marked to show changes from the existing Articles of Association of the Company. You are urged to read the text of Appendix B in its entirety.

PROPOSAL

The purpose of this proposal is to approve the amendment of those portions of the Amended and Restated Articles of Association arising from the proposed financing transactions and other modifications consisting of a more general nature. The following information summarizes the material modifications to the Amended and Restated Articles of Association relating to these matters.

Modifications Arising from Financing Transactions

Many of the proposed changes to the Articles of Association derive from the creation of the preferred shares and their specific rights as negotiated between the investors in the financing transaction and the Company. These changes include:

•       addition of new defined terms in Article 1 of the Articles of Association;

•       addition of new provisions to the Articles of Association, such as Article 11.4 (Preemptive Rights), Article 33 (Conversion), Article 35 (Restrictive Provisions), Article 45.6.2 (Preferred Director Voting), Article 46.3.3 and 48.5 (Replacement of Preferred Directors) and Article 67 (Liquidation);

•       modification of existing provisions of the Articles of Association, such as providing that certain actions are subject to Preferred Shareholder/Preferred Director approval, as in Articles 6, 7, 8, 18, 21, 30, 56, 58, 60, 61 and 62;

•       modification to the Articles of Association to reflect the Company’s new multiple-class equity structure, such as Article 24.2 (Class Meetings) and Article 32 (Voting Power);

•       deletion of existing requirement that liquidation of the Company be approved by a Special Majority (75% of the Shareholders entitled to vote and who actually vote) (Article 30.1);

•       modification of the director quorum requirements such that a quorum of the Board must contain at least two Preferred Directors (Article 45.4); and

•       addition of a requirement that each board committee contain at least one Preferred Director (Article 52.5).

Other Modifications

In addition to the proposed changes set forth above, other changes are being made to the Company’s existing Articles of Association, including:

•       modification of the quorum requirement at class meetings from “not less than 50%” to “50.1%” (Article 24.1) to provide for a clear majority for purposes of determining a quorum at class meetings;

•       decrease the notice requirement for board meetings from seven days to five days (Article 45.2) in order to allow the Board of Directors to convene a meeting in more timely manner in order to respond to urgent developments;

•       decrease the maximum number of directors from “eleven” to “nine” (Article 46.1) to ensure that the number of members of the Board will remain within a range appropriate for the Company;

•       modification of the provisions relating to Alternative Directors (Article 47.1) to clarify and expand the rights and powers of Alternative Directors that prior to the amendment were contained in Article 47.3;

•       modification of the provisions relating to committees of the Board (Article 52.1) to clarify the ability of the Board of Directors to appoint Advisory Committees;

•       deletion of the ability of Board to provide for a “seal” (existing Article 70.3) to remove this authority as it was not deemed relevant for the Company;

•       addition of a provision that notices to shareholders could be made by facsimile or email to facilitate quicker communication with the Company’s shareholders; and

•       various grammatical and clarification-type changes and internal renumbering of cross-references within the Articles of Association.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the Amendment and Restatement of the Company’s Articles of Association.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES OF ASSOCIATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL SEVEN
RATIFICATION AND APPROVAL OF AMENDMENT TO DIRECTOR AND OFFICER INDEMNIFICATION PROVISIONS IN THE AMENDED AND
RESTATED ARTICLES OF ASSOCIATION

BACKGROUND

In March 2005, several sections of the Companies Law relating to indemnification of directors and officers were amended. The Company therefore proposes to amend our Articles of Association accordingly in the manner set forth in Articles 63, 64 and 65 of the Amended and Restated Articles of Association attached as Appendix B to this Proxy Statement. You are urged to read the text of Articles 63, 64 and 65 in Appendix B in its entirety.

The Companies Law authorizes a company to indemnify an officer or director of the Company by reason of acts or omissions committed in his or her capacity as an officer or director of the Company for:

•       a financial obligation imposed upon him or her by a court judgment, including a settlement or an arbitrator’s award approved by court; and

•       reasonable litigation expenses, including attorney’s fees, expended by an officer or director or charged to him or her by a court: (a) in a proceeding instituted against him or her by or on behalf of the Company or by another person, (b) in a criminal charge from which he or she was acquitted, or (c) in criminal proceedings in which he or she was convicted of a crime which does not require proof of criminal intent.

An Israeli company may not indemnify, insure or exculpate an office holder against any of the following:

•       a breach of the duty of loyalty, except to the extent that the office holder acted in good faith and had a reasonable basis to believe that the act would not adversely affect the company;

•       a breach of the duty of care committed intentionally or recklessly;

•       an act or omission committed with intent to derive illegal personal benefit; or

•       a fine levied against the office holder.

The March 2005 amendment added an additional category of indemnifiable expenses: reasonable litigation expenses, including attorney’s fees, expended by the officer or director as a result of an investigation or proceeding instituted against him or her by a competent authority, provided, that such investigation or proceeding concluded without the filing of an indictment against him or her and either concluded (a) without the imposition of any financial liability in lieu of criminal proceedings or (b) with the imposition of a financial liability in lieu of criminal proceedings but relates to a criminal offense that does not require proof of criminal intent.

A company may indemnify an officer or director retroactively, to the extent the reimbursement is approved by the audit committee, board of directors and shareholders. With respect to undertakings to indemnify an officer or director in the future, the Companies Law prior to the March 2005 amendment required that the undertaking be limited to types of occurrences which, in the opinion of the company’s board of directors, can be foreseen and in an amount the board of directors has determined is reasonable under the circumstances.

The March 2005 amendment modifies this condition. It limits indemnification to occurrences deemed foreseeable by the board of directors in light of the actual activities of the company at the time the obligation to indemnify is undertaken. In addition, in lieu of limiting the indemnification to a maximum amount, the limit can be based on specified criteria. Finally, the undertaking must set forth the events deemed foreseeable by the board of directors and the maximum amount or criteria that the board of directors has determined to be reasonable under the circumstances. The March 2005 amendment applies these conditions only to financial obligations imposed by a court judgment, settlement or court-approved arbitration award but not to expenses incurred.

PROPOSAL

The proposed changes to the Articles of Association as set forth in Articles 63, 64 and 65 of the Amended and Restated Articles of Association attached as Appendix B to this Proxy Statement are intended to permit the Company to enter into revised indemnification agreements with directors and officers, which agreements also will include an indemnity for litigation expenses allowed pursuant to the March 2005 amendment of the Companies Law as described above. In addition, these amended indemnification agreements will permit indemnification to occurrences deemed foreseeable by the Board in light of the Company’s actual activities at the time the obligation to indemnify is undertaken.

As referred to in Proposal Eleven, at the Annual Meeting the Company is also seeking approval of new indemnification agreements with directors and officers.

The Company believes that the changes to Articles 63, 64 and 65 are necessary to allow it to continue to attract and retain qualified persons to serve as directors and officers of the Company.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the amendments to the directors and officers indemnification provisions in the Company’s Articles of Association.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE CHANGES TO THE DIRECTOR AND OFFICER INDEMNIFICATION PROVISIONS IN THE COMPANY’S ARTICLES OF ASSOCIATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL EIGHT
RATIFICATION AND APPROVAL OF THE INCREASE IN THE
NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE COMPANY’S KEY EMPLOYEE SHARE INCENTIVE PLAN

BACKGROUND AND PROPOSAL

The Board of Directors and the Company’s shareholders approved the Key Employee Share Incentive Plan (1996) (the “Key Employee Plan”) in 1996 and amended the plan in 2002. The Company has previously reserved for issuance of an aggregate of 4,786,622 ordinary shares under the Key Employee Plan, of which 2,896,851 ordinary shares are available for future issuance as of May 31, 2006. The Board of Directors has voted to approve an amendment to the Key Employee Plan to increase the aggregate number of shares for which options may be granted under the Key Employee Plan by 4,000,000 ordinary shares. As a result, 8,786,622 ordinary shares will be reserved under the Key Employee Plan. This amendment is being submitted for shareholder approval at the Annual Meeting. The Board of Directors believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants.

There are no stock option grants previously made under the Key Employee Plan to any individuals that are contingent upon the approval by the shareholders of the increase in the number of shares reserved under this plan.

Material Features of the Key Employee Plan

The purpose of the Key Employee Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of ordinary shares by employees, directors and consultants of the Company. The Key Employee Plan is administered by the Compensation Committee, which has the authority to submit recommendations to the Board of Directors as to the issuance of options under the plans. Under the Israeli Companies Law, the authority to issue options vests exclusively with the Board of Directors. Subject to the provisions of the Key Employee Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Key Employee Plan. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Key Employee Plan. Approximately 50 individuals are eligible to participate in this plan.

Options granted under the Key Employee Plan may be either (i) options intended to benefit from the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 and the rules promulgated thereunder, or (ii) stock options not designed to so benefit.

Stock options granted under the Key Employee Plan may not be granted at a price less than the par value of the ordinary shares on the date of grant. If any option award, or any part thereof, under the Key Employee Plan has not been exercised and the shares covered thereby not paid for within sixty-two (62) months after the date of grant (or any other period set forth in the instrument granting such option award), such option award, or such part thereof, and the right to acquire such shares, shall terminate. An option granted under the Key Employee Plan is exercisable, during the optionholder’s lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.

After the termination of the optionholder’s employment with the Company, or cessation of status as a director or consultant of the Company (other than by reason of death, disability or termination for cause as defined in the Key Employee Plan), all rights in respect of options held at the date of termination shall terminate within two weeks after the termination or cessation of status. In the event of the optionholder’s death, stock options held by the estate of the employee generally may be exercised, to the extent exercisable on the date of death, by the optionholder’s survivors at any time prior to the earlier of the option’s specified expiration date or three months from the date of the optionholder’s death. If an optionholder is unable to continue to be employed by the Company or to provide services to the Company, by reason of his becoming incapacitated while in the employ or service of the Company as a result of an accident or illness or other cause which is approved by the Committee, such optionholder shall continue to enjoy rights under the Key Employee Plan on such terms and conditions as the Committee in its discretion may determine. Generally, in the event of the optionholder’s termination for cause, all outstanding and unexercised options are forfeited.

If the ordinary shares shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any ordinary shares as a dividend on its outstanding ordinary shares, the number of ordinary shares deliverable upon the exercise of an option granted under the Key Employee Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise, an optionholder, upon exercising an option under the Key Employee Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such action.

The Key Employee Plan may be amended by the Board of Directors. Each grantee is responsible for all personal tax consequences of the grant and the exercise thereof.

Israeli Tax Considerations

Under the provisions of Section 102 of the Israeli Income Tax Ordinance, an Israeli employee issued options to purchase shares in the Company under a qualifying share incentive plan will not incur a tax liability at the time the options are issued or exercised, such tax being deferred until the sale of the shares purchased pursuant to the options. Section 102 generally requires that a trustee hold the options for a minimum of two years, in order for the tax benefit to apply. In the event that an employee will cease to be employed by the Company prior to completion of the 2-year holding period, such employee, under certain circumstances, will be required to pay the greater of (a) the tax payable at the time of the grant of options, together with interest and linkage differentials, (b) the tax payable on the date of cessation of his employment and (c) the tax payable two years from the date of the grant of options, unless the cessation of employment results from the death of the employee or for reasons which are beyond the employee’s control.

Upon sale of the shares purchased with the options, the employee will be liable for tax at a rate of up to 50%, depending on the employee’s marginal tax rate, for the net gain in value of the shares between the value on the date of grant and their value on the date of sale. The trustee is required to withhold 30% of the total consideration received from such a sale. The Company will withhold any remaining tax payable by the employee, according to the employee’s actual tax rate.

In the event that Section 102 is not applicable to the options, the taxation of the optionee will be governed by Section 3(i) of the Israeli Income Tax Ordinance. Under this section, there is no deferral of tax until the sale of shares, and exercise of the options constitutes a taxable event. Upon the exercise of the options, tax will be paid on the difference between the exercise price and the fair market value on the exercise date. In addition, upon the sale of the shares received pursuant to the exercise of the options tax will be paid on the difference between the fair market value of the shares on the date the shares were purchased and the price at which they were sold.

Under Section 3(i), the tax paid on the exercise date will be ordinary income tax. The type of tax paid upon the ultimate sale of the shares, however, will be capital gains tax.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, entitled to vote and voting thereon at the Annual Meeting is required for the approval of the increase in the number of shares available for issuance under the Company’s Key Employee Share Incentive Plan.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY’S KEY EMPLOYEE SHARE INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NINE
RATIFICATION AND APPROVAL OF THE INCREASE IN THE
NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE COMPANY’S UNITED STATES SHARE INCENTIVE PLAN

BACKGROUND AND PROPOSAL

The Board of Directors and the Company’s shareholders approved the United States Share Incentive Plan (the “US Plan”) in 2000 and amended the US Plan in 2002. The Company has previously reserved for issuance of an aggregate of 2,950,000 ordinary shares under the US Plan, of which 871,042 ordinary shares are available for future issuance as of May 31, 2006. The Board of Directors has voted to approve an amendment to the US Plan to increase the aggregate number of shares for which options may be granted under the US Plan by 1,000,000 ordinary shares. As a result, 3,950,000 ordinary shares will be reserved under the US Plan. This amendment is being submitted for shareholder approval at the Annual Meeting. The Board of Directors believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants.

There are no stock option grants previously made under the US Plan to any individuals that are contingent upon the approval by the shareholders of the increase in the number of shares reserved under this plan.

Material Features of the US Plan

The purpose of the US Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of ordinary shares by employees, directors and consultants of the Company. The US Plan is administered by the Compensation Committee, which has the authority to submit recommendations to the Board of Directors as to the issuance of options under the plans. Under the Israeli Companies Law, the authority to issue options vests exclusively with the Board of Directors. Subject to the provisions of the US Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the US Plan. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the US Plan. Approximately 50 individuals are eligible to participate in this plan.

Options granted under the US Plan may be either (i) options intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (ii) non-qualified stock options. Incentive stock options may be granted under the US Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.

The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options that become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the US Plan may not be granted at a price less than the fair market value of the ordinary shares on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the US Plan may not be granted at an exercise price less than the par value per share of the ordinary shares on the date of grant. Incentive stock options granted under the US Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the US Plan is exercisable, during the optionholder’s lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution, or as otherwise determined by the Board of Directors and set forth in the applicable option agreement.

After the termination of the optionholder’s employment with the Company, or cessation of status as a director or consultant of the Company (other than by reason of death, disability or termination for cause as defined in the US Plan), all rights in respect of options held at the date of termination shall terminate within two weeks after the termination or cessation of status. In the event of the optionholder’s death, stock options held by the estate of the employee generally may be exercised, to the extent exercisable on the date of death, by the optionholder’s survivors at any time prior to the earlier of the option’s specified expiration date or three months from the date of the optionholder’s death. If an optionholder is unable to continue to be employed by the Company or to provide services to the Company, by reason of his becoming incapacitated while in the employ or service of the Company as a result of an accident or illness or other cause which is approved by the Committee, such optionholder shall continue to enjoy rights under the US Plan on such terms and conditions as the Committee in its discretion may determine. Generally, in the event of the optionholder’s termination for cause, all outstanding and unexercised options are forfeited.

If the ordinary shares shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any ordinary shares as a dividend on its outstanding ordinary shares, the number of ordinary shares deliverable upon the exercise of an option granted under the US Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise, each participant, upon exercising an option under the US Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such action.

The US Plan may be amended by the Board of Directors or the Compensation Committee. Each grantee is responsible for all personal tax consequences of the grant and the exercise thereof.

Federal Income Tax Considerations

The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the US Plan:

Incentive Stock Options.   An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includable in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. Such gain will be eligible for the 20 percent maximum rate introduced by the Taxpayers Relief Act of 1997 if the shares have been held for more than 18 months after option exercise, otherwise such gain will be eligible for the 28% maximum rate. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Stock Options.   The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, entitled to vote and voting thereon at the Annual Meeting is required for the approval of the increase in the number of shares available for issuance under the Company’s United States Share Incentive Plan.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY’S UNITED STATES SHARE INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TEN
RATIFICATION AND APPROVAL OF INVESTMENT IN THE COMPANY’S PREFERRED SHARES AND CONVERTIBLE DEBT AND RELATED AGREEMENTS

INTRODUCTION

The Company’s Board of Directors has unanimously approved a financing transaction with a group of investors led by Fortissimo Capital Fund GP LP (“Fortissimo), along with a group of co-investors that includes Shem Basum Ltd., an entity controlled by Shai Beilis, who is one of the Company’s directors and a significant shareholder, Yehuda Zisapel, an individual who is an existing significant shareholder, and Michael Chill (collectively, the “Investors”). The financing transactions involve several material agreements, which are included as appendices to this Proxy Statement, as follows:

•       Share Purchase Agreement (Appendix C);

•       Convertible Loan Agreement (Appendix D);

•       Registration Rights Agreement (Appendix E); and

•       Management Services Agreement (Appendix F).

The financing transaction, if approved, would result in a change in control of the Company and Fortissimo will have substantial control over both the voting shares and the Board of Directors, which may significantly limit the power of all other shareholders to influence corporate actions.

The approval of the financing transaction in this proposal is contingent upon the approval by shareholders of the changes in capital structure set forth in Proposals Four and Five and the approval of the amendments to the Articles of Association in Proposal Six.

BACKGROUND

In January 2006, the Company entered into a term sheet with Fortissimo for a proposed financing transaction by the Investors. In January 2006, the Company also signed a bridge loan agreement with Fortissimo for interim financing of up to $500,000. In accordance with the provisions of the bridge loan, Fortissimo has provided $400,000 as of May 31, 2006 and the remaining $100,000 will be available on an as-needed basis subject to approval of Fortissimo and compliance by the Company with an approved budget. The bridge loans bear interest at 8.0% per annum and are secured by a fixed charge on the Company’s accounts receivables and intellectual property and a floating charge on all of the Company’s assets. The bridge loans would become part of the convertible loan portion of the financing transaction if the financing closes. If the financing transaction is not closed due to failure to secure shareholder approval or termination by either party, then the bridge loans will become due and payable within 60 days of notice by either party of an intention to terminate negotiations with respect to the financing.

The Company may require additional interim financing prior to the initial closing of the financing transactions in excess of the available borrowings under the bridge loan. The Company has received a commitment from all of the Investors to make additional funding available, if necessary, until the completion of the financing transactions assuming shareholder approval, provided that such additional funding will be applied against the minimum initial investment amounts otherwise expected to be received at the initial closing. As a result, the Company and the Investors may take actions necessary to provide the Company with incremental funding by modifying either or both the timing or the amount of funding under the bridge loan agreement or the convertible loan agreement, as well as extending collateral rights thereunder. The Company does not expect to modify the other general terms of these agreements such as conversion rights, interest rates and dates of maturity. To the extent that such additional funding is provided, if at all, from entities affiliated with Fortissimo or Shem Basum Ltd., the shareholders will be asked at the Annual Meeting to approve their participation as part of the overall financing transactions.

FINANCING AGREEMENTS

The following is a summary of the material terms of each of the financing agreements. You are urged to read the text of these agreements in their entirety.

Share Purchase Agreement

Initial Investment.   On April 4, 2006, the Company executed a share purchase agreement and a convertible loan agreement with the investors for an initial investment of $1.5 million (the “Initial Closing”), consisting of $750,000 for the purchase of 25,000,000 convertible Series A Preferred Shares at a purchase price of $0.03 per share, and $750,000 as a convertible loan, of which up to $500,000 has been or would be provided under the existing bridge loan with Fortissimo (together, the “Financing Transactions”).

Additional Investment Rights.   Under the share purchase agreement, the Investors would also have the right to purchase up to an additional $2.25 million of Series A Preferred Shares at a price of $0.03 per share, for up to a total of 75,000,000 additional Series A Preferred Shares, within 18 months after the closing of the initial investment. The Series A Preferred Shares would be convertible, at the election of the holder, into the Company’s ordinary shares on a one-for-one basis.

Warrants.   Under the share purchase agreement, the Investors would also receive warrants to purchase 18,750,000 Series B Preferred Shares with respect to the initial investment and up to a total of 56,250,000 additional Series B Preferred Shares with respect to the additional investment, each at an exercise price of $0.04 per share exercisable for a period of five years from date of issuance.

Investment Allocation.   The following table identifies the Investors in the Financing Transactions and each Investor’s allocation of the gross investment.

	Financing Transactions
Investor Name	Initial Investment Preferred Shares(1)	Convertible Debt	Additional Investment Preferred shares(2)	Total Investment
Fortissimo	$562,500	$562,500	$1,687,500	$2,812,500
Yehuda Zisapel(3)	125,000	125,000	375,000	625,000
Shem Basum Ltd(4).	50,000	50,000	150,000	250,000
Michael Chill	12,500	12,500	37,500	62,500
Total	$750,000	$750,000	$2,250,000	$3,750,000

(1)          Excludes warrants to purchase an aggregate of $750,000 of preferred shares at an exercise price of $0.04 per share.

(2)          Excludes warrants to purchase up to an aggregate of $2,250,000 of preferred shares at an exercise price of $0.04 per share.

(3)          Mr. Zisapel is an existing significant shareholder of the Company.

(4)          Shem Basum Ltd. is an existing significant shareholder of the Company and is controlled by Shai Beilis, a director of the Company.

Shai Beilis is considered an interested party to the Financing Transactions by means of (a) his controlling interest in Shem Basum Ltd., an existing significant shareholder of the Company, (b) his affiliation with Formula Ventures, a significant shareholder of the Company and (c) his position as a director of the Company.

Election of the Preferred Directors.   Under the terms of the share purchase agreement, the Company has agreed to take certain steps to ensure that Fortissimo shall be able to nominate or designate a majority of the members of the Board of Directors to serve as preferred directors (the “Preferred Directors”) in accordance with the Company’s Articles of Association as amended in Proposal Six to this Proxy

Statement. Certain significant corporate actions by the Company, as described in Proposal Five, will require the approval of the Preferred Directors.

Fortissimo has designated Yochai Hacohen, Eli Blatt, Jaron Lotan and Ilan Kinreich to serve as Preferred Directors, until such time as the director terminates his or her service to the Board of Directors or Fortissimo withdraws such designation.

Upon the Initial Closing, Messrs. Hacohen and Blatt by virtue of their affiliation with Fortissimo, would not be entitled to receive cash compensation for their services as directors other than the management fee payable to Fortissimo under the Management Services Agreement which would be entered into between the Company and Fortissimo.

No Shop.   Since the execution of the term sheet for the financing signed on January 12, 2006, the Company has been prohibited from actively soliciting or participating in discussions with other parties that may be interested in investing in or acquiring all or a portion of the Company’s business. Under the terms of the share purchase agreement, the Company would remain subject to this limitation until the conclusion of this Annual Meeting. After the Initial Closing of the Financing Transactions, similar limitations would continue to exist as a result of the protective rights granted to preferred shareholders and Preferred Directors, as described in Proposal Five.

In addition, under the terms of the share purchase agreement, the Company would be required to pay to Fortissimo liquidated damages of $500,000 if the Company were to conduct discussions with another party prior to this Annual Meeting that resulted in the completion of an alternate transaction and the bridge loan will become immediately due and payable.

Convertible Loan Agreement

As part of the Initial Closing, the convertible loan agreement provides for the provision of a convertible loan payable in the principal amount of $250,000 plus the principal balance available for borrowing under the bridge loan agreement described above. The previous borrowings under the bridge loan agreement will become part of the convertible loan, for an aggregate amount of $750,000 in convertible loans. The convertible loans will bear interest at 8.0% per annum. The convertible loans plus, at the election of the Investors, any accrued interest thereon, would be convertible into Preferred Shares at a conversion price of $0.03 per share. The convertible loans would mature three years from the closing date and, if not converted by such date, would become due and payable 30 days thereafter.

As described above, the Company and the Investors may modify the convertible loan agreement to allow for the closing of the convertible loan prior to the Initial Closing.

Registration Rights Agreement

As part of the Financing Transactions, the Company would also enter into a registration rights agreement (the “Registration Rights Agreement”) with (i) the investors and (ii) with other shareholders who are affiliated with the investors, specifically, with Zohar Zisapel and certain Formula Ventures entities. Pursuant to the Registration Rights Agreement, upon demand of the investors the Company would file a registration statement to permit the resale of the ordinary shares underlying the preferred shares and warrants to be issued in the investment and other ordinary shares held by the parties to the Registration Rights Agreement. The Company would also agree, upon request, to include such securities in a registration statement that the Company may file for other purposes. The Company would also agree to use its best efforts to cause such registration statement to become effective as promptly as possible and to remain effective until the earlier of the sale of all of the shares covered by the registration statement and, two years in the case of a registration statement on Form S-3, and nine months in the case of a registration statement on Form S-1. The Company would bear all the expenses of the registration, other than commissions or transfer taxes in connection with the resale of the shares under the Registration Statement. When the shares are registered, they may be freely transferable without restriction under the Securities Act, absent other securities law restrictions. Such free transferability could materially and adversely affect the market price of the Company’s ordinary shares if a sufficient number of such shares are sold into the market.

Management Services Agreement

In addition, as part of the Financing Transactions, the Company would enter into a management services agreement with Fortissimo. Pursuant to the management services agreement, Fortissimo, through its employees, officers and directors, would provide management services and advise and provide assistance to the Company’s management concerning the Company’s affairs and business.

In consideration of the performance of the management services and the board services, the Company would agree to pay to Fortissimo (i) an annual management fee of $50,000, payable in quarterly installments; and (ii) an additional management fee payment of $70,000 payable at the end of the fiscal year, commencing in 2006, in the event that the Company is profitable in such fiscal year, and provided however, that any payment of such additional management fees shall be payable only out of profits of the Company of such fiscal year.

The management services agreement would become effective upon the Initial Closing and would not be able to be terminated for so long as the Board of Directors includes at least three Preferred Directors, as described below.

CONDITIONS TO CLOSING

The Financings Transactions are subject to the closing conditions set forth in the share purchase agreement and the convertible loan agreement, which include obtaining approval by a majority of the Company’s shareholders. If prior to the Initial Closing, Fortissimo becomes aware of an “adverse event”, then, Fortissimo may decide not to proceed with the Financing Transactions.

The term “adverse event” is defined as:

•       Any events or circumstance not in the Company’s ordinary course of business that are unknown to the Company or are known to the Company and not reported to the investors, which have, in the aggregate, an adverse effect on the Company of $500,000; or

•       Circumstances that prevent the Company from holding the general meeting of shareholders for approval of the Financing Transactions.

ORDINARY SHARES ISSUABLE

The maximum number of ordinary shares potentially owned by the Investors as a result of the proposed Financing Transactions would be 200,000,000 ordinary shares, assuming:

•       the purchase of all available Series A Preferred Shares in the initial and additional investments;

•       the exercise of all available warrants to purchase Series B Preferred Shares;

•       the conversion of all convertible debt into Series A Preferred Shares under the proposed financing transactions; and

•       the subsequent conversion of all such Series A Preferred Shares and Series B Preferred Shares into ordinary shares.

DILUTIVE EFFECT

There will be substantial dilution to the Company’s existing shareholders ownership interest and voting power as a result of the Financing Transactions. At the Initial Closing, the Company would issue a minimum of 25,000,000 Series A Preferred Shares, convertible debt that would be convertible into 25,000,000 Series A Preferred Shares, and warrants to purchase 18,750,000 Series B Preferred Shares. As a result, upon the Initial Closing, the Investors would have the ability to acquire up to 68,750,000 of the Company’s ordinary shares as a result of the conversion of the Series A Preferred Shares and convertible debt and exercise of the warrants. If the Investors invest the maximum amount under the Financing Transactions, then they would hold 100,000,000 Series A Preferred Shares, convertible debt that would be convertible into 25,000,000 Series A Preferred Shares, and warrants to purchase 75,000,000 Series B Preferred Shares. As a result, the Investors would have the ability to acquire up to 200,000,000 of the Company’s ordinary shares as a result of the conversion of the Preferred Shares and convertible debt and exercise of the warrants.

The following table reflects, on a pro forma basis, as of May 31, 2006, the dilutive effect of (a) the Financing Transactions on the Company’s ordinary shares upon the Initial Closing at the minimum amounts to be invested at such closing, and (b) the increase of ordinary shares reserved for issuance under the Company’s Key Share Plan and US Share Plan. The following table also assumes that all convertible preferred shares issued or convertible preferred shares issuable upon exercise or conversion of derivative securities are presented on an as-converted, one-for-one basis into ordinary shares. As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. Further, a person is deemed to be the beneficial owner of any derivative security if such owner can acquire convertible preferred shares or ordinary shares through the exercise or conversion of such derivative security. (Amounts in thousands, except percentages).

	Securities Beneficially Owned Prior to Proposed Transactions				Securities Offered(2)		Securities Beneficially Owned After Proposed Transactions(3)
	Outstanding Shares		Fully-Diluted Shares(1)		Shares	Derivative	Outstanding Shares		Fully-Diluted Shares
Holder	Number	Percent	Number	Percent	Purchased	Securities	Number	Percent	Number	Percent
Existing holders	20,526	100.0%	31,108	100.0%	5,833	45,833	26,359	57.9%	82,775	35.1%
New investors	—	0.0	—	0.0	19,167	134,167	19,167	42.1	153,333	64.9
Total	20,526	100.0%	31,108	100.0%	25,000	180,000	45,526	100.0%	236,108	100.0%

(1)             Assumes all outstanding warrants, options and other securities convertible into ordinary shares are exercised into ordinary shares, including the entire reserve for future grants of options under the Company’s share option plans. As of May 31, 2006, there were outstanding warrants to purchase 2,686,273 ordinary shares at a weighted average exercise price of $0.81 per share. As of May 31, 2006, there were 7,896,443 ordinary shares reserved for issuance under the Company’s share option plans, including outstanding options to purchase 2,589,819 ordinary shares at a weighted average exercise price of $0.39 per share.

(2)             Amounts under the heading “Shares Purchased” represent Series A Preferred Shares purchased at the Initial Closing, on an as-converted basis. Amounts under the heading “Derivative Securities” include derivative securities issued in connection with (a) the Financing Transactions to purchase up to 175,000,000 preferred shares through additional investment rights, conversion of convertible debt and warrants and (b) the increase of 5,000,000 ordinary shares reserved for issuance under the Company’s share option plans. The increase in shares reserved for share option plans are attributed to “existing holders.”

(3)             Reflects the beneficial ownership after the Initial Closing of the Financing Transactions and the increases in the number of ordinary shares reserved for future issuance under the Company’s share option plans.

For purposes of illustration only, a shareholder who owns 10% of the Company’s outstanding ordinary shares as of May 31, 2006, would own:

•       4.5% of the outstanding ordinary shares immediately following the Initial Closing (or 2.3% on a fully diluted basis), assuming the issuance of 25,000,000 Series A Preferred Shares, debt convertible into 25,000,000 Series A Preferred Shares and warrants to purchase 18,750,000 Series B Preferred

Shares to the Investors. This represents a dilutive effect of 54.9% (or 77.0% on a fully diluted basis); and

•       1.3% of the outstanding ordinary shares immediately following an investment pursuant to the Financing Transactions of the maximum amount available to invest by the Investors  (or 0.9% on a fully diluted basis), assuming the issuance of 100,000,000 Series A Preferred Shares, debt convertible into 25,000,000 Series A Preferred Shares and warrants to purchase 75,000,000 Series B Preferred Shares to the Investors. This represents a dilutive effect of 83.0% (or 90.7% on a fully diluted basis).

As a result, upon the Initial Closing, Fortissimo will have substantial control over both the voting shares and the Board of Directors, which may significantly limit the power of all other shareholders to influence corporate actions.

Additionally, Fortissimo may exercise its control over the Company’s business that may have a direct or indirect effect on other aspects of the Company’s operations, such as the Company’s business strategy, management structure, and personnel.

SHAREHOLDER APPROVAL

Reasons For Shareholder Approval

The Company is seeking shareholder approval of the Financing Transactions for the following reasons:

•       Condition to Closing.   The Company is required to seek and obtain shareholder approval as a condition to closing of the Financing Transactions pursuant to the Share Purchase Agreement;

•       Transactions with Affiliated Entities.   As described above under the Heading “Investment Allocation,” Fortissimo (an entity affiliated with two of the Company’s directors, Mr. Yochai Hacohen and Eli Blatt) and Shem Basum Ltd. (an entity controlled by Mr. Shai Beilis, a director of the Company) will be participating in the Financing Transactions. Because of their affiliation with the Company, shareholder approval is required for the participation by Fortissimo Capital GP LP and Shem Basum Ltd. in the financing transactions; and

•       Compliance with Israel’s Companies Law.   Section 328 of the Companies Law provides that an acquisition of shares in a public company must be made by means of a tender offer if as a result of the acquisition the purchaser would hold greater than a 25% interest in the company, unless there is another shareholder holding more than a 25% interest in the company, or would hold greater than a 45% interest in the company, unless there is another shareholder holding more than a 45% interest in the company. These requirements do not apply if, in general, the acquisition (1) was made in a private placement that received shareholder approval as a private offering intended to grant the acquirer 25% interest in the company if no other shareholder holds 25% interest in the company, or as a private offering intended to grant the acquirer 45% interest in the company if no other shareholder holds 45% interest in the company, (2) was from a 25% or greater shareholder of the company which resulted in the acquirer becoming a 25% or greater shareholder of the company, or (3) was from a shareholder holding more than a 45% interest in the company which resulted in the acquirer becoming a holder of more than a 45% interest in the Company.

Based on the Company’s issued and outstanding share capital of 20,525,682 ordinary shares as of May 31, 2006:

•       The Series A Preferred Shares to be issued to Fortissimo, excluding all other co-investors, at the Initial Closing would constitute 41.2% of the Company’s then current issued and outstanding share capital;

•       The Series A Preferred Shares to be issued to Fortissimo following an investment pursuant to the Financing Transactions of the maximum amount available to invest would constitute 62.2% of the Company’s then current issued and outstanding share capital, exclusive of the exercise of warrants or conversion of convertible debt; and

•       The Series A Preferred Shares to be issued to Fortissimo plus the shares issuable to Fortissimo upon exercise of the Series B Preferred Share Warrants and the shares issuable upon conversion of the convertible debt would constitute, in the aggregate, 68.0% of the Company’s share capital on a fully diluted basis, exclusive of the Company’s outstanding stock options and warrants to other investors.

Consequently, the Company believes that at the initial closing the Financing Transactions would constitute an acquisition of a “controlling interest” under Section 328 of the Companies Law by Fortissimo of either 25% or 45% and, therefore, the Company seeks shareholder approval of the Financing Transactions as a private offering intended to grant Fortissimo at the Initial Closing on an as-issued basis an interest in the Company which is greater than 25% while no other shareholder holds 25% interest in the Company, and on a fully-diluted basis an interest in the Company which is greater than 45% while no other shareholder holds 45% interest in the Company, and, assuming an additional investment by Fortissimo following the Initial Closing, an interest in the Company on an as-issued basis which is greater than 45% while no other shareholder holds 45% interest in the Company.

Impact of Failure to Obtain Shareholder Approval

In the event the Financing Transactions cannot be closed as a result of an unfavorable shareholder vote, then Fortissimo, at any time after this Annual Meeting would be entitled to demand repayment of all outstanding borrowings under the bridge loan financing, which would become due and payable within 60 days. In addition, the Company would be required to pay to Fortissimo a service fee of $250,000.

As a result, the Company would be required to immediately seek alternative financing to repay the bridge loan, pay the service fee to Fortissimo and continue operations. Pursuant to a no-shop restriction under the share purchase agreement, as described above, the Company is precluded from seeking alternative sources of financing prior to the date of the Annual Meeting. Consequently, the Company has not arranged for alternate financing to the proposed financing transactions. As a result, if shareholder approval is not obtained, the Company may not be able to obtain sufficient alternate financing in a timely manner, which would have a material adverse effect on the Company’s operations.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, entitled to vote and voting thereon at the Annual Meeting is required for the ratification and approval of the Financing Transactions, including the participation by Fortissimo and Shem Basum Ltd.

BOARD RECOMMENDATION

In considering whether or not to authorize the Financing Transactions and recommend shareholder approval, the Board of Directors considered a number of factors, including the potential negative effects of the Financing Transactions described above. Although the Board of Directors recognizes that there are negative effects associated with issuing such a large number of preferred shares and warrants in the Financing Transactions, including the significant dilution of the Company’s exiting shareholders, the Board of Directors believes that, given the Company’s current operations, revenues, capital requirements and its long-term growth plan, such negative effects are outweighed by the Company’s requirements for capital and the growth opportunities that such additional capital from the Financing Transactions would provide. The Board of Directors approved the terms of the Financing Transactions on March 21, 2006.

THE COMPANY’S BOARD OF DIRECTORS BELIEVES THAT THE FINANCING TRANSACTIONS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL AND ANY ACTION UNDERTAKEN BY THE BOARD OF DIRECTORS OR BY OFFICERS OF THE COMPANY WITH THE APPROVAL OF THE BOARD, WHICH ARE DEEMED BY THE BOARD OF DIRECTORS TO BE NECESSARY OR DESIRABLE TO PERMIT COMPLETION OF THE FINANCING TRANSACTIONS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

IN ADDITION, AS REQUIRED UNDER ISRAELI LAW, THE APPROVAL OF FIRST THE AUDIT COMMITTEE AND THEN THE BOARD OF DIRECTORS OF THE PARTICIPATION BY FORTISSIMO CAPITAL GP LP AND SHEM BASUM LTD. MUST BE OBTAINED PRIOR TO THE VOTE BY THE COMPANY’S SHAREHOLDERS.

PROPOSAL ELEVEN
APPROVAL OF INDEMNIFICATION AGREEMENTS WITH OFFICE HOLDERS

BACKGROUND AND PROPOSAL

Under the Israeli Companies Law, indemnification and exemption of the Company’s directors must be approved by the Company’s Audit Committee, by the Board of Directors and by the Company’s shareholders.

Prior to the time that this proposal will be presented for a vote of the Company’s shareholders, the Company’s Audit Committee and Board of Directors will have resolved, subject to shareholder approval, that the Company enter into agreements with its directors under which the Company will undertake to indemnify and exempt the Company’s directors as permitted by the Companies Law and the Company’s Amended and Restated Articles of Association. Accordingly, at the Annual Meeting, shareholders will be asked to approve the proposed indemnification agreements to be entered between the Company and its current and future directors, as described below. These indemnification agreements will replace and supersede the previous form of agreement approved at the Extraordinary General Meeting of shareholders in 2000.

The execution of these indemnification agreements by the Company is also dependent upon the approval by the Company’s shareholders of Proposal Seven for the amendment of the director and officer indemnification provisions in the Company’s Amended and Restated Articles of Association, as the terms of these indemnification agreements assume that such Proposal Seven is adopted.

The new indemnification agreements in the form attached to this Proxy Statement as Appendix G are to be entered into between the Company and each of its current directors and officers who were party to an indemnification agreement with the Company on April 4, 2006 or who are currently serving and/or who will be appointed in the future. The indemnification agreements to be entered into with the Company’s current directors will supersede and cancel the previous indemnification agreements entered with such persons.

The indemnification agreements would provide that the Company would indemnify a director for any expenses incurred by the director in connection with any event that fall within one or more categories of covered indemnifiable events, as these terms are defined in the indemnification agreements, related to any act or omission of the director while serving as an office holder of the Company, or serving or having served as a director or officer, at the Company’s request, of any subsidiary of the Company, or any other corporation or partnership.

The categories of indemnifiable events provided for in the indemnification agreements include actions in connection with any sale or purchase of securities made by the company or shareholders and, investments of the Company in other corporations, merger or other reorganization, actions in connection with the business of the Company, sale or purchase of other entities or assets, and the division of consolidations thereof, actions in connection with labor relation, employment matters and trade relations, actions in connection with development of products and any distribution, sale or license of such product developed, actions in connection with intellectual property, actions taken pursuant to or in accordance with the policies and procedures of the Company, approval of corporate actions, in good faith, claims of failure to exercise business judgment and a reasonable level of proficiency, exercise and care, violations of laws requiring the Company to obtain regulatory and governmental approvals, claims in connection with publishing or providing any information on behalf of the Company, claims in connection with any announcement or statements made in good faith.

Under the indemnification agreements, the Company would undertake to indemnify the directors party thereto against all expenses, judgments and amounts paid in settlement incurred by the director with respect to any specific indemnifiable event up to a total limit amount of $1.5 million for all of the directors and officers covered by the indemnification agreements to be entered into by the Company.

The indemnification agreements also provide for the Company to advance all expenses incurred by the director in connection with an indemnifiable event. The director will repay such amounts advanced if, when, and to the extent, that a court of competent jurisdiction determines that the director should not be permitted to be so indemnified under applicable law.

The indemnification provided under the indemnification agreements continues for any action taken or not taken by the director while serving as a director even if he or she no longer served in such capacity at the time of the action, suit or other covered proceeding. An indemnification agreement will terminate, among other instances, upon the lapse of five years from the termination, for whatever reason, of the director’s service as an office holder of the Company.

In addition, under the indemnification agreements, the Company exempts and releases each director from any and all liability to the Company related to any breach by each director of his duty of care to the Company, to the maximum extent permitted by law.

The proposed indemnification agreements reduce the number of instances in which directors might be held liable to make payments of money to discharge personal liability arising from breach of their fiduciary duties or duties of care. Therefore, the current directors of the Company have a direct personal interest in the approval of the indemnification agreements. At present, the Company is not aware of any pending litigation or proceeding involving a director where indemnification would be required or permitted under the indemnification agreements.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, entitled to vote and voting thereon at the Annual Meeting is required for the ratification and approval of the indemnification agreements.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” REPLACING THE FORM OF THE INDEMNIFICATION AGREEMENT AND THE COMPANY ENTERING INTO NEW INDEMNIFICATION AGREEMENTS WITH ITS DIRECTORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

IN ADDITION, AS REQUIRED UNDER ISRAELI LAW, THE APPROVAL OF FIRST THE AUDIT COMMITTEE AND THEN THE BOARD OF DIRECTORS OF THE PROPOSED INDEMNIFICATION AGREEMENTS MUST BE OBTAINED PRIOR TO THE VOTE BY THE COMPANY’S SHAREHOLDERS.

PROPOSAL TWELVE
RATIFICATION AND APPROVAL OF PROCUREMENT OF INSURANCE FOR OFFICE HOLDERS

BACKGROUND AND PROPOSAL

Under the Israeli Companies Law, procurement of insurance for the Company’s directors must be approved by the Company’s Audit Committee, by the Board of Directors and by the Company’s shareholders. Accordingly, the Board of Directors recommends that the shareholders ratify and approve procurement of liability insurance covering the directors and officers of the Company, as permitted under the Companies Law, with the fundamental terms described herein

Since June 2000, the Company has continuously procured liability insurance insuring its directors and officers in connection with their service to the Company (the “D&O Policy”), as a means to attract, retain and protect its directors and officers. The D&O Policy covers potential liabilities of up to $5.0 million in the aggregate for all indemnifiable events under the policy.

The D&O Policy provides coverage for the Company’s directors and officers and those persons that previously served as directors and officers for claims made, including defense costs, since the inception of the policy in June 2000 and judgments rendered against such insured persons arising from acts in their capacity as directors or officers of the Company, subject to standard exclusions. The D&O Policy also covers claims made by shareholders in respect of alleged wrongful acts of the Company. The D&O Policy provides that in the event of loss arising from a covered claim for which payment is due under the provisions of the policy, the order of payments provide that any insured directors and officers would be paid first up to the maximum amount, and then the Company would be paid amounts due for shareholders claims.

The Company directly incurs the costs of premiums for the D&O Policy and believes that the associated premiums are customary under current market conditions.

This proposal will be presented to the shareholders for a vote after the Company’s Audit Committee and the full Board of Directors ratify and approve the procurement of the D&O Policy.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, entitled to vote and voting thereon at the Annual Meeting is required for the ratification and approval of the procurement of the director and officer insurance policies.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROCUREMENT OF THE DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE POLICY. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

IN ADDITION, AS REQUIRED UNDER ISRAELI LAW, THE APPROVAL OF FIRST THE AUDIT COMMITTEE AND THEN THE BOARD OF DIRECTORS OF THE PROPOSED INSURANCE POLICIES MUST BE OBTAINED PRIOR TO THE VOTE BY THE COMPANY’S SHAREHOLDERS.

PROPOSAL THIRTEEN

RATIFICATION OF THE SELECTION OF KOST FORER GABBAY & KASIERER,
A MEMBER OF ERNST & YOUNG GLOBAL, AS INDEPENDENT AUDITORS
FOR THE YEAR ENDING DECEMBER 31, 2006

BACKGROUND AND PROPOSAL

The Company’s consolidated financial statements at December 31, 2005 have been audited by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global. The Company’s audit committee has recommended that Kost Forer Gabbay & Kasierer continue to serve as the Company’s independent auditors for the fiscal year ending December 31, 2006. The Board of Directors proposes that the shareholders approve and ratify this appointment. Representatives of Kost Forer Gabbay & Kasierer are expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement should they desire to do so.

The following table presents the aggregate fees for professional audit services and other services rendered by the Company’s independent auditors, Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, in 2004 and 2005.

	Year Ended December 31,
	2004	2005
Audit Fees	$60,000	$60,000
Audit Related Fees	2,500	3,000
Tax Fees	5,000	5,000
All Other Fees	—	7,100
	$67,500	$75,100

Audit Fees

Audit Fees consist of fees billed for the annual audit of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K and the quarterly reviews of the Company’s quarterly consolidated financial statements included in the Company’s Forms 10-Q.

Audit Related Fees

Audit Related Fees include fees billed for other audit services, which are those services that only the external auditor reasonably can provide, and include the review of documents filed with the SEC.

Tax Fees

Tax Fees include fees billed for tax compliance services, including the preparation of tax returns and claims for refund and tax consultations.

All Other Fees

All Other Fees include fees billed for assistance with tax examinations by Israeli income tax authorities.

Pre-Approval Policy

The Audit Committee is required to approve in advance any audit or permissible non-audit services performed by the Company’s independent auditors, the fees to be paid for those services and the time period over which those services are to be provided. On an annual basis, the independent auditors present a listing of all services they expect to perform for the Company in the ensuing one-year period, including fee estimates, in sufficient detail to enable the Audit Committee to perform an independence review of each proposed service. The pre-approval policies and procedures established by the Audit Committee require that the Audit Committee meet with the independent auditor and financial management prior to the audit to review planning and staffing, the scope of the proposed audit for the current year, the audit procedures to be utilized, and the proposed fees. With respect to any additional services proposed to be performed by the independent auditors during the year, management will evaluate the impact on the independent accountant’s independence and obtain Audit Committee approval for such service. During 2004 and 2005, 100% of the audit, audit-related and tax fees were pre-approved by the Audit Committee.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, entitled to vote and voting thereon at the Annual Meeting is required for the ratification of the selection of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global, as independent auditors for the year ending December 31, 2006.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION OF THE SELECTION OF KOST FORER GABBAY & KASIERER AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

To be considered for inclusion in the proxy statement relating to the Company’s Annual Meeting of shareholders to be held in 2007, shareholder proposals must be received no later than February [  ], 2007. These proposals must also meet the other requirements of the rules of Securities and Exchange Commission relating to shareholders’ proposals. Proposals should be sent to the attention of the Company’s Chief Financial Officer, at the Company’s offices at 2 Habarzel St., Tel Aviv, Israel 69710.

Shareholder proxies obtained by the Board of Directors in connection with the Company’s Annual Meeting of Shareholders to be held in 2007 will confer on the proxies discretionary authority to vote on any matters presented at the meeting which were not included in the proxy statement for such meeting, unless notice of the matter to be presented at the meeting is provided to the Company’s Chief Financial Officer and Secretary before May [  ], 2007.

EXPENSES OF SOLICITATION

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Proxies may be solicited by Directors, officers or regular employees of the Company by mail, by telephone, in person or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of ordinary shares and to obtain voting instructions from such beneficial owners. The Company will reimburse such firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

FINANCIAL AND OTHER INFORMATION

Financial Statements and Supplementary Financial Information.   This information is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as amended on Form 10-K/A, which accompany this Proxy Statement, and is incorporated by reference herein.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as amended on Form 10-K/A, is hereby incorporated herein by reference. Copies of the aforementioned report on Form 10-K, as amended on Form 10-K/A, are being furnished to shareholders along with this Proxy Statement. You may also obtain copies of exhibits to the Form 10-K, but the Company will charge a reasonable fee to shareholders requesting such exhibits. You should direct your request in writing to the Company at the address set forth on the first page of this Proxy Statement, attention: Christopher Dineen, Chief Financial Officer and Secretary.

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the shareholders at the Annual Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the Directors at the date of printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

APPENDIX INDEX

Index	Description
A	Audit Committee Charter
B	Amended Articles of Association
C	Share Purchase Agreement
D	Convertible Loan Agreement
E	Registration Rights Agreement
F	Management Services Agreement
G	Form of Indemnification Agreement

APPENDIX A

RADVIEW SOFTWARE LTD.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of RadView Software Ltd. (the “Company”) is established to (a) monitor the management of the Company’s business and propose to the Board appropriate courses of action, (b) oversee the accounting and financial reporting processes the Company and the audits of its financial statements and to assist the Board in monitoring (1) the integrity of the Company’s financial statements, (2) the qualifications and independence of the Company’s independent auditors, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements, and (c) consider  actions and transactions which require the Committee’s approval under applicable law.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

The Committee shall exercise its business judgment in carrying out the responsibilities described in this charter in a manner the Committee members reasonably believe to be in the best interests of the Company and its stockholders. No provision of this charter, however, is intended to create any right in favor of any third party, including any stockholder, officer, director or employee of the Company or any subsidiary thereof, in the event of a failure to comply with any provision of this charter.

Committee Membership

The Committee shall have a minimum of three members who shall be appointed annually by the Board, which members must include all of the “external” directors of the Company appointed pursuant to the Israeli Companies Law, 1999 (the “Israeli Companies Law”). The members of the Committee shall meet the independence requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”), the Sarbanes-Oxley Act of 2002 and the Israeli Companies Law. The Board shall review these requirements on an annual basis to insure continued compliance by the members of the Committee. At least one member of the Committee shall meet the financial sophistication requirements of Nasdaq.

Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. In addition, the chairman of the Committee, if he or she deems it appropriate, shall convene the Committee upon the request of the Company’s “internal controller” (Hebrew: Mevaker P’nimi) appointed in accordance with the Israeli Companies Law, to discuss matters requested by the internal controller. The Committee shall inform the internal controller of the convening of all Committee meetings and the internal controller will be entitled to participate in the meetings. The Committee shall inform the Company’s independent auditor of any Committee meeting in which the Committee proposes to discuss a matter relating to the audit of the Company’s financial statements, and the independent auditor will be entitled to participate in such meeting.

The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall also meet, as necessary, in order to consider actions and transactions of the Company that require the Committee’s approval under the Israeli Companies Law.

Committee Authority and Responsibilities

Under Israeli law, the authority to appoint, or terminate the services of, the independent auditor is vested with the shareholders. The Committee shall have the authority and responsibility to provide its recommendation to the Company’s shareholders regarding the appointment, renewal and termination of services of the independent auditor. In the event that termination or non-renewal of the services of the independent auditor is proposed at a shareholders’ meeting (whether such proposed termination or non-renewal is initiated by the Committee or by the shareholders), the Committee shall provide the independent auditor with reasonable opportunity to present its position before the Committee, following which the Committee will present its position on the matter before the shareholders’ meeting.

The Committee shall be directly responsible for the oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

The Committee shall have the authority and responsibility to provide its recommendation to the Board with respect to the compensation of the independent auditor for auditing services, and shall have the authority and responsibility to determine the compensation of the independent auditor for permitted non-audit services.

The Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Committee prior to the completion of the audit.

The Committee shall have the authority to engage independent counsel or other advisors, as it deems necessary or appropriate to carry out is duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Committee. The Company also shall provide appropriate funding as determined by the Committee, for payment of its ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

The Committee shall review and consider, and determine whether to approve or not to so approve, those actions and transactions that require the Committee’s approval under Sections 255 and 268-275 of the Israeli Companies Law.

The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee’s own performance.

The Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.                 Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.                 Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.                 Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, and any steps adopted in light of material control deficiencies.

4.                 Review and discuss quarterly reports from the independent auditors on:

(a)          All critical accounting policies and practices to be used.

(b)         All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)          Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.                 Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.                 Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.                 Discuss with management the Company’s major financial risk exposures, and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.                 Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.                 Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10.          Review the experience and qualifications of the senior members of the independent auditor’s audit team.

11.          Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such material issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the firm’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the firm’s independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

12.          Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.          Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participate in any capacity in the audit of the Company.

14.          Discuss with the independent auditor any issues on which the national office of the independent auditor was consulted by the Company’s audit team and matters of audit quality and consistency.

15.          Meet with the independent auditor and financial management prior to the audit to review planning and staffing, the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

Oversight of the Company’s Internal Audit Function

16.          Review the appointment and replacement of the head of internal auditing.

17.          Review the significant reports to management prepared by the internal auditing department and management’s responses.

18.          Discuss with the independent auditor and management, the internal audit department responsibilities, budget and staffing, the audit plan and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

19.          Obtain assurance from the independent auditor that Section l0A(b) of the Securities Exchange Act of 1934 has not been implicated.

20.          Obtain reports from management, the Company’s head of internal auditing and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Ethics and Business Conduct. Review reports and disclosures of insider and affiliated party transactions. All related-party transactions must be approved by the Committee. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics and Business Conduct.

21.          Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

22.          Discuss with the Company’s outside legal counsel legal or regulatory matters that may have a material impact on the financial statements or the Company’s compliance policies.

Complaints

23.          Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding the Company’s accounting, internal accounting controls or auditing matters or matters of legal or regulatory concern.

24.          Establish procedures for the confidential, anonymous submission to the Committee by employees of the Company of concerns regarding questionable accounting or audit matters or matters of legal or regulatory concern.

General Monitoring Responsibilities

25.          Review management’s practices relating to the management of the Company’s business affairs.

26.          Discuss and consult with management, the independent auditor and/or the internal controller any deficiencies relating to the management of the Company’s business.

27.          Advise the Board as to any management deficiencies discovered and propose to the Board appropriate courses of action to rectify such deficiencies.

Limitation of the Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws, regulations and Company policy. These matters are the responsibilities of management or the independent auditor or both.

Approved by the Board of Directors on March 11, 2004

APPENDIX B

AMENDED and RESTATED ARTICLES of ASSOCIATION

Under section 15 of the Companies Law, 1999

of

RADVIEW SOFTWARE LTD.

A limited liability company

GENERAL

1.                                     Definition and Interpretation

1.1                              The following terms in these Articles of Association shall have the respective meanings ascribed to them below:

Additional Closing(s)	As such term is defined in the SPA.
Articles	These Amended and Restated Articles of Association of the Company, as set forth herein or as amended from time to time in accordance with the provisions contained herein and the Companies Law.
Board	The board of directors of the Company duly appointed in accordance with the provisions contained herein.
Business Day	Sunday to Thursday, inclusive, with the exception of holidays and officials days of rest in the State of Israel.
Companies Law

The Companies Law, 5759-1999, as shall be in effect from time to time, and any provisions of the Companies Ordinance [New Version], 5743-1983 still in effect and as shall be in effect from time to time. ~~may be amended from time to time.~~

Companies Regulations	Any ~~R~~regulations promulgated ~~issued~~ pursuant to the Companies Law, as shall be in effect from time to time.
Company	Radview Software Ltd.
Convertible Loan and Convertible Loan
Agreement

The convertible loan advanced to the Company pursuant to that certain Convertible Loan Agreement, by and among the Company, Fortissimo Capital Fund GP, LP on behalf of the several parallel partnerships for which it serves as the General Partner, Shem Basum Ltd., Mr. Yehuda Zisapel, and Michael Chill, dated April 4, 2006.

Convertible Securities

Options to purchase and/or rights to subscribe for Ordinary Shares, and/or securities by their terms convertible into and/or exchangeable for Ordinary Shares and/or options or warrants to purchase and/or rights to subscribe for such convertible and/or exchangeable securities of the Company.

Deemed Liquidation

Any merger, acquisition or, consolidation following which the existing Shareholders of the Company hold less than 50% of the voting power of the surviving or acquiring entity or less than 50% of the issued and outstanding share capital of the surviving or acquiring entity, or the sale, lease, transfer, grant of an exclusive license to, or other disposition of all or substantially all of the assets of the Company, in a single transaction or a series of related transactions.

Director	A person or entity ~~Director of the Company~~ duly appointed as a member of the Board in accordance with the provisions of these Articles and ~~definition of~~ the Companies Law.
ESOP

A plan or agreement approved by the Board in accordance with the provisions of these Articles, pursuant to which the Company may grant and issue Ordinary Shares or options to purchase Ordinary Shares to the Company’s and its Subsidiaries’ employees, Directors, consultants and service providers.

First Closing	The first closing of the transactions contemplated by the SPA as more fully described in Section 5 of the SPA.
Fully Diluted Basis	All issued Shares, and all outstanding options, warrants or any other securities issued by the Company, which are convertible or exchangeable into Shares of the Company.
General Meetings: Annual General,
Extraordinary General and Class Meetings

Annual General Meeting: the annual general meeting of the Company’s Shareholders held once every calendar year at such time, being not more than 15 months after the holding of the last preceding general meeting at a place determined by the Board.

Extraordinary General Meeting: any other general meeting of the Company’s Shareholders called by the Directors or any of the Shareholders pursuant to these Articles or the Companies Law, other than the Annual General Meeting.

Class Meeting: a separate Extraordinary General Meeting of the holders of any class of Shares.

The Annual and Extraordinary General Meeting may each be referred to as a General Meeting.  ~~A general meeting of the Shareholders of the Company.~~

Investment Period

The period beginning on the date of the First Closing and ending on the date which is eighteen (18) months thereafter. In the event that the Investment Period as defined in the SPA is extended, then the Investment Period defined herein shall be identically extended and such extension shall be deemed incorporated herein by reference as of the date of such extension.

Law	The provisions of any law (“din”) as defined in the Interpretation Law, 1981.
Lead Investor	Fortissimo Capital Fund GP, LP on behalf of the several parallel partnerships for which it serves as the General Partner.
Liquidation Event	An event of a liquidation, dissolution or winding up of the Company.
NIS	New Israeli Shekel.
Office Holder(s)	As such term is defined in the Companies Law.
Ordinary Majority

More than fifty percent (50%) of the votes of the Shareholders who are entitled to vote and who actually voted in a General Meeting or Class Meeting (as applicable) in person, by means of proxy or by means of a deed of vote.

Ordinary Share(s)	Ordinary shares of the Company, of nominal value NIS 0.01 each.
Ordinary Shareholder(s)	The holders of Ordinary Shares.
Original Issue Price	With respect to a Share means, for each Series A Preferred Share, US$0.03; and for each Series B Preferred Share, US$0.04.
Preferred Directors	The Directors designated for election by the Lead Investor to the Board from time to time in accordance with these Articles.
Preferred Majority	Preferred Shareholders who hold, at the relevant time, at least fifty-one percent (51%) of the Company’s then outstanding Preferred Shares, voting as a single class.
Preferred Shares	Series A Preferred Shares and Series B Preferred Shares.
Preferred Shareholders	The holders of Preferred Shares.
Price Per Share	US$0.03.
Purchase Date (of a Share)	As to each Share, the date on which such Share was first issued by the Company.
Recapitalization Event	Any share split, share subdivision or combination, distribution of a share dividend or recapitalization relating to the Company’s share capital.

Register	The register of Shareholders of the Company administered in accordance with the Companies Law, or if the Company shall have any branch register(s) – any such branch register(s), as the case may be.
~~Securities~~	~~Shares, bonds, capital notes or securities convertible, exchangeable or exercisable into shares, and certificates conferring a right in such securities, issued by the Company~~
Securities Law	The Securities Law, 1968, as shall be in effect from time to time.
Securities Regulations	Any ~~R~~regulations promulgated ~~issued~~ pursuant to the Securities Law, as shall be in effect from time to time.
Series A Preferred Shares	Preferred A Shares of the Company, of nominal value NIS 0.01 each.
Series B Preferred Shares	Preferred B Shares of the Company, of nominal value NIS 0.01 each.
Share(s) and Shareholder(s)

Authorized and/or issued Ordinary Shares and Preferred Shares, and/or any of the Company’s Convertible Securities, existing now or created in the future, of nominal value NIS 0.01 each, or having such other nominal value as determined from time to time in accordance with any applicable Law; and the holder of a Share or Shares, respectively.  ~~Anyone registered as a shareholder in the Shareholder Register of the Company.~~

Significant Shareholder	A Shareholder who holds five percent (5%) or more of the Company’s issued share capital or of the voting rights in the Company.
SPA

That certain Share Purchase Agreement entered by and among the Company, Fortissimo Capital Fund GP, LP on behalf of the several parallel partnerships for which it serves as the General Partner, Shem Basum Ltd., Mr. Yehuda Zisapel, and Michael Chill, dated April 4, 2006.

~~Special Majority~~	~~A majority of at least three quarters of the Shareholders who are entitled to vote and who actually voted in a General Meeting in person, by means of a proxy or by means of a deed of vote.~~
Subsidiary(ies)

With respect to an entity, the possession directly or indirectly of at least twenty five percent (25%) of the voting power, the right to appoint at least fifty and one tenth percent (50.1%) of the members of the board of directors or the right to receive at least fifty and one tenth percent (50.1%) of the distributed profits of such entity.

1.2                              In these Articles, subject to this Article and unless the context otherwise requires:

(a)                              Expressions defined in the Companies Law and/or the Companies Regulations, shall have the meanings so defined. Expressions defined in the Securities Law and/or the Securities Regulations, shall have the meanings so defined.

(b)                             Words importing the singular shall include the plural, and vice versa; Words importing the masculine gender shall include the female and neuter genders; Words importing persons shall include bodies corporate and other legal entities.

(c)                              The titles of these Articles are for ease of reference only and shall not be deemed to be part thereof. The word “including” shall imply including without limitation.

(d)                             All references to number of days mean calendar days, unless expressly indicated otherwise.

(e)                              All references to dollars, Dollars, U.S. Dollars, $ or US$ means the lawful currency of the United States of America; All references to New Israeli Shekel or NIS means the lawful currency of the State of Israel.

~~Unless the subject or the context otherwise requires, each word and expression not specifically defined herein and defined in the Companies Law as in effect on the date when these Articles first became effective shall have the same meaning herein, and to the extent that no meaning is attached to it in the Companies Law, the meaning ascribed to it in the Companies Regulations, and if no meaning is ascribed thereto in the Companies Regulations, the meaning ascribed to it in the Securities Law or Securities Regulations; words and expressions importing the singular shall include the plural and vice versa; words and expressions importing the masculine gender shall include the feminine gender; and words and expressions importing persons shall include  corporate entities.~~

1.3                              The provisions of Section 3 to and including 10 of the Interpretation Law, 5741-1981, will apply to the interpretation of these Articles with the necessary adaptations, unless a logical interpretation of the context clearly requires otherwise. ~~The captions in these Articles are for convenience only and shall not be deemed a part hereof or affect the construction of any provision hereof.~~

1.4                              To the extent that these Articles make reference to a provision of Law that has been amended or replaced, such provision will be deemed enforceable as if it was included and made part of these Articles as amended or replaced, unless and to the extent that explicitly repealed by Law.

2.                                     Public Company

The Company is a public company.

3.                                     The Purpose of the Company

The purpose of the Company is to operate in accordance with business considerations to generate profits; provided, however, that the Company may donate reasonable amounts to worthy causes, as the Board may determine in its discretion, even if such donations are not within the framework of business considerations.

~~4.                                     Reserved.~~

~~5~~4.                              Limited Liability

The liability of the Shareholders of the Company is limited, each Shareholder ~~one~~ up to the full amount such Shareholder~~he~~ undertook to pay for the shares of the Company allotted thereto.~~to him.~~

SHARE CAPITAL

~~6~~5.                              Share Capital

The authorized and registered share capital of the Company is NIS 5,500,000 (five million, five hundred thousand) ~~four hundred thousand New Israeli Shekels (NIS 400,000)~~, divided into (i) ~~forty million~~350,000,000 (~~40,000,000~~three hundred and fifty million) ~~o~~Ordinary ~~s~~Shares~~of a nominal value of One Agora (NIS 0.01) each (the “Ordinary Shares”)~~; (ii) 125,000,000 (one hundred and twenty-five million) Series A Preferred Shares; and (iii) 75,000,000 (seventy-five million) Series B Preferred Shares.

~~7~~6.          Increase of Authorized and Registered Share Capital

~~7~~6.1                       Subject to the restrictive provisions contained in Articles 35 below, ~~T~~the Company may, from time to time, by a resolution of the General Meeting adopted by an Ordinary Majority, whether or not all the shares then registered have been issued, and whether or not all the shares theretofore issued have been called up for payment, increase its registered share capital by the creation of new shares.  Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, and such shares shall confer such rights and preferences, and shall be subject to such restrictions, as such resolution of the General Meeting shall provide.

~~7~~6.2                       Except to the extent otherwise provided in such resolution of the General Meeting, such new shares shall be subject to all the provisions applicable to the shares of the original capital.

~~8~~7.                              Special Rights; Modifications of Rights

Subject to the restrictive provisions contained in Article 35 below:

~~8~~7.1                       The rights attached to any class of un-issued ~~s~~Shares, ~~unless otherwise provided by these Articles,~~ may be modified or abrogated by the Company by a resolution of the General Meeting adopted by an Ordinary Majority.

~~8~~7.2                       The rights attached to any class of issued ~~s~~Shares, ~~unless otherwise provided by these Articles,~~ may be modified or abrogated by the Company by a resolution of the General Meeting adopted by an Ordinary Majority, provided that any modification that would directly alter the rights attached to such class shall require the consent in writing of the holders of more than fifty percent (50%) of the issued shares of such class or a resolution of a separate ~~General~~ Class Meeting ~~of the holders of the shares of such class~~ adopted by an Ordinary Majority.

~~8~~7.3                       Unless otherwise provided by these Articles, the increase of the authorized and registered number of ~~s~~Shares of an existing class of shares, or the issuance of additional ~~s~~Shares thereof, shall not be deemed, for purposes of this Article 7~~8~~, to alter the rights attached to the previously issued ~~s~~Shares of such class or of any other class.

~~8~~7.4                       Subject to the provisions of the Memorandum of Association of the Company, and these Articles, when effecting an increase of the authorized and registered share capital under Article 6~~7~~, or when modifying rights of ~~s~~Shares under this Article 7~~8~~, the Company may provide for ~~s~~Shares with such preferred or deferred rights or rights of redemption or other special rights and/or such restrictions, whether in regard to dividends, voting, repayment of share capital or otherwise, as may be stipulated in the adopted resolutions.

~~9~~8.                              Consolidation, Subdivision, Cancellation and Reduction of Share Capital

Subject to: (i) the provisions of Article 7.2 above, (ii) the Companies Law; and (iii) the restrictive provisions contained in Article 35 below:

~~9~~8.1                       The Company may, from time to time, by a resolution of the General Meeting adopted by an Ordinary Majority;~~(subject, however, to the provisions of Article 8.2 hereof and to the Companies Law):~~

(~~One~~a)             Consolidate and divide all or any of its issued or un-issued share capital into ~~s~~Shares of larger nominal value than its existing ~~s~~Shares;

(~~Two~~b)           Subdivide any or all of its ~~s~~Shares (issued or un-issued)~~or any of them~~, into shares of smaller nominal value than is fixed by these Articles~~(subject to the provisions of the Companies Law)~~, and the resolution whereby any ~~s~~Share is subdivided may determine that, as among the holders of the ~~s~~Shares resulting from such subdivision, one or more of the ~~s~~Shares may, as compared with the others, have any such preferred or deferred rights or rights of redemption or other special rights, or be subject to any such restrictions, as the Company has power to attach to un-issued or new ~~s~~Shares;

(~~Three~~c) Cancel any shares which, at the date of the adoption of such resolution of the General Meeting, have not been allotted, so long as the Company is not under an obligation to allot these ~~s~~Shares, and reduce the amount of its authorized and registered share capital by the amount of the ~~s~~Shares so cancelled; or

(~~Four~~d)         Reduce its share capital in any manner, and with and subject to any incident authorized, and consent required, by Law.

~~9~~8.2                       With respect to any consolidation of issued shares into ~~s~~Shares of larger nominal value, and with respect to any other action which may result in fractional shares, the Board may settle any difficulty which may arise with regard thereto, as it deems appropriate, including, inter alia, resort to one or more of the following actions:

(~~One~~a)             Determine, as to the holder of ~~s~~Shares so consolidated, which issued ~~s~~Shares shall be consolidated into each ~~s~~Share of larger nominal value;

(~~Two~~b)           Allot, in contemplation of or subsequent to such consolidation or other action, such ~~s~~Shares or fractional ~~s~~Shares sufficient to preclude or remove fractional shareholdings;

(~~Three~~c) Redeem, in the case of redeemable shares, and subject to applicable Law, such ~~s~~Shares or fractional ~~s~~Shares sufficient to preclude or remove fractional shareholdings;

(~~Four~~d)         Cause the transfer of fractional ~~s~~Shares by certain Shareholders to other Shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees to pay the transferors the fair value of fractional ~~s~~Shares so transferred, and the Board is hereby authorized to act as agent for the transferors and transferees with power of substitution for purposes of implementing the provisions of this Article ~~9~~8.2(d).

SHARES

~~10~~9.                       Issuance of Share Certificates; Replacement of Lost Certificates

~~10~~9.1                The Company shall maintain the ~~a Shareholder~~Register and a Register of its Significant Shareholders, which Registers shall ~~to~~ be administered by the Chief Financial Officer of the Company, subject to the oversight of the Board.

~~10~~9.2                Share certificates shall bear the signatures, including facsimile signature, of one (1) Director and the corporate secretary, or of two (2) Directors, or of any other person or persons authorized thereto by the Board.

~~10~~9.3                Each Shareholder shall be entitled to one (1) numbered Share certificate for all the ~~s~~Shares of any class registered in his name, and if the Board so approves, to several Share certificates, each for one or more of such ~~s~~Shares.  Each Share certificate may specify the serial numbers of the ~~s~~Shares represented thereby and may also specify the amount paid up thereon.

~~10~~9.4                The ~~A s~~Share certificate for a Share registered in the names of two or more persons shall be delivered to the person first named in the ~~Shareholder~~ Register in respect of such co-ownership.

~~10~~9.5                If a ~~s~~Share certificate is defaced, lost or destroyed, it may be replaced, upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board may deem appropriate.

10~~1~~.                       Registered Holder

Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of any ~~s~~Share as the absolute owner thereof, and, shall be entitled to treat the holder of any ~~s~~Share in trust as a Shareholder and to issue to him a ~~s~~Share certificate, in condition that the trustee notify the Company of the identity of the beneficiary, and, accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by Law, be bound to recognize any equitable or other claim to, or interest in, such ~~s~~Share on the part of any other person.

11~~2~~.                       Issuance of Shares and other Securities

11~~2~~.1                Subject only to the pre-emptive rights set forth in Article 11.4 below, ~~T~~the un-issued shares from time to time shall be under the control of the Board, who shall have the power to allot shares or otherwise dispose of them to such persons, on such terms and conditions (including inter alia terms relating to calls as set forth in Article 134 hereof), and either at ~~par~~nominal value or at a premium, or, subject to the provisions of the Companies Law, at a discount, and at such times, as the Board may deem appropriate, and the power to give to any person the option to acquire from the Company any ~~s~~Shares, either at ~~par~~nominal value or at a premium, or, subject as aforesaid, at a discount, during such time and for such consideration as the Board may deem appropriate.

11~~2~~.2                The Board may determine to issue a series of bonds or other debt securities, as part of its authority or to take~~a~~ loan on behalf of the Company.

~~12.3                       The Shareholders of the Company at any given time shall not have any preemptive right or priority or any other right whatsoever with respect to the acquisition of Securities of the Company. The Board, in its sole discretion, may decide to offer Securities of the Company first to existing Shareholders or to any one or more of them.~~

11~~2.4~~3         The Company is entitled to pay a commission (including underwriting fees) to any person, in consideration for underwriting services, or the marketing or distribution of Shares ~~Securities~~ of the Company, whether reserved or unreserved, as determined by the Board. Payments, as stated in this

Article 11~~2~~.~~4~~3~~,~~ may be paid in cash or in Shares ~~Securities~~ of the Company, or in a combination thereof.

11.4                       Pre-Emptive Rights.

The holders of Preferred Shares (each, an “Entitled Shareholder”) shall be entitled to participate in any subsequent financing of the Company of New Securities (as defined herein), whether during the Investment Period or thereafter, in order to retain their respective percentage ownership in the Company, on a Fully Diluted Basis (with respect to each such Entitled Shareholder, the “Pro-Rata Share”), on the same terms and conditions of any such subsequent financing. For avoidance of doubt, the pre-emptive rights contained in this Article 11 shall not apply or be exercisable by the Entitled Shareholders with respect to non-convertible debt financings. The Entitled Shareholders may exercise their pre-emptive rights contained in this Article 11 according to the following provisions:

11.4.1            Rights Notice and Acceptance Notice. At each time the Company proposes to issue New Securities (as defined herein), it shall give each Entitled Shareholder written notice (the “Rights Notice”) of its intention, describing the New Securities, the price, the general terms upon which the Company proposes to issue them, and each Entitled Shareholder’s Pro-Rata Share which each such Entitled Shareholder may acquire pursuant to this Article 11. Each such Entitled Shareholder shall have fifteen (15) days from receipt of the Rights Notice (the “Acceptance Period”) to provide the Company with written notice specifying such Entitled Shareholder’s election to purchase all or any part of its Pro-Rata Share of such New Securities and the number of such New Securities so elected (the “Acceptance Notice”). Any Entitled Shareholder failing to provide an Acceptance Notice by the end of the Acceptance Period shall be deemed to have elected not to exercise its pre-emptive rights under this Article 11 and shall not be allowed to participate in any such financing of the Company with respect to which the Rights Notice was issued.

11.4.2            Right of Over Allotment. In addition to the foregoing, any Entitled Shareholder that has indicated in its Acceptance Notice its intention to purchase all of its Pro-Rata Share of the New Securities (“Fully Exercising Shareholder”), may by indicating the same in its Acceptance Notice, elect to purchase all or any part of the Pro-Rata Share of any Entitled Shareholder that has elected not to exercise its pre-emptive rights hereunder, all on the same terms and conditions as contained in the Rights Notice. In order to exercise this right of over-allotment each Fully Exercising Shareholder desiring to exercise such over-allotment right must indicate in its Acceptance Notice the maximum number of New Securities it desires to acquire.

11.4.3            If the Entitled Shareholders who elect to purchase their full Pro-Rata Shares also elect to purchase in the aggregate more than one hundred percent (100%) of the New Securities being offered by the Company, such New Securities shall be sold to such exercising Entitled Shareholders in accordance with their respective Pro-Rata Share together with any excess on their Pro-Rata Share if the right of over-allotment has been exercised thereby, provided that, subject to the foregoing provisions, the exercising Entitled Shareholders may not acquire, under the provisions of this Article 11, more than the number of New Securities specifically accepted by them in their respective Acceptance Notices. Furthermore, upon the allocation to each exercising Entitled Shareholder of the full number of New Securities it has indicated its acceptance to in its Acceptance Notice, such exercising Entitled Shareholder shall be disregarded in any subsequent computations and allocations hereunder.

11.4.4            After the end of the Acceptance Period and the computation of the entitlements of the exercising Entitled Shareholders to acquire New Securities, the Company shall have one hundred and twenty (120) days from the end of the Acceptance Period to sell such New Securities to the exercising Entitled Shareholders, each such Entitled Shareholder with respect to the portion it has exercised and the remaining New Securities – to one or more third parties, at a price and upon general terms no more favorable to such third party purchasers than specified in the Rights Notice. If the Company has not sold the New Securities within said one hundred and twenty (120) day period the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Entitled Shareholders in the manner provided above.

11.4.5            For the purposes of these Articles, the term “New Securities” shall mean any Shares other than the following:

(a)                               Shares issuable under the ESOP, provided that the Board approval of the ESOP (if occurring after the First Closing), included the affirmative vote of at least the majority of the Preferred Directors and not exceeding the then current number of Shares reserved for issuance under the ESOP;

(b)                              Shares offered to the public pursuant to a registration statement declared effective by the relevant securities authority;

(c)                               Shares to be issued in connection with any pro rata Share split and/or Share dividend, a Recapitalization Event, Share reclassification or similar event relating to the Company’s share capital that does not negatively affect or impair the rights of the Shareholders;

(d)                              Shares to be issued in connection with a pro rata rights offering;

(e)                               Shares to be issued pursuant to the exercise of any options and/or warrants outstanding prior to the effective date of these Articles;

(f)                                 Shares to be issued upon conversion of any then outstanding Preferred Shares;

(g)                               Shares issued at any Additional Closing;

(h)                              The Warrants and Additional Warrants issued and issuable pursuant to the SPA and any Shares issuable pursuant to the exercise of any such Warrants and Additional Warrants; and

(i)                                 Ordinary Shares issuable to banks or equipment lessors pursuant to debt financing, equipment leasing or a real property transaction approved by the Board, which approval shall include the affirmative vote of at least a majority of the Preferred Directors.

12~~3~~.                       Payment in Installments

If by the terms of issuance of any ~~s~~Share, the whole or any part of the price thereof shall be payable in installments, every such installment shall, when due, be paid to the Company by the then registered holder(s) of the ~~s~~Share or the person(s) entitled thereto.

13~~4~~.                       Calls on Shares

13~~4~~.1                The Board may, from time to time, make such calls as it may deem appropriate upon Shareholders in respect of any sum unpaid in respect of ~~s~~Shares held by such Shareholders which is not, by the terms of allotment thereof or otherwise, payable at a fixed time, and each Shareholder shall pay the amount of every call so made upon him (and of each installment thereof if the same is payable in installments), to the person(s) and at the time(s) and place(s) designated by the Board, as any such time(s) may be thereafter extended and/or such person(s) or place(s) changed. Unless otherwise stipulated in the resolution of the Board (and in the notice referred to in Article 13~~4~~.2), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all ~~s~~Shares in respect of which such call was made.

13~~4~~.2                Notice of any call shall be given in writing to the applicable Shareholder(s) not less than fourteen (14) days prior to the time of payment, specifying the time and place of payment, and designating the person to whom and the place where such payment shall be made; provided, however, that before the time for any such payment, the Board may, by notice in writing to such Shareholder(s), revoke such call in whole or in part, extend such time, or alter such designated person and/or place.  In the event of a call payable in installments, only one notice thereof need be given.

13~~4~~.3                If, by the terms of allotment of any ~~s~~Share or otherwise, any amount is made payable at any fixed time, every such amount shall be payable at such time as if it were a call duly made by the Board and of which due notice had been given, and all the provisions herein contained with respect to calls shall apply to each such amount.

13~~4~~.4                The joint holders of a ~~s~~Share shall be jointly and severally liable to pay all calls in respect thereof and all interest payable thereon.

13~~4~~.5                Any amount unpaid in respect of a call shall bear interest from the date on which it is payable until actual payment thereof, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel), and at such time(s) as the Board may prescribe.

13~~4~~.6                Upon the allotment of ~~s~~Shares, the Board may provide for differences among the allottees of such ~~s~~Shares as to the amount of calls and/or the times of payment thereof.

14~~5~~.                       Prepayment

With the approval of the Board, any Shareholder may pay to the Company any amount not yet payable in respect of his ~~s~~Shares, and the Board may approve the payment of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board.  The Board may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 14~~5~~ shall derogate from the right of the Board to make any call before or after receipt by the Company of any such advance.

15~~6~~.        Forfeiture and Surrender

15~~6~~.1                If any Shareholder fails to pay any amount payable in respect of a call, or interest thereon as provided herein, on or before the day fixed for payment of the same, the Company, by resolution of the Board, may at any time thereafter, so long as such amount or interest remains unpaid, forfeit all or any of the ~~s~~Shares in respect of which such call had been made. Any expense incurred by the Company in attempting to collect any such amount or interest, including, inter alia, attorneys’ fees and costs of suit, shall be added to, and shall, for all purposes (including the accrual of interest thereon), constitute a part of the amount payable to the Company in respect of such call.

15~~6~~.2                Upon the adoption of a resolution of forfeiture, the Board shall cause notice thereof to be given to the Shareholder whose ~~s~~Shares are the subject of such forfeiture, which notice shall state that, in the event of the failure to pay the entire amount so payable within a period stipulated in the notice (which period shall not be less than fourteen (14) days and which may be extended by the Board), such ~~s~~Shares shall be ipso facto forfeited, provided, however, that, prior to the expiration of such period, the Board may nullify such resolution of forfeiture, but no such nullification shall estop the Board  from adopting a further resolution of forfeiture in respect of the non-payment of such amount.

15~~6~~.3                Whenever ~~s~~Shares are forfeited as herein provided, all distributions theretofore declared in respect thereof and not actually paid or distributed shall be deemed to have been forfeited at the same time.

15~~6~~.4                The Company, by resolution of the Board, may accept the voluntary surrender of any ~~s~~Share.

15~~6~~.5                Any ~~s~~Share forfeited or surrendered as provided herein shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board deems appropriate.

15~~6~~.6                Any Shareholder whose ~~s~~Shares have been forfeited or surrendered shall cease to be a Shareholder in respect of the forfeited or surrendered ~~s~~Shares, but shall, notwithstanding, be liable to pay, and shall forthwith pay, to the Company, all calls, interest and expenses owing upon or in respect of such ~~s~~Shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment, at the rate prescribed in Article 13~~4~~.5 above, and the Board, in its discretion, may enforce the payment of such moneys, or any part thereof, but shall not be under any obligation to do so.  In the event of such forfeiture or surrender, the Company, by resolution of the Board, may accelerate the date(s) of payment of any or all amounts then owing by the Shareholder in question (but not yet due) in respect of all ~~s~~Shares owned by such Shareholder, solely or jointly with another, and in respect of any other matter or transaction whatsoever.

15~~6~~.7                The Board may at any time, before any ~~s~~Share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems appropriate, but no such nullification shall estop the Board from re-exercising its powers of forfeiture pursuant to this Article 15~~6~~.

16~~7~~.                       Lien

16~~7~~.1                Except to the extent the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the ~~s~~Shares registered in the name of each Shareholder which are not fully paid up (without regard to any equitable or other claim or interest in such ~~s~~Shares on the part of any other person), and upon the proceeds of the sale thereof, securing any sum unpaid in respect of such ~~s~~Shares, whether the period for the payment, fulfillment or discharge of such unpaid sums shall have actually arrived or not.  Such lien shall extend to all distributions from time to time declared in respect of such ~~s~~Shares.

16~~7~~.2                The Board may cause the Company to sell any ~~s~~Shares subject to such lien when any such debt, liability or engagement has matured, in such manner as the Board may deem appropriate, but no such sale shall be made unless such debt, liability or engagement has not been satisfied within fourteen (14) days after written notice of the Company’s intention to sell shall have been served on such Shareholder, his executors or administrators.

16~~7~~.3                The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or engagements of such Shareholder (whether or not the same have matured), or any specific part of the same, as the Board may determine, and the balance, if any, shall be paid to the Shareholder, his executors, administrators or assigns.

17~~8~~.                       Sale after Forfeiture or Surrender or in Enforcement of Lien

Upon any sale of ~~s~~Shares after forfeiture or surrender or for enforcing a lien, the Board may appoint a person to execute an instrument of transfer of the ~~s~~Shares so sold and cause the purchaser’s name to be entered in the ~~Shareholder~~ Register in respect of such ~~s~~Shares, and the purchaser shall not be bound to see to the regularity of the proceedings, or to the application of the purchase money, and after his name has been entered in the ~~Shareholder~~ Register in respect of such ~~s~~Shares, the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

18~~9~~.                       Redeemable Shares

Subject   to the restrictive provisions contained in Article 35 below and ~~The Company may, subject to~~ applicable Law, issue redeemable ~~s~~Shares and redeem the same.

19~~20~~.                Transfer of Shares

19~~20~~.1         The ~~s~~Shares of the Company are freely transferable. However, no transfer of ~~s~~Shares shall be registered unless the Company receives a deed of transfer or other proper instrument of transfer, in form and substance satisfactory to the Board, together with the ~~s~~Share certificate(s) and such other evidence of title as the Board may reasonably require. Until the transferee has been registered in the ~~Shareholder~~ Register in respect of the ~~s~~Shares so transferred, the Company may continue to regard the transferor as the owner thereof.  The Board may, from time to time, prescribe a fee for the registration of a transfer. A deed of transfer shall be in the following form or in any substantially similar form, including any such form as is acceptable to the transfer agent for the Company’s ~~s~~Shares, or in any form otherwise approved by the Board.

Deed of Transfer

I, _________, (the “Transferor”) of  ________________, do hereby transfer, in consideration for _____________, to ______________ (the “Transferee”),  ______________share(s) NIS 0.01 par value each of Radview Software Ltd. (the “Company”) to be held by the Transferee and/or his executors, administrators and assigns, subject to the same terms and conditions under which I held the same at the time of execution hereof; and I, the said Transferee, do hereby agree to take the said share(s) subject to the conditions aforesaid.

In witness whereof we hereby execute this Deed of Transfer, this __ day of  ______, 20__.

The Transferor:	The Transferee:
Name:	Name:
Signature:	Signature:

19~~20~~.2         Upon the death of a Shareholder, the Company shall recognize the custodian or administrator of the estate or executor of the will, and in the absence of such, the lawful heirs of the Shareholder, as the only holders of the right for the ~~s~~Shares of the deceased Shareholder, after receipt of evidence to the entitlement thereto, as determined by the Board.

19~~20~~.3         The Company may recognize the receiver or liquidator of any corporate Shareholder in liquidation or dissolution, or the receiver or trustee in bankruptcy of any Shareholder, as being entitled to the ~~s~~Shares registered in the name of such Shareholder, after receipt of evidence to the entitlement thereto, as determined by the Board.

19~~20~~.4         A person acquiring a right in ~~s~~Shares as a result of being a custodian, administrator of the estate, executor of a will or the heir of a Shareholder, or a receiver, liquidator or a trustee in a bankruptcy of a Shareholder or according to another provision of Law, is entitled, after providing evidence of his right to the satisfaction of the Board, to be registered as the Shareholder or to transfer such ~~s~~Shares to another person, subject to the provisions of this Article 19~~20~~.

20~~1~~.                       Bearer Share Certificates

The Company shall not issue bearer ~~s~~Share certificates, which grant the bearer rights in the ~~s~~Shares specified therein.

GENERAL MEETINGS

21~~2~~.                       The Authority of the General Meeting

21~~2~~.1                Matters within the authority of the General Meeting

Without derogating from the restrictive provisions contained in Articles 35 below, ~~T~~the following matters shall require the approval of the General Meeting:

21~~2~~.1.1            Amendments to these Articles.

21~~2~~.1.2            The exercise by the General Meeting of the authority of the Board, subject to the provisions of the Companies Law, if it is resolved that the Board is incapable of exercising its authority, and that the exercise of such authority is essential to the orderly management of the Company.

21~~2~~.1.3            The appointment or reappointment of the Company’s auditor, and the termination or non-renewal of his service.

21~~2~~.1.4            The election of Directors (except as specifically set forth otherwise in these Articles), including external Directors, in accordance with Article 46~~5~~.3 hereof.

21~~2~~.1.5            To the extent required by the provisions of the Companies Law, the approval of actions and transactions with interested parties and the approval of an action or a transaction of an Office Holder, ~~(as defined in Article 62)~~ which might constitute a breach of the duty of loyalty.

21~~2~~.1.6            Changes to ~~in~~ the share capital of the Company, as set forth in Articles 6~~7~~, 7~~8~~ and 8~~9~~ hereof.

21~~2~~.1.7            A merger of the Company, as defined in the Companies Law.

21~~2~~.1.8            A ~~l~~Liquidation Event. ~~of the Company.~~

21~~2~~.1.9            Any other matters which the Companies Law requires to be dealt with at the General Meeting of the Company, or any matters which were given to the General Meeting in these Articles.

21~~2~~.2                The General Meeting shall not delegate ~~transfer~~ to another organ of the Company any of its authorities detailed in Article 21~~2~~.1 above.

21~~2~~.3                The General Meeting, by a resolution adopted by an Ordinary Majority, may assume the authority which is given to another organ of the Company according to the Companies Law and/or these Articles; provided however, that such assumption ~~taking~~ of authorities shall be with regard to a specific issue or for a specific period of time, all as stated in the resolution of the General Meeting regarding such assumption ~~taking~~ of authorities.

22~~3~~.                       Annual General Meeting

22~~3~~.1                An annual General Meeting shall be held once in every calendar year at such time within a period of not more than fifteen (15) months after the last preceding Annual General Meeting and at such place either within or without the State of Israel as may be determined by the Board. ~~These General Meetings shall be referred to as “Annual Meetings.”~~

22~~3~~.2                Subject to the provisions of the Companies Law, at the ~~An~~ Annual General Meeting the Shareholders shall ~~shall be convened to~~ discuss the following issues:

~~23.2.1~~             22.2.1    The Company’s annual financial statements;

22.2.2            Appointment of the Company’s auditors or renewal of the term of appointment thereof;

~~23.2.1             report of the Board with respect to the fee paid to the Company’s auditor.~~

~~23.2.2~~             22.2.3    ~~The e~~Elect~~ion~~ the ~~of~~Directors in accordance with Article 46~~5~~ below.

22~~3~~.3                The agenda at an Annual General Meeting may include any other matters as may properly and lawfully be included for transaction at General Meetings. ~~the following issues, in addition to those referred to in Article 23.2:~~

~~23.3.1             The appointment of an auditor or the renewal of his office.~~

~~23.3.2             Any other issue which was detailed in the agenda for the Annual Meeting.~~

23~~4~~.                       Extraordinary General Meetings

23~~4~~.1                ~~All General Meetings other than Annual Meetings shall be referred to as “Extraordinary Meetings.”~~ At ~~An~~any Extraordinary General Meeting the Shareholders shall discuss and decide ~~i~~on all matters which are not discussed and decided at ~~in~~ the Annual General Meeting, and for which the Extraordinary Meeting was convened.

23~~4~~.2                The Board may, whenever it deems appropriate, convene an Extraordinary Meeting at such time and place, within or without the State of Israel, as may be determined by the Board, and shall be obliged to do so upon the demand of one of the following:

23~~4~~.2.1     Any two (2) Directors or a quarter of the Directors, whichever is lower; or

23~~4~~.2.2     Any one (1) or more Shareholders, holding alone or together at least five percent (5%) of the issued share capital of the Company.

23~~4~~.3                The Board, upon demand to convene an Extraordinary General Meeting in accordance with Article 23~~4~~.2 above, shall announce the convening of the General Meeting within twenty one (21) days from the receipt of a demand in that respect; provided, however, that the date fixed for the Extraordinary General Meeting shall not be more than thirty five (35) days from the publication date of the announcement of the Extraordinary General Meeting, or such other period as may be permitted by the Companies Law or Companies Regulations.

24~~5~~.                       Class Meetings

24.1                       The provisions of these Articles with respect to General Meetings shall apply, mutatis mutandis, to Class ~~m~~Meetings ~~of the holders of a class of shares of the Company (hereinafter: “Class Meetings”);~~ provided, however, that the requisite quorum at any such Class Meeting shall be one (1) or more Shareholders present in person, by proxy or by deed of vote, and holding together at least ~~not less than~~ fifty and one tenth percent (50.1%) of the issued ~~s~~Shares of such class, calculated on an as-converted basis.

24.2                       The Preferred Shares shall be entitled to vote and/or be treated by the Company as a separate class to the other Shareholders with respect to the following matters:

24.2.1            The right to designate for election the Preferred Directors to the Board;

24.2.2            Any matter prescribed by applicable Law as requiring a vote at a Class Meeting;

24.2.3            The distributions referred to in Article 67.1; and

24.2.4            The matters listed in Article 35 below.

25~~6~~.                       Notice of General Meetings

25~~6~~.1                Unless a shorter period is permitted by Law (provided that such period is not less than seven (7) days prior to the date fixed for the General Meeting), a notice of a General Meeting shall be sent to each Shareholder of the Company registered in the ~~Shareholder~~Register and entitled to attend and vote at such meeting, at least twenty one (21) days prior to the date fixed for the General Meeting. Subject to the provisions of any Law, each such notice shall specify the place, the day and hour of the meeting, the agenda of the meeting, the proposed resolution(s) or a concise description thereof, the type of the meeting, the required majority, the determining date with respect to participation and voting, the telephone number and the address of the Company’s offices and the dates when it is possible to browse the full text of the resolutions, and the arrangements for voting by means of a proxy and, if applicable, a deed of vote. Anything herein to the contrary notwithstanding, with the written consent of all Shareholders entitled to vote thereon, a resolution may be proposed and passed at such meeting although a shorter notice than hereinabove prescribed has been given.  ~~A waiver by a Shareholder can also be made in writing after the fact and even after the convening of the General Meeting.~~

25~~6~~.2                Notwithstanding anything to the contrary herein, notice by the Company of a General Meeting may be effected, in addition to any means provided in these Articles, by any other means permitted by, and in accordance with the requirements of the Companies Law or Companies Regulations.

25~~6~~.3                Any accidental omission with respect to the giving of a notice of a General Meeting to any Shareholder or the non-receipt of a notice with respect to a meeting or any other notice on the part of any Shareholder shall not cause the cancellation of a resolution adopted at that meeting, or the cancellation of acts based on such notice.

PROCEEDINGS AT GENERAL MEETINGS

26~~7~~.                       The Agenda of General Meetings

26~~7~~.1                The agenda of General Meetings shall be determined by the Board and shall also include issues proposed by persons entitled to demand the convening of a General Meeting ~~for which an Extraordinary Meeting is being convened~~ in accordance with Article 23~~4~~ above.~~, or as may be required upon the request of Shareholders in accordance with the provisions of the Companies Law.~~

26~~7~~.2                The General Meeting may ~~shall only~~ adopt resolutions only on issues contained in the ~~which are on its~~ agenda for the General Meeting.

26~~7~~.3                The General Meeting is entitled to accept or reject a proposed resolution, which is on the agenda of the General Meeting. Subject to applicable Law, the General Meeting may adopt a resolution, which is different from the description thereof included in the notice of the General Meeting, provided that such resolution is not materially different from the proposed resolution.

27~~8~~.                       Quorum

27~~8~~.1                No business shall be transacted at a General Meeting, or at any adjournment thereof, unless a lawful quorum is present when the meeting proceeds to business.

27~~8~~.2                Subject to the requirements of the Companies Law, the rules of Nasdaq National Market and any other exchange on which the Company’s securities are or may become quoted or listed, and the provisions of these Articles, any two (2) or more Shareholders (not in default in payment of any sum referred to in Article 13~~4~~ hereof), present in person or by proxy, or who have delivered to the Company a deed of vote indicating their manner of voting, and who hold or represent in the aggregate at least thirty three and one third percent (33~~1/3~~1/3%) of the voting power of the Company (calculated on an as converted basis), shall constitute a lawful quorum at General Meetings. A Shareholder or his proxy, who also serves as a proxy for other Shareholder(s), shall be regarded as two (2) or more Shareholders, in accordance with the number of Shareholders he is representing.

27~~8~~.3                If within 30 minutes from the time appointed for the General Meeting a quorum is not present, the meeting, if convened by the Board upon demand under Article 23~~4~~.2 or, ~~if not convened by the Board,~~  or if convened by the demanding Shareholder(s) in accordance with the provisions of the Companies Law, shall be dissolved, but in any other case it shall stand adjourned to the same day in the next week (or the first Business Day thereafter), at the same time and place, or to such day and at such time and place as the Chairman may determine with the consent of the holders of a majority of the voting power represented at the meeting in person or by proxy or by deed of vote and voting on the question of adjournment, or, if a specific date for an adjournment of the General Meeting was specified in the notice of such General Meeting, to such date.  No business shall be transacted at any adjourned meeting except business, which might lawfully have been transacted at the meeting as originally called. At such adjourned meeting, any two (2) Shareholders (not in default as aforesaid) present in person or by proxy or by deed of vote, shall constitute a lawful quorum.

28~~9~~.                       Chairman

The Chairman of the Board shall preside as Chairman at every General Meeting.  If the Chairman is unable to attend a General Meeting, he or she may designate a Director to serve as Chairman of the General Meeting.  If the Chairman is unable to attend a General Meeting and does not designate a Chairman to serve in his or her place, the Directors may designate a Chairman for the General Meeting. If there is no such designated Chairman at a General Meeting, the Shareholders present shall choose someone of their number or any other person to be Chairman. The position of Chairman shall not, by itself, entitle the holder thereof to vote at any General Meeting nor shall it entitle such holder to a second or casting vote (without derogating, however, from the rights of such Chairman to vote as a Shareholder or proxy of a Shareholder if, in fact, he is also a Shareholder or proxy, respectively).

29~~30~~.                Adjourned Meeting

A General Meeting at which a lawful quorum is present (~~hereinafter~~an~~:~~ “~~The~~ Original General Meeting”), may resolve by an Ordinary Majority to adjourn the Original General Meeting, from time to time, to another time and/or place (~~hereinafter:~~ an “Adjourned Meeting”). In the event that an Original General Meeting is adjourned for twenty-one (21) days or more, a notice of the Adjourned Meeting shall be given in the same manner as the notice of the Original General Meeting. With the exception of the aforesaid, a Shareholder shall not be entitled to receive  notice of an Adjourned Meeting or of the issues ~~which are~~ to be discussed ~~in~~ at the Adjourned Meeting. No business shall be transacted at any Adjourned Meeting other than business, which might lawfully have been transacted at the Original Meeting.~~The Adjourned Meeting shall only discuss issues that could have been discussed at the Original General Meeting, and with respect to which no resolution was adopted.~~

30~~1~~.                       Adoption of Resolutions at General Meetings

30~~1~~.1                Subject to (i) the restrictive provisions contained in Article 35 below, and (ii) any special majority requirements mandated by the Companies Law, ~~A~~all resolutions at any and all ~~of the~~ General Meetings, including those with respect to the matters detailed in Article 21~~2~~.1, shall be adopted by an Ordinary Majority. ~~, except with respect to Article 22.1.8 which resolution shall be adopted by a Special Majority, or any other matters with respect to which a greater majority is required by these Articles or by the Companies Law.~~

30~~1~~.2                Every matter submitted to a General Meeting shall be decided by a show of hands, but if a written ballot is demanded by any Shareholder present in person, by proxy or by deed of vote and entitled to vote at the meeting, the same shall be decided by such ballot.  A written ballot may be demanded before the proposed resolution is voted upon or immediately after the declaration by the Chairman of the results of the vote by a show of hands.  If a vote by written ballot is taken after such declaration, the results of the vote by a show of hands shall be of no effect, and the proposed resolution shall be decided by such written ballot.  The demand for a written ballot may be withdrawn at any time before the same is conducted, in which event another Shareholder may then demand such written ballot.  The demand for a written ballot shall not prevent the continuance of the meeting for the transaction of business other than the question on which the written ballot has been demanded.

30~~1~~.3                A declaration by the Chairman of the meeting that a resolution has been adopted unanimously, or adopted by a particular majority, or rejected, and an entry to that effect in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

31~~2~~.                       Resolutions in Writing

A resolution in writing signed by all Shareholders of the Company then entitled to attend and vote at General Meetings or to which all such Shareholders have given their written consent (by letter, facsimile or otherwise), ~~or their oral consent by telephone (provided that a written summary thereof has been approved and signed by the Chairman of the Board)~~ shall be deemed to have been unanimously adopted by a General Meeting duly convened and held. Such resolution could be stated in several counterparts of the same document, each of them signed by one Shareholder or by several Shareholders.

32~~3~~.                       Voting Power

Subject to the provisions of Article 34.1 and subject to any provision hereof conferring special rights as to voting, or restricting the right to vote,

(a)                              Every Ordinary Share shall entitle the holder thereof to the right to one (1) vote for every one (1) Ordinary Share so held; and

(b)                             Every Preferred Share shall entitle the holder thereof to the right to one (1) vote for each Ordinary Share into which such Preferred Share could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share).

All holders of Ordinary Shares and Preferred Shares (on an as converted basis) shall be entitled to vote upon all matters submitted to a vote of the Shareholders of the Company.~~shall have one vote for each share held by him of record, on~~ Other than as set forth in Article 24 above and/or as prescribed by applicable Law, the Preferred Shares shall vote together with the Ordinary Shares, as a single class having no rights to Class Meetings, on all matters submitted to a vote of the Shareholders. ~~every resolution,~~ The Shareholders’ right to vote set forth in these Articles shall be without regard to whether the vote thereon is conducted in person, by proxy or by deed of vote, by a show of hands, by written ballot or by any other means.

33.                              Conversion

33.1                       Each Preferred Share shall be convertible at any time, at the option of the holder thereof, into such number of Ordinary Shares that is obtained by dividing the Original Issue Price of such Preferred Share by the Conversion Price (defined below) of such Preferred Share then in effect (the “Conversion Rate”).

33.2                       The “Conversion Price” per Preferred Share shall initially be the Original Issue Price for such Preferred Share, and thereafter shall be adjusted in accordance with any subsequent Recapitalization Event and the anti-dilution adjustment, as provided for in this Article 33.

33.3                       The applicable Conversion Price of the Series A Preferred Shares shall be subject to adjustment from time to time such that upon each issuance (or deemed issuance, as described in Article 33.4(d) below) by the Company of Additional Securities (as defined below) at any time during the two (2) year period commencing on the Purchase Date of the applicable Series A Preferred Share, without consideration or for a price per Share less than applicable Conversion Price of any Series A Preferred Share, in effect immediately prior to the issuance of such Additional Securities, then the applicable Conversion Price in effect immediately prior to each such issuance shall be reduced to an amount equal to a fraction: (I) the numerator of which shall be the number of issued and outstanding Shares of the Company immediately prior to the issuance of such Additional Securities, multiplied by the applicable Conversion Price in effect immediately prior to such issuance of Additional Securities plus the total consideration received by the Company for the Additional Securities; and (II) the denominator of which shall be the number of issued and outstanding Shares of the company immediately prior to the issuance of such Additional Securities plus the number of Additional Securities issued.

For convenience purposes, the following formula describes the language set forth above:

(P x a) + C’

P’ =    a + n

P	is the Conversion Price of the Preferred Shares, in effect immediately prior to the issuance of Additional Securities.
a	is the number of the issued and outstanding Shares immediately prior to the issuance of the Additional Securities.
C’	is the total consideration received for such Additional Securities.
n	is the number of Additional Securities issued.
P	is the adjusted Conversion Price.

For example purposes only: if the Conversion Price immediately prior to the issuance of the Additional Securities is $80; the number of issued and outstanding Shares immediately prior to the issuance of the Additional Securities is 300,000; the total consideration received for such Additional Securities is $1,000,000; the number of Additional Securities issued is 25,000; then the adjusted Conversion Price shall be $76.92

P = $80
a =300,000
C’ = $1,000,000
n = 25,000

Notwithstanding the foregoing, and for avoidance of doubt:

33.3.1            In the event the Conversion Price of the Series A Preferred Shares (the “A Conversion Price”) is reduced pursuant the provisions of this Article 33, the Conversion Price of Series B Preferred Shares shall be adjusted and reduced accordingly, such that it shall at all times be not greater than 133% of the A Conversion Price;

33.3.2            In the event of an issuance or deemed issuance (as described in Article 33.4 below) of Additional Securities, for a price per Share which is higher than the Original Issue Price of the Series A Preferred Shares and lower than the Original Issue Price of the Series B Preferred Shares, then the Conversion Price of the Series B Preferred Shares shall be subject to adjustment in the manner provided for in this Article 33.3 for the Series A Preferred Shares, mutates mutandis.

33.4                       In applying Article 33.3 above, the following provisions shall apply:

(a)                              No adjustments of any applicable Conversion Price pursuant to Article 33.3 shall be made if it has the effect of increasing the applicable Conversion Price above the applicable Conversion Price in effect immediately prior to such adjustment.

(b)                             In the case of issuance of Additional Securities for cash, the consideration for the purposes of Article 33.3 above shall be deemed to be the amount of cash received therefor after giving effect to any discounts, commissions or other expenses, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(c)                              In the case of issuance of Additional Securities for a consideration, in whole or in part other than for cash (the “Non Cash Consideration”), the Non Cash Consideration, shall, for the purpose of Article 33.3 above, be deemed to be the fair value thereof, as determined in good faith by the Board.

(d)                             In the case of the issuance of Convertible Securities, the aggregate maximum number of Ordinary Shares deliverable upon exercise, conversion or exchange (assuming the satisfaction of any conditions to ~~exercisablity~~exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such Convertible Securities shall be deemed to have been issued at the time of issuance of the Convertible Securities, at a consideration equal to the consideration determined in the manner provided in paragraphs (b) and (c) of this Article 33.4, if any, received by the Company upon the issuance of such Convertible Securities plus any additional consideration payable to the Company pursuant to the term of such Convertible Securities (without taking into account potential anti-dilution adjustments) for the Ordinary Shares covered thereby, and the applicable Conversion Price shall be adjusted accordingly.

(e)                              For the purposes of Article 33.3 above, the consideration for any Additional Securities shall be taken into account at the U.S. dollar equivalent thereof, on the day such Additional Securities are issued or deemed to be issued pursuant to paragraph (d) of this Article 33.4.

33.5                       “Additional Securities” shall mean any Shares issued or deemed to have been issued pursuant to Article 33.4(d) above after the applicable Purchase Date, other than:

(a)                              Shares issuable upon conversion of any of the Preferred Shares, or Shares issued at, or issuable pursuant to any Additional Closing;

(b)                             Shares issued as a dividend or distribution on the Preferred Shares;

(c)                              Shares issued upon exercise of any Convertible Securities outstanding prior to the date of the First Closing;

(d)                             Shares issued upon exercise of the Warrants and Additional Warrants issued pursuant to the SPA and as defined therein;

(e)                              Shares issuable upon a Recapitalization Event;

(f)                                Ordinary Shares, or options to purchase Ordinary Shares issued or issuable under an ESOP, and if the Board approval of the ESOP first occurs after the First Closing, then such Board approval shall include the affirmative vote of at least a majority of the Preferred Directors; and

(g)                              Ordinary Shares issued or issuable to banks or equipment lessors pursuant to debt financing, equipment leasing or a real property transaction approved by the Board, which approval (if first occurring after the First Closing) shall include the affirmative vote of at least a majority of the Preferred Directors.

33.6                       If the Company shall subdivide or combine its share capital, the applicable Conversion Price shall be proportionately reduced or increased, as applicable, as at the effective date of such subdivision or combination, or if the Company shall fix a record date for the purpose of so subdividing or combining, as at such record date, whichever is earlier.

33.7                       Subject to and without derogating from the applicable liquidation preference of the Preferred Shares as set forth in these Articles, if the Company at any time shall make a distribution of its assets to the holders of its Ordinary Shares, as a dividend in liquidation or partial liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends, the holders of Preferred Shares shall be entitled to receive without payment of any additional consideration a sum equal to the amount of such assets as would have been payable to such holder as owner of that number of Ordinary Shares receivable by exercise of the conversion rights herein had such holder been the holder of record of such Ordinary Shares on the record date for such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

33.8                       Subject to and without derogating from the applicable liquidation preference of the Preferred Shares as set forth in these Articles, if the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Article 33.5 above, or if the Company at any time shall pay a dividend payable in additional Ordinary Shares or other securities, Convertible Securities or rights entitling the holder thereof to receive directly or indirectly, additional Ordinary Shares, then in each such case, and without derogating from the provisions of these Articles, for the purposes of this Article 33.8, the holders of Preferred Shares shall be entitled to receive such distribution in respect of their holdings on an as-converted basis as of the record date for such distribution.

33.9                       If at any time or from time to time there shall be a recapitalization of the Ordinary Shares, other than a Recapitalization Event and other than a merger or sale of assets transaction provided for elsewhere in this Article 33, provision shall be made so that the holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of Ordinary Shares or other securities or property of the Company or otherwise, to which a holder of Ordinary Shares deliverable upon conversion would have been entitled immediately prior to such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article 33 with respect to the rights of the holders of the Preferred Shares after the recapitalization, to the end that the provisions of this Article 33.9 (including adjustment of the Conversion Price then in effect and the number of Shares issuable upon conversion of the Preferred Shares) shall be applicable after that event as nearly equivalent as may practicable.

33.10                The Ordinary Shares resulting from the conversion shall rank from the date of conversion pari passu in all respects with the other Ordinary Shares of the Company.

33.11                No fractional shares shall be issued upon conversion of the Preferred Shares and the number of Ordinary Shares to be issued shall be rounded up or down to the nearest whole share.

33.12                The Company shall at all times reserve and keep available out of its authorized but un-issued Ordinary Shares, solely for the purpose of effecting the conversion of the Preferred Shares, such number of Ordinary Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares. All Ordinary Shares, which shall be so issued, shall be duly and validly issued and fully paid and non-assessable.

33.13                In the event at any time the number of authorized Ordinary Shares of the Company shall be insufficient to permit the conversion of all Preferred Shares into Ordinary Shares in accordance with the conversion provisions set forth in this Article 33, the Shareholders shall vote in favor of such increase in the Company's authorized share capital and any other actions, as shall be necessary to permit such conversion and give full force and effect to the provisions of this Article 33. Each Shareholder who transfers his Shares in the Company shall require the transferee to agree in writing to be bound by the provisions of this Article 33 as if such transferee were a “Shareholder” hereunder.

33.14                Upon the occurrence of each adjustment or readjustment of any applicable Conversion Price pursuant to this Article 33, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Shares a certificate setting forth each adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment and/or readjustment; (b) the applicable Conversion Price at the time in effect; and (c) the number of Ordinary Shares and the amount, if any, of other property which at the time would be received upon the conversion of one (1) Preferred Share.

33.15                If the Company wishes to determine a record date to determine the holders of any class of Shares for the purpose of determining the holders thereof who are entitled to receive any dividend (including a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any Shares of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Preferred Shares, at least fifteen (15) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

33.16                Before any holder of Preferred Shares shall be entitled to convert any of its Preferred Shares into Ordinary Shares such holder shall surrender the certificate(s) therefor and give written notice, by mail, postage prepaid, to the Company at its office or to any transfer agent for the Preferred

Shares, of the election to convert the same and shall state therein the name(s) of any nominee for such holder in which the certificate(s) for Ordinary Shares are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to such holder of Preferred Shares, or to the nominee(s) of such holder, a certificate(s) for the number of Ordinary Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Preferred Shares to be converted, and the person(s) entitled to receive the Ordinary Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Ordinary Shares as of such date.

34.                              Voting Rights

34.1                       No Shareholder shall be entitled to vote at any General Meeting (or be counted as a part of the lawful quorum thereat), unless all calls and other sums then payable by him in respect of his ~~s~~Shares in the Company have been paid, but this Article shall not apply to Class Meetings pursuant to Article 24~~5~~.

34.2                       A company or other corporate entity being a Shareholder of the Company may, by resolution of its directors or any other managing body thereof, authorize any person to be its representative at any General Meeting. Any person so authorized shall be entitled to exercise on behalf of such Shareholder all the power, which the latter could have exercised if it were an individual ~~s~~Shareholder. Upon the request of the Chairman of the General Meeting, written evidence of such authorization, in form acceptable to the Chairman, shall be delivered to the Company. ~~him.~~

34.3                       Any Shareholder entitled to vote may vote either personally (or, if the Shareholder is a company or other corporate entity, by a representative authorized pursuant to Article 34.2) or by proxy (subject to Article 38~~7~~ below), or by deed of vote in accordance with Article 41~~0~~ below.

34.4                       If two (2) or more persons are registered as joint holders of any ~~s~~Share, the vote of the senior who tenders a vote, in person, by proxy or by deed of vote, shall be accepted to the exclusion of the vote(s) of the other joint holder(s), and for this purpose seniority shall be determined by the order in which the names ~~stand~~ appear in the ~~Shareholder~~ Register.

35.                              Restrictive Provisions

So long as any of the Preferred Shares are outstanding and the holders of the Preferred Shares hold at least twenty percent (20%) of the issued and outstanding shares of the Company or fifty percent (50%) of the original amount of the Convertible Loan remains outstanding, the Company will not, without the written consent of the Preferred Majority, either directly or by amendment, merger, consolidation, or otherwise, effect any of the following actions:

35.1                      Amend these Articles or authorize an increase or reduction in the Company’s share capital;

35.2                      Alter or change the rights, preferences or privileges of the Preferred Shares;

35.3                      Declare or pay any dividends or make any distributions on any of the Company’s Shares (other than on the Preferred Shares);

35.4                      Redeem, purchase or otherwise acquire any of the Company’s Shares ranking junior or pari passu with the Preferred Shares (except for: (i) repurchases of Ordinary Shares from participants of an ESOP or arrangements approved by the Board upon termination of employment; and (ii) redemptions of Preferred Shares);

35.5                      Authorize or issue any Shares having rights and/or preferences senior to, or pari passu with, the Preferred Shares, with respect to voting, dividends, redemption or liquidation;

35.6                      A sale of the Company by sale of all or substantially all of the Company’s issued and outstanding Shares, merger, consolidation, sale of assets or otherwise;

35.7                      Sale or transfer of all or a material part of the Company’s intellectual property assets; and

35.8                      Voluntary dissolution or cessation of operations of the Company.

36~~5~~.                       The Determining Date with Respect to Participation and Voting

The Shareholders who are entitled to participate and vote at a General Meeting shall be those Shareholders who are registered in the ~~Shareholder~~ Register ~~of the Company~~ on the date determined by the Board, provided that such date not be more than forty (40) days, nor less than four (4) days, prior to the date of the General Meeting, except as otherwise permitted by the Companies Regulations.

37~~6~~.                       Personal Interest in Resolution

37~~6~~.1                A Shareholder seeking to vote with respect to a resolution which requires that the majority for its adoption include at least a certain percentage of the votes of all those not having a personal interest (as defined in the Companies Law) in the resolution, shall notify the Company at least two (2) Business Days prior to the date of the General Meeting, whether or not he has a personal interest in the resolution, as a condition for his right to vote and be counted with respect to such resolution.

37~~6~~.2                A Shareholder voting on a resolution, as aforesaid, by means of a deed of vote or a deed of authorization of a proxy, may include a ~~his~~ notice with respect to his personal interest within ~~on~~ the deed of vote or deed of authorization, as the case may be.

PROXIES

38~~7~~.                       Voting by Means of a Proxy

38~~7~~.1                A Shareholder registered in the ~~Shareholder~~ Register is entitled to appoint by deed of authorization a proxy (who is not required to be a Shareholder of the Company) to participate and vote in his stead, whether at a certain General Meeting or generally at General Meetings of the Company, whether personally or by means of a deed of vote.

38~~7~~.2                In the event that the deed of authorization is not limited to a certain General Meeting, then the deed of authorization, which was deposited prior to a certain General Meeting, shall also be good for other General Meetings thereafter. This Article 38~~7~~ shall also apply to a Shareholder, which is a corporation, appointing a person to participate and vote in a General Meeting in its stead.

39~~8~~.                       A Deed of Authorization

39~~8~~.1                The deed of authorization of a proxy shall be in writing and shall be substantially in the form specified below, or in any usual or common form or in such other form as may be approved by the Board. It shall be duly signed by the appointer or his duly authorized attorney or, if such appointer is a company or other corporate entity, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s).

Deed of Authorization

To: Radview Software Ltd.

Attn: Corporate Secretary

I                                                of

       (Name of Shareholder)                            (Address of Shareholder)

being a registered holder of               Ordinary Shares having a par value of NIS 0.01 each, of Radview Software Ltd., hereby appoint of

         (Name of Proxy)                          (Address of Proxy)

as my proxy to participate and vote for me and in my stead and on my behalf at the General Meeting of the Company to be held on the           day of                      , 20     and at any adjournment(s) thereof / at any General Meeting of the Company, until I shall otherwise notify you.

Signed this            day of                               , 20     .

(Signature of Appointer)

39~~8~~.2                The deed of authorization of a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be delivered to the Company, at its registered office or at such place as the Board may specify, not less than two (2) hours (or not less than twenty four (24) hours with respect to a General Meeting to be held outside of Israel) before the time fixed for the meeting at which the person named in the deed of authorization proposes to vote, or presented to the Chairman at such meeting.

40~~39~~.                Effect of Death of Appointer or Revocation of Appointment

A vote cast pursuant to a deed of authorization of a proxy shall be valid notwithstanding the previous death, incapacity or bankruptcy, or if a company or other corporate entity, the liquidation, of the appointing Shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the revocation of the appointment or the transfer of the share in respect of which the vote is cast, provided no written notice of any such event shall have been received by the Company or by the Chairman of the General Meeting before such vote is cast and provided, further, that the appointing Shareholder, if present in person at said General Meeting, may revoke the appointment by means of a writing, oral notification to the Chairman, or otherwise.

DEED OF VOTE

41~~0~~.                       General

41~~0~~.1                A Shareholder may vote in a General Meeting by means of a deed of vote on any matter brought to the vote before ~~of the following issues that shall arise in~~ the General Meeting, unless specifically prohibited by the Companies Law and/or Companies Regulations.~~:~~ To the extent that any matter brought to the vote before the General Meeting cannot be voted on by means of a deed of vote, then the Company shall specifically indicate the same in the agenda of the General Meeting distributed to the Shareholders.

~~40.1.1            All issues detailed in Article 22.1.1 through 22.1.8 above;~~

~~40.1.2            Any other issue which the Articles provide can be voted thereon by means of a deed of vote.~~

~~40.1.3            Any other issues which may be permitted by the Companies Law or the Companies Regulations.~~

41~~0~~.2                The deed of vote shall be signed by the Shareholder and shall be in any form acceptable to the Board.

41~~0~~.3                To the extent required by the Companies Law and Companies Regulations, the deed of vote shall be sent by the Company, at its expense, to the Shareholders of the Company who are entitled to vote in the General Meeting, together with the notice with respect to the General Meeting.

41~~0~~.4                A duly executed deed of vote which was received at the registered office of the Company at least two (2) Business Days prior to the date of the General Meeting, shall constitute the participation and voting of the Shareholder who has delivered it, for each and every purpose, including for the purpose of determining the lawful quorum at a General Meeting. A deed of vote received by the Company, in accordance with this Article, with respect to a certain issue which was not voted on at the General Meeting, shall be viewed as an “abstaining” vote with respect to the resolution to adjourn the General Meeting and, at any ~~a~~Adjourned General Meeting, shall be counted and voted in accordance with the manner set forth therein.

42~~1~~.                       The Disqualification of Deeds of Vote and Deeds of Authorization

Subject to the provisions of applicable Law, the corporate secretary of the Company may, in his discretion, disqualify deeds of vote and deeds of authorization and so notify the Shareholder who submitted a deed of vote or deeds of authorization in the following cases:

42~~1~~.1.             If there is a reasonable suspicion that they are forged or falsified;

42~~1~~.2.             If they are not duly executed or completed;

42~~1~~.3.             If there is a reasonable suspicion that they are given with respect to ~~s~~Shares for which one or more deeds of vote or deeds of authorization have been given and not withdrawn;

42~~1~~.4.             If more than one choice is marked for the same resolution; or

42~~1~~.5.             With respect to resolutions which require that the majority for their adoption include a certain percentage of those not having a personal interest in the approval of the resolution, where it was not marked, or otherwise notified to the Company, whether or not the relevant Shareholder has a personal interest.

43~~2~~.                       Recommendations

43~~2~~.1                The Board, and any other person upon whose lawful demand an Extraordinary General Meeting is convened by the Board, may send to the Shareholders a recommendation in order to persuade them with respect to any matter appearing ~~specified in Article 40.1 above, which is~~ on the agenda of such General Meeting. The recommendation shall be delivered at the expense of the Company, together with the deed of vote, if so required by Law. ~~In the event that a General Meeting is convened with respect to any of the matters specified in Article 40.1 above,~~ Any Shareholder may submit to the Company, no later than fourteen (14) days prior to the date of the General Meeting, a request that a recommendation be delivered on his behalf to the other Shareholders, together with the form of such recommendation. Unless ~~it is~~ otherwise provided by Law, such recommendation shall be delivered by the Company at the expense of such Shareholder.

43~~2~~.2                The Board may send to the Shareholders a recommendation in response to a recommendation delivered in accordance with the provisions of this Article, or in response to any other submission to the Shareholders. Such recommendation shall be delivered at the expense of the Company.

BOARD OF DIRECTORS

44~~3~~.                       The Authority of the Board

44~~3~~.1                The authority of the Board is as specified in the Companies Law and in the provisions of these Articles.

44~~3~~.2                The Board may exercise any authority of the Company, which is not, by the Companies Law or by these Articles, required to be exercised by another organ of the Company.

44~~3~~.3                Without derogating from the generality of Articles 44~~3~~.1 and 44~~3~~.2 above and the provisions of Article 45.6 below, the Board’s authority shall include but not be limited to the following:

44~~3~~.3.1     The Board may, from time to time, in its discretion, cause the Company to borrow or secure the payment of any sum or sums of money for the purposes of the Company, and may secure or provide for the repayment of such sum or sums in such manner, at such times and upon such terms and conditions in all respects as it deems appropriate, including, without limitation, by the issuance of bonds, perpetual or redeemable debentures or other securities, or any mortgages, charges, or other liens on the undertaking or the whole or any part of the property of the Company, both present and future, including its uncalled or called but unpaid capital.

44~~3~~.3.2     The Board may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board, in its sole discretion, shall deem appropriate, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments, and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or re-designate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board may from time to time deem appropriate.

44~~3~~.3.3     Subject to the provisions of any Law, the Board may, from time to time, authorize any person to be the representative of the Company with respect to those objectives and subject to those conditions and for that time period, as the Board deems appropriate, and may also grant any such representative the authority to delegate any or all of the authorities, powers and discretion given to him by the Board.

45~~4~~.                       Board Meetings

45~~4~~.1                Convening Meetings of the Board

45~~4~~.1.1     The Chairman of the Board may convene a meeting of the Board at any time; provided that a meeting of the Board shall be convened at least once in every three (3) month period.~~s.~~

45~~4~~.1.2     The Chairman of the Board shall convene a meeting of the Board at any time or when ~~in any event that such meeting is required by~~ the provisions of the Companies Law require that such a meeting be convened.

45~~4~~.2                Notice of a Meeting of the Board

45~~4~~.2.1     Any notice with respect to a meeting of the Board may be given orally or in writing, so long as the notice is given at least five ~~seven~~ (~~7~~5) days prior to the date fixed for the meeting, unless all Directors or their Alternate Directors (as defined in Article 47~~6~~.1.1) or their representatives agree on a shorter time period. Such notice shall be delivered personally, by mail, or transmitted via facsimile or e-mail or through another means of communication, to the address, facsimile number or to the e-mail address or to an address where messages can be delivered through other means of communication, as the case may be, as the Director informed the Company in advance.

45~~4~~.2.2     A notice with respect to a meeting of the Board shall include the venue, date and time of the meeting of the Board, the issues on its agenda and any other material that the Chairman of the Board requests to be included in the notice with respect to the meeting.

45~~4~~.3.             The Agenda of Board Meetings

The agenda of any meeting of the Board shall be as determined by the Chairman of the Board, and shall include the following matters:

45~~4~~.3.1     Matters for which the meeting is required to be convened in accordance with the Companies Law;

45~~4~~.3.2     Any matter requested by a Director or by the Company’s General Manager to be included in the meeting within a reasonable time (taking into account the nature of the matter) prior to the date of the meeting;

45~~4~~.3.3     Any other matter determined by the Chairman of the Board.

45~~4~~.4.             Quorum

Unless otherwise unanimously decided by the Board, a quorum at a meeting of the Board shall be constituted by the presence of a majority of the Directors then in office who are lawfully entitled to participate in the meeting (as conclusively determined by the Chairman of the Board), but shall not be less than two Directors. Notwithstanding the foregoing, any quorum for a meeting of the Board must include at least two (2) of the Preferred Directors, unless applicable Law prohibits such Preferred Directors from participating at the meeting(s).

45~~4~~.5.             Conducting a Meeting Through Means of Communication

The Board may conduct a meeting of the Board through the use of any means of communication, provided all of the participating Directors can hear each other simultaneously. A resolution approved by use of means of communications as aforesaid, shall be deemed to be a resolution lawfully adopted at a meeting of the Board.

45~~4~~.6.             Voting in the Board

45.6.1            ~~Unless otherwise provided by these Articles~~Subject to the below provisions of this Article 45.6, issues presented at meetings of the Board shall be decided upon by a majority of the votes of Directors present (or participating, in the case of a vote through a permitted means of communications) and lawfully entitled to vote thereon (as conclusively determined by the Chairman of the Board). Each Director, including the Chairman, shall have a single vote.

45.6.2            During the nine (9) month period following the First Closing, the Company shall not, without the approval of the Board, which approval shall include the affirmative vote of the majority of the Preferred Directors, do any of the following:

45.6.2.1            Make any loan or advance to, or own any shares or other securities of any, subsidiary or other corporation, partnership, or other entity, unless it is wholly owned by the Company;

45.6.2.2            Make any loan or advance to any person, including any employee or director, except advances and similar expenditures in the ordinary course of business or under the terms of an employee share or option plan approved in accordance with Article 45.6.2.7 below;

45.6.2.3            Guarantee, any indebtedness except for trade accounts of the Company arising in the ordinary course of business;

45.6.2.4            Make any investment other than investments in prime commercial paper, money market funds, certificates of deposit in any registered US or Israeli bank or obligations issued or guaranteed by the United State of America or the State of Israel, in each case having a maturity not in excess of two (2) years;

45.6.2.5            Incur any aggregate indebtedness in excess of US$100,000;

45.6.2.6            Enter into or be a party to any transaction with any Director, officer or employee of the Company or any ‘associate’ (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934) of any such person, except for transactions in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Board;

45.6.2.7            Hire, fire, or change the compensation of the executive officers, including approving any option plans;

45.6.2.8            Change the principal business of the Company, enter new lines of business, or exit the current line of business; or

45.6.2.9            Sell, transfer, license, pledge or encumber technology or intellectual property, other than licenses granted in the ordinary course of business.

45~~4~~.7.             Adoption of Resolutions Without Convening

The Board may adopt resolutions without actually convening with the written consent (given by letter, facsimile, e-mail or otherwise) or oral consent (provided that such consent has been confirmed in writing by the Chairman of the Board) of all the Directors then in office and lawfully entitled (as conclusively determined by the Chairman of the Board) to participate and to vote thereon. Matters presented in accordance with this Article 45~~4~~.7 shall be decided ~~upon by a majority of the votes of such Directors~~in accordance with the provisions of Article 45.6 above. Resolutions adopted pursuant to this Article 45~~4~~.7 shall be deemed to have been duly adopted by a meeting of the Board duly convened and held. Minutes of such resolutions shall be approved and signed by the Chairman of the Board.

45~~4~~.8.             Written Resolution

A resolution in writing signed by all Directors then in office and lawfully entitled to vote thereon (as conclusively determined by the Chairman of the Board) or to which all such Directors have given their consent (by letter, facsimile, e-mail or otherwise), or their oral consent by telephone (provided that a written summary thereof has been approved and signed by the Chairman of the Board), shall be deemed to have been unanimously adopted by a meeting of the Board duly convened and held.

46~~5~~.                       The Appointment of Directors

46~~5~~.1.             The Number of Directors

The Board shall consist of such number of Directors, not less than five (5) nor more than ~~eleven~~nine (~~11~~9).

46~~5~~.2.             Directors Generally

46~~5~~.2.1     Subject to the provisions of the Companies Law, a Director may hold another position in the Company.

46~~5~~.2.2     A company or other corporate entity may serve as a Director in the Company, subject to the provisions of Articles 47~~6~~.2 and 47~~6~~.3 below.

46~~5~~.2.3     The Board shall include external Directors as may be required to comply with the requirements of Companies Law, and independent Directors (any of whom may serve as an external Director as referred to above) as may be required to comply with the requirements of the Nasdaq Stock Market or any other securities exchange on which the securities of the Company are then quoted or listed.

46~~5~~.3.             The Election of Directors and their Terms of Office

46~~5~~.3.1.  The Directors shall be elected at each Annual General Meeting by a resolution adopted by an Ordinary Majority; provided, however, that external Directors shall be elected in accordance with the Companies Law and/or any securities exchange rule applicable to the Company. The Directors shall commence the terms of their office from the close of the Annual General Meeting at which they are elected, unless a later date is stated in the resolution with respect to their appointment, and, subject to the provisions of the Companies Law with respect to external Directors, shall serve in office until the close of the next Annual General Meeting, unless their office is vacated earlier in accordance with the provisions of applicable Law or these Articles.

46~~5~~.3.2.  Subject to the provisions of the Companies Law with respect to external Directors, at ~~in~~ each Annual Meeting, the Directors that were elected in the previous Annual General Meeting, and thereafter, in any Extraordinary General Meeting, or otherwise previously appointed to the Board, shall be deemed to have resigned from their office. A resigning Director may be reelected.

46~~5~~.3.3.  The General Meeting, by a resolution adopted by an Ordinary Majority, or the Board, upon approval of the majority of the Directors of the Company, may elect any person as a Director, to fill an office which became vacant, and also in any event in which the number of members of the Board is less than the maximum set in Article 46~~5~~.1 above. Any Director elected in such manner shall serve in office until the next Annual Meeting. Notwithstanding the foregoing, if a Director is appointed by Board in accordance with the provisions of this Article 46.3.3, and the vacant office was originally occupied by a Preferred Director, then the new Director shall be elected by a resolution adopted by the remaining Preferred Directors.

~~45.4.                    The Initial Structure of the Board~~

~~Until otherwise resolved by a resolution of the shareholders of the Company or by the Board, in accordance with Article 45.3 hereof, the members of the Board shall be: (i) Ilan Kinreich, (ii) William J. Geary, (iii) Shai Beilis, (iv) Yehuda Zisapel, (v) Robert Steinkrauss, and (vi) Christopher M. Stone.~~

47~~6~~.                       Alternate Directors and Representative of a Director that is a Company

47~~6~~.1                Alternate Directors

47~~6~~.1.1.  Subject to the provisions of the Companies Law, any Director may, by written notice to the Company, appoint any person to serve as a substitute director ~~an alternate for himself~~ (~~in these Articles,~~an “Alternate Director”), provided that the Alternate Director is qualified pursuant to applicable Law to be appointed as a Director, and may further dismiss such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason whatsoever, for a certain meeting or a certain period of time to be specified in the notice of appointment. Any notice given to the Company pursuant to this Article shall be in writing, delivered to the Company and signed by the appointing or dismissing Director, and shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

47.1.2            An Alternate Director shall have, subject to the provisions of the instrument by which he was appointed, all the powers and authorities that the Director for whom he is serving as director has, provided however, that he shall have no standing at any meeting of the Board of any committee thereof while the Director who appointed him is present.

47.1.3            The provisions of these Articles with respect to the appointment of Directors shall apply with respect to the appointment of an Alternate Director.

47.1.4            The office of an Alternate Director shall be automatically vacated if his appointment is terminated by the Director who appointed him in accordance with these Articles, or if the office of the Director for whom he serves as an Alternate Director shall be vacated or terminated for any reason.

47.1.5            The Alternate Director has the right to receive notices of any meetings of the Board and may participate or vote at such meetings only of the Director appointing said Alternate Director is absent from said meeting.

47.1.6            An Alternate Director can act as such for and on behalf of several serving Directors and/or for and on behalf of serving Alternate Directors. Notwithstanding anything to the contrary, an Alternate Director may serve on a Committee (as defined in Article 52.1 below), provided however, that he is not at the same time serving as a member of such Committee.

~~46.1.2.         Anyone who is not qualified to be appointed as a Director and/or anyone serving as a Director or as an existing Alternate Director may not be appointed and may not serve as an Alternate Director.~~

47~~6~~.2                Representative of a Director that is a Company

A Director that is a company or other corporate entity shall appoint an individual, qualified to be appointed as a Director in the Company, in order to serve on its behalf, either for a certain meeting or for a certain period of time or generally and such company or other entity may also dismiss that individual and appoint another in his stead (~~hereinafter:~~a “Director’s Representative”). Any notice given to the Company pursuant to this Article shall be in writing, delivered to the Company and signed by the appointing or dismissing body, and shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

47~~6~~.3.             Provisions with Respect to ~~Alternate Directors and~~ Director’s Representatives

47~~6~~.3.1.  ~~An Alternate Director and~~ A Director’s Representative shall have all the authority of the Director who appointed him, provided, however, that he may not in turn appoint an alternate or a representative for himself (unless the instrument appointing him otherwise expressly provides).~~, and provided further that an Alternate Director and a Director’s Representative shall have no standing at any meeting of the Board or any committee thereof while the Director who appointed him is present.~~

47~~6~~.3.2.  The office of ~~an Alternate Director or~~ a Director’s Representative shall be vacated if his appointment is terminated by the Director who appointed him in accordance with these Articles, or if the office of the Director for whom he serves as a Director’s Representative shall be vacated or terminated for any reason. ~~under the circumstances, mutatis mutandis, set forth in Article 47, and such office shall ipso facto be vacated if the Director who appointed such Alternate Director or Director’s Representative ceases to be a Director.~~

48~~7~~.                       Termination of the Term of a Director

Subject to the provisions of the Companies Law with respect to external Directors, the term of a Director shall automatically terminate and expire in any of the following cases without need for any further action by the Company and/or the General Meeting:

48~~7~~.1                If the Director resigned from ~~his~~ office by way of a signed letter, filed with the corporate secretary at the Company’s office;

48~~7~~.2                If the Director is declared bankrupt;

48~~7~~.3                If the Director is declared by an appropriate court to be incapacitated and/or mentally incompetent;

48~~7~~.4                Upon the ~~his~~ death of the Director, and, in the event the Director is ~~of~~ a company or other corporate entity, upon the adoption of a resolution for its voluntary liquidation or the issuance of a liquidation order against it;

48~~7~~.5                If the Director is removed from his office by way of a resolution adopted by the General Meeting by an Ordinary Majority, or, in the event of a Preferred Director, if he is removed from his office by way of a resolution adopted by the Preferred Majority;

48~~7~~.6                If he is convicted of a crime requiring his termination pursuant the Companies Law; or

48~~7~~.7                If his term of office is terminated by the Board in accordance with the provisions of the Companies Law.

49~~8~~.                       Continuing Directors in the Event of Vacancies

In the event of one or more vacancies in the Board, the continuing Directors may continue to act in every matter; provided, however, that if the number of continuing Directors is less than the minimum number provided for pursuant to Article 46~~5~~.1 hereof, then the Board must act in order to fill ~~and unless the~~any vacancy or vacancies ~~is filled by the Board~~in accordance with the provisions of ~~pursuant to~~Article 46~~5~~.3.3.~~, they may only act for the convening of a General Meeting for the purpose of electing Director(s) to fill any or all vacancies.~~

50~~49~~.                Compensation of Directors

50~~49~~.1.      Directors who do not hold other positions in the Company and who are not external Directors shall not receive any compensation from the Company, unless such compensation and its amount are approved by the General Meeting, subject to applicable Law.

50~~49~~.2.      The compensation of the Directors may be fixed, as an all-inclusive payment or as payment for participation in meetings or as any combination thereof.

50~~49~~.3.      The Company may reimburse expenses incurred by a Director in connection with the performance of his duties as a Director, to the extent provided in a resolution of the Board.

51~~0~~.                       Personal Interest of a Director

Subject to compliance with the provisions of the Companies Law and these Articles, the Company may enter into any contract or otherwise transact any business with any Director and may enter into any contract or otherwise transact any business with any third party in which contract or business a Director has a personal interest, directly or indirectly.

52~~1~~.                       Committees of the Board of Directors

52~~1~~.1.             Subject to the provisions of the Companies Law, the Board may delegate its authorities or any part of them to committees, as it deems appropriate, and it may from time to time cancel the delegation of any such authority. Any such committee, while utilizing an authority as stated, is obligated to fulfill all of the instructions given to it from time to time by the Board. The Board may adopt a charter, or guidelines, for any such committee and amend the same from time to time. In these Articles, any such committee of the Board shall be referred to as a “Committee”. The Board may also establish advisory committees for a particular or general purpose, whose function will be to advise the Board and make recommendations on the subject matter for which it was established to advise the Board on (an “Advisory Committee”). The Board may appoint any person to the Advisory Committee, whether such person is a Director or not. The decisions of the Advisory Committee shall not be binding on the Board and any Advisory Committee so established shall have a non-binding advisory capacity only.

52~~1~~.2.             Subject to the provisions of the Companies Law, the rules of the Nasdaq National Market or any other exchange on which the Company’s securities are or may become quoted or listed, each ~~c~~Committee ~~of the Board~~ shall consist of at least two (2) Directors, of which at least one shall be an external Director; provided that the audit ~~c~~Committee shall consist of at least three (3) Directors, and all of the external Directors of the Company shall be members of such audit Committee.~~it.~~

52~~1~~.3.             The provisions of these Articles with respect to meetings of the Board shall apply, mutatis mutandis, to the meetings and discussions of each ~~c~~Committee ~~of the Board~~, provided that no other terms are set by the Board in this matter, and provided that the lawful quorum for the meetings of the ~~c~~Committee, as stated, shall be at least a majority of the members of the ~~c~~Committee, unless otherwise required by Law.

52~~1~~.4.             The Board of Directors may delegate the authority to determine compensation of Office Holders (“Nosei Misra”) or other employees of the Company, with the exception of compensation of Directors, to a ~~c~~Committee ~~of the Board~~; provided that the ~~c~~Committee may only authorize compensation if the grant of such compensation is not an extraordinary transaction (“Iska Hariga”), as such term is defined in ~~Section 1 of~~ the Companies Law.

52.5                       Notwithstanding anything to the contrary herein, and provided that such appointment is not prohibited by applicable Law and/or the rules of the Nasdaq National Market or any other exchange on which the Company’s securities are or may become quoted or listed, to each Committee and Advisory Committee, the Board shall appoint at least one (1) Preferred Director.

53~~2~~.                       Chairman of the Board

53~~2~~.1.              Appointment

53~~2~~.1.1.  The Board shall choose one of its members to serve as the Chairman of the Board. Unless otherwise provided in the appointing resolution, the Chairman of the Board shall be appointed at each first meeting of the Board held after the General Meeting in which Directors were appointed to the Company.

53~~2~~.1.2.  In the event that the Chairman of the Board ceases to serve as a Director in the Company, the Board, in its first meeting held thereafter, shall appoint one of its members to serve as a new Chairman who will serve in his position for the term set in the appointment resolution, and if no period is set, until the appointment of a new Chairman, as provided in this Article.

53~~2~~.1.3.  In the event that the Chairman of the Board is absent from a meeting of the Board within fifteen (15) minutes of the time fixed for the meeting, or if he is unwilling to preside at the meeting, the Board shall appoint one of the Directors present to preside at the meeting.

53~~2~~.1.4.  The Board may, by a majority vote, remove at any time the current Chairman and elect a new Chairman in accordance with Article 53~~2~~.1.1.

53~~2~~.2.             Authority

53~~2~~.2.1.  The Chairman of the Board shall preside over meetings of the Board and shall sign the minutes of the meetings.

53~~2~~.2.2.  In the event of deadlock vote, the Chairman of the Board shall not have an additional or casting vote and the resolution as to which there is a deadlock vote shall be deemed not to have passed.

53~~2~~.2.3.  The Chairman of the Board is entitled, at all times, at his initiative or pursuant to a resolution of the Board, to require reports from the General Manager in matters pertaining to the business affairs of the Company.

53~~2~~.2.4.  The Chairman of the Board shall not serve as the General Manager of the Company, unless he is appointed to such position in accordance with the provisions of the Companies Law.

53~~2~~.2.5.  The Chairman of the Board shall not serve as a member of the audit Committee.

54~~3~~.                       Validity of Acts Despite Defects

Subject to the provisions of the Companies Law, all acts performed ~~done bona fide~~ at any meeting of the Board, or of a ~~c~~Committee, in a bona fide manner, ~~of the Board,~~ or by any person(s) acting as Director(s), shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants of ~~in~~ any such meeting or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there was no such defect or disqualification.

MINUTES

55~~4~~.                       Minutes

55~~4~~.1.             Minutes of each General Meeting and of each meeting of the Board and Committee shall be recorded and duly entered in the Company’s books provided for that purpose.  Such minutes shall set forth all resolutions adopted at each such ~~the~~ meeting and, with respect to minutes of Board and Committee meetings, the names of the persons present at such ~~the~~ meetings.

55~~4~~.2.             Any minutes as aforesaid, if purporting to be signed by the Chairman of the meeting or by the Chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

OFFICERS; AUDITOR

56~~5~~. The General Manager

56~~5~~.1.             Subject to the restrictive provisions set forth in Article 45.6.2.7 above, ~~T~~the Board shall appoint a General Manager, and may appoint more than one General Manager. Subject to Article 53~~2~~.2.4, the General Manager may be a Director. Such appointment(s) as General Manager may be either for a fixed term or without any limitation of time, and the Board may from time to time (subject to the provisions of the Companies Law and of any contract between any such person and the Company) fix his or their salaries and emoluments, remove or dismiss him or them from office and appoint another or others in his or their place or places.  The General Manager may receive the title of “Chief Executive Officer,” “President” or such other title as the Board ~~of directors~~ may determine.

56~~5~~.2.             The Authority of the General Manager

56~~5~~.2.1.  The General Manager is responsible for the day-to-day management of the affairs of the Company within the framework of the policies set by the Board and subject to its instructions.

56~~5~~.2.2.  The General Manager shall have all managerial and operational authorities, which were not conferred by Law or pursuant to these Articles to any other organ of the Company, and he shall be under the supervision of the Board.

56~~5~~.2.3.  In the event the Board appoints more than one General Manager, the Board may determine the respective positions and functions of the General Managers and allocate their authorities as the Board may deem appropriate.

56~~5~~.2.4.  The Board may assume the authority granted to the General Manager, either with respect to a certain issue or for a certain period of time.

56~~5~~.2.5.  In the event that the General Manager is unable to exercise his authority, the Board may exercise such authority in his stead, or authorize another to exercise such authority.

56~~5~~.2.6.  The General Manager, with the approval of the Board, may delegate to his subordinates any of his authorities~~y~~.

57~~6~~.                       Internal Controller

57~~6~~.1.             The Board shall appoint an internal controller to the Company in accordance with the proposal of the audit ~~c~~Committee and with the provisions of the Companies Law.  The internal controller shall report to the Chairman of the Board, the General Manager and the Chairman of the audit ~~c~~Committee, all to the extent required by Law.

57~~6~~.2.             The internal controller shall file with the Board a proposal for an annual or other periodic work plan, which shall be approved by the Board, subject to any changes it deems appropriate.

58~~7~~.                       Other Officers of the Company

Subject to the restrictive provisions set forth in Article 45.6.2.7 above, ~~T~~the Board may appoint, in addition to the General Manager and the internal controller, other officers, define their positions and authorities, and set their compensation and terms of employment. The Board may authorize the General Manager to exercise any or all of its authorities stated in this Article.

59~~8~~.                       The Auditor

59~~8~~.1.             The Shareholders at the Annual General Meeting shall appoint an auditor for a period ending at ~~until~~the close of the following Annual General Meeting or for a period not to extend beyond the close of the third Annual General Meeting following the Annual General Meeting at ~~in~~ which he was appointed. Subject to the provisions of the Companies Law, the General Meeting is entitled at any time to terminate the service of the auditor.

59~~8~~.2.             The Board shall fix the compensation of the auditor of the Company for his auditing activities, and shall also fix the compensation of the auditor for additional services, if any, which are not auditing activities, and, in each case, shall report thereon to the Annual Meeting.

DISTRIBUTIONS

60~~59~~.                General

Subject to the restrictive provisions set forth in Article 35 above, ~~T~~the Company may effect a distribution to its Shareholders to the extent permitted by the Companies Law. Except as permitted by the Companies Law or Companies Regulations, distributions shall not be made except out of ~~from~~ the profits of the Company legally available for such distributions.~~therefor.~~

61~~0~~.                       Dividend and Bonus Shares

Subject to the restrictive provision set forth in Article 35 above:

61~~0~~.1.             Right to Dividend or Bonus Shares

61~~0~~.1.1.  A Shareholder shall be entitled to receive dividends or bonus shares, upon the resolution of the Board ~~of directors~~, provided in each case the distribution is permitted in accordance with the provisions of the Companies Law and consistent with the rights attached to the shares held by such Shareholder.

61~~0~~.1.2.  The Shareholders entitled to receive dividends or bonus shares shall be those who are registered in the ~~Shareholder~~ Register on the date of the resolution approving the distribution or allotment, or on such later date, as may be determined in such resolution.

~~60.2.                    [Reserved]~~

61~~0~~.2~~3~~.      Specific Dividend

Subject to the restrictive provisions contained in Article 35 above, ~~U~~upon the recommendation of the Board approved by a resolution of the General Meeting adopted by an Ordinary Majority, a dividend may be paid, in whole or in part, by the distribution of specific assets of the Company or by distribution of paid up ~~s~~Shares, debentures or other securities of the Company or of any other companies, or in any combination thereof.

61~~0~~.3~~4~~.      Deductions from Dividends

The Board may deduct from any distribution or other moneys payable to any Shareholder in respect of a ~~s~~Share any and all sums of money then payable by him to the Company on account of calls or otherwise in respect of shares of the Company and/or on account of any other debt permitted to be setoff in accordance with applicable law.

61~~0~~.4~~5~~.      Retention of Dividends

61~~0~~.4~~5~~.1.                                          The Board may retain any dividend, bonus shares or other moneys payable or property distributable in respect of a ~~s~~Share on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities, or engagements in respect of which the lien exists.

61~~0~~.4~~5~~.2.                                          The Board may retain any dividend, bonus shares or other moneys payable or property distributable in respect of a ~~s~~Share in respect of which any person is, under Article 19~~20~~.4, entitled to become a Shareholder, or which any person is, under said Articles, entitled to transfer, until such person shall become a Shareholder in respect of such ~~s~~Share or shall transfer the same.

61~~0~~.5~~6~~.      Mechanics of Payment

Any dividend or other moneys payable in cash in respect of a ~~s~~Share may be paid by check sent by registered mail to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such ~~s~~Share or are entitled jointly thereto as a result of the death or bankruptcy of the holder or otherwise, to any one of such persons or to his bank account), or to such person and at such address as the person entitled thereto may direct in writing. Every such check shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check by the banker upon whom it is drawn shall be a good discharge to the Company.  Every such check shall be sent at the risk of the person entitled to the money represented thereby.

61~~0~~.6~~7~~.      An Unclaimed Dividend

All unclaimed dividends or other moneys payable in respect of a ~~s~~Share may be invested or otherwise made use of by the Board for the benefit of the Company until claimed.  The payment by the Board of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof, and any dividend unclaimed after a period of seven (7) years from the date of declaration of such dividend, and any such other moneys unclaimed after a like period from the date the same were payable, shall be forfeited and shall revert to the Company; provided, however, that the Board may, at its discretion, cause the Company to pay any such dividend or such other moneys, or any part thereof, to a person who would have been entitled thereto had the same not reverted to the Company.

61~~0~~.7~~8~~.      Receipt from a Joint Holder

If two (2) or more persons are registered as joint holders of any share, or are entitled jointly thereto as a result of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend, bonus ~~s~~Shares or other moneys payable or property distributable in respect of such ~~s~~Share.

61~~0~~.8~~9~~.      Manner of Capitalization of Profits and the Distribution of Bonus Shares

Subject to the restrictive provisions contained in Article 35 below, ~~U~~upon the recommendation of the Board approved by a resolution of the General Meeting adopted by an Ordinary Majority, the Company may cause any moneys, investments, or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund, or to the credit of a reserve fund for the redemption of capital, or in the hands of the Company and available for distribution, or representing premiums received on the issuance of ~~s~~Shares and standing to the credit of the ~~s~~Share premium account, to be capitalized and distributed as capital among such of the Shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, or may cause any part of such capitalized fund to be applied on behalf of such Shareholders in paying up in full, either at par or at such premium as the resolution may provide, any un-issued ~~s~~Shares or debentures or other securities of the Company which shall be distributed accordingly, in payment, in full or in part, of the uncalled liability on any issued ~~s~~Shares or debentures or other securities, and may cause such distribution or payment to be accepted by such Shareholders in full satisfaction of their interest in such capitalized sum.

61~~0~~.9~~10~~.The Board may settle, as it deems fit, any difficulty arising with regard to the distribution of bonus ~~s~~Shares, distributions referred to in this Article~~s~~ 61~~0.3 and 60.9 hereof~~ or otherwise, and in particular, to issue certificates for fractions of sShares and sell such fractions of ~~s~~Shares in order to pay their consideration to those entitled thereto, to set the value for the distribution of certain assets and to determine that cash payments shall be paid to the Shareholders on the basis of such value, or that fractions whose value is less than NIS 0.01 shall not be taken into account. The Board may pay cash or convey these certain assets to a trustee in favor of those people who are entitled to a dividend or to a capitalized fund, as the Board shall deem appropriate.

61~~0~~.10~~1~~.The provisions of this chapter shall also apply to the distribution of Shares.~~Securities.~~

62~~1~~.                       Acquisition of Shares

62~~1~~.1.             Subject to the restrictive provisions contained in Article 35 above and the fulfillment of the conditions of a permitted distribution under the Companies Law, ~~T~~the Company is entitled to acquire or to finance an acquisition, directly or indirectly, of ~~s~~Shares of the Company ~~or securities convertible or exercisable into shares of the Company~~, including incurring an obligation to take any of these actions.~~, subject to the fulfillment of the conditions of a permitted distribution under the Companies Law.~~ In the event that the Company so acquired any of its ~~s~~Shares, any such ~~s~~Share shall become a dormant ~~s~~Share, and shall not confer any rights, so long as it held by the Company.

62~~1~~.2.             Subject to the restrictive provisions contained in Article 35 above and the provisions of the Companies Law, ~~A~~a ~~s~~Subsidiary of the Company ~~or another company controlled by the Company is~~ may ~~entitled to~~ acquire or finance an acquisition, directly or indirectly, of ~~s~~Shares of the Company ~~or securities convertible or exercisable into shares of the Company~~, or incur an obligation with respect thereto, to the same extent that the Company may make a distribution. ~~subject to the terms of, and in accordance with the Companies Law.~~ In the event a ~~s~~Subsidiary ~~or such controlled~~ of the ~~c~~Company so acquired any of the Company’s ~~s~~Shares, any such ~~s~~Share shall not confer any voting rights, so long as it is held by such ~~s~~Subsidiary.~~or controlled company.~~

INSURANCE, INDEMNIFICATION AND RELEASE OF OFFICE HOLDERS

~~62.                              Definition~~

~~For purposes of Articles 63, 64 and 65 below, the term “Office Holder” shall have the meaning ascribed to such term in the Companies Law.~~

63.                              Insurance of Office Holders

63.1.                    The Company shall not insure against the liability of its Office Holders save in accordance with the following provisions of this Article 63.1. ~~may, to the extent permitted by the Companies Law including the receipt of all approvals as required therein or under applicable law, enter into a contract for the insurance of the liability of an Office Holder of the Company, in respect of a liability imposed on him as a result of an act done by him in his capacity as an Office Holder of the Company, in any of the following:~~

63.1.1.         The Company may enter into a contract to insure against the liabilities of its Office Holders for an obligation imposed on an Office Holder in consequence of an act done by the Office Holder in his capacity as an Office Holder of the Company, in any of the following cases:

(a)                               A breach of his duty of care to the Company or to another person;

~~63.1.2.~~         (b)          A breach of his fiduciary duty ~~of loyalty~~ to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that such act would not harm the Company; and

~~63.1.3.~~         (c)          A financial liability imposed on him in favor of another person.

63.1.2            The Company shall not enter into a contract to insure against the liability of its Office Holders for any of the following:

(a)                               A breach of the fiduciary duty vis-à-vis the Company, unless the Office Holder acted in good faith and had reasonable grounds to presume that the act would not harm the Company;

(b)                              An intentional or reckless breach of the duty of care, other than a negligent breach of the duty of care;

(c)                               An intentional act the purpose of which is deriving a personal profit; and

(d)                              A fine imposed on him.

64.                              Indemnification of Office Holders

64.1.                   The Company shall not indemnify its Office Holders save in accordance with the following provisions of this Article 64. ~~may, to the extent permitted by the Companies Law including the receipt of all approvals as required therein or under applicable law, indemnify an Office Holder of the Company for liability or expense he incurs as a result of an act done by him in his capacity as an Office Holder of the Company, as follows:~~

64.2                      Subject to the provisions of the Companies Law, including the receipt of all approvals as required therein or under any other applicable Law, the Company may indemnify any of its Office Holders to the fullest extent permitted by the Companies Law as follows:

64.2.1             The Company may indemnify any of its Office Holders, whether prospectively or retroactively, with respect to liabilities or expenses as listed below:

(a)                               A monetary obligation imposed on the Office Holder in favor of another person pursuant to a judgment, including a judgment given in settlement or a court-approved arbitration award, provided that, in connection with a prospective indemnification: (i) the Board resolves in advance those categories of events which in its opinion can be foreseen at the time the undertaking to indemnify is given in light of the Company’s then current activities, listing such categories of events in its resolution; and (ii) the Board sets either a reasonable limit to the amounts for such indemnification under the circumstances or a reasonable criteria to determine such amounts;

(b)                              Reasonable litigation expenses, including attorney’s legal fees, actually expended by the Office Holder in consequence of an investigation or proceeding instituted against the Office Holder by an authority that is authorized to conduct such investigation or proceeding, and that resulted without filing an indictment against the Office Holder and without imposing on the Office Holder a financial obligation in lieu of a criminal proceeding, or that resulted without filing an indictment against the Office Holder but with imposing on such Office Holder a financial obligation in lieu of criminal proceedings in respect of an offense that does not require the proof of criminal intent;

For the purposes hereof: (i) a proceeding that ended without an indictment in a matter in respect of which an investigation was conducted, means – closing the case pursuant to Section 62 of the Criminal Procedure Act [Combined Version] 5742-1982 (the “Criminal Procedure Act”) or a stay of proceedings by the Attorney General pursuant to Section 231 of the Criminal Procedure Act; and (ii) “Financial obligation in lieu of a criminal proceeding”, means – a financial obligation imposed by law as an alternative to a criminal proceeding, including an administrative fine pursuant to the Administrative Penal Act 5746-1985, a fine with respect to an offense which was defined as a “finable offense” under the Criminal Procedure Act, a fine or a monetary sanction.

(c)                               Reasonable litigation costs, including attorney’s legal fees incurred by the Office Holder or which the Office Holder is ordered to pay by a court, in a proceeding filed against the Office Holder by the Company or on its behalf or by another person, or in a criminal charge of which the Office Holder is acquitted, or in a criminal charge of which the Office Holder is convicted of an offense that does not require proof of criminal intent.

64.3                      The Company may not indemnify its Office Holders for liability for any of the events specified in Article 63.1.2 above.

~~64.1.1.         a financial liability imposed on him in favor of another person by a court judgment, including a settlement judgment or an arbitrator's award approved by a court;~~

~~64.1.2.         reasonable litigation expenses, including attorneys' fees, expended by an Office Holder or charged to him by a court, in a proceeding filed against him by the Company or on its behalf or by another person, or in a criminal charge from which he was acquitted, or in a criminal charge of which he was convicted of a crime which does not require a finding of criminal intent.~~

~~64.2.                   The Company may indemnify an Office Holder of the Company pursuant to this Article 64 retrospectively, and may also undertake in advance to indemnify an Office Holder of the Company, provided the undertaking is limited to events of a kind which the Board believes can be anticipated at the time of such undertaking, and in an amount that the Board determines is reasonable under the circumstances.~~

65.                              ~~Release~~ Exemption of Office Holders

The Company may only exempt an Office Holder from his liability vis-à-vis the Company in accordance with the following:~~, to the extent permitted by the Companies Law, release an Office Holder of the Company, in advance, from his liability, in whole or in part, for damages resulting from the breach of his duty of care to the Company.~~

65.1                      The Company may exempt its Office Holders in advance for all or any of such Office Holders’ liability for damage in consequence of a breach of the duty of care vis-à-vis the Company, other than for a breach of duty of care stemming from a Distribution (as such term is defined in the Companies Law); and

65.2                      The Company may not exempt its Office Holders from liability for any breach of fiduciary duty vis-à-vis the Company, and from liability for any of the events specified in Article 63.1.2(a) through and including 63.1.2(d) above.

66.                              General

The provisions of Articles 63, 64 and 65 above are not intended, and shall not be interpreted, to restrict the Company in any manner in respect of the procurement of insurance and/or in respect of indemnification and/or ~~release~~exemption from liability in connection with any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder, or in connection with any Office Holder to the extent that such insurance and/or indemnification and/or ~~release~~exemption from liability is permitted under the Companies Law.

LIQUIDATION

67.                              Liquidation

~~67.1.                    Subject to the provision of applicable Law, in the event that the Company is liquidated, whether voluntarily or otherwise, the liquidator, with the approval of a General Meeting, may make a distribution in kind to the Shareholders of all or part of the property of the Company, and he may, with the approval of the General Meeting, deposit any part of the property of the Company with trustees in favor of the Shareholders, as the liquidator with the aforementioned approval, deems appropriate.~~

67.~~2~~1.             Subject to applicable Law,~~and to the rights of shares with special rights upon liquidation, the assets of the Company available for distribution among the Shareholders shall be distributed to them in proportion to the amount paid or credited as paid on the par value of their respective holdings of the shares in respect of which such distribution is being made.~~ in a Liquidation Event and/or a Deemed Liquidation, the proceeds of such Liquidation Event and/or Deemed Liquidation shall be paid as follows (unless the Preferred Majority elects otherwise): (i) the holders of Preferred Shares shall be entitled to receive prior to and in preference to the holders of all other Shares in the Company, for each Preferred Share then held, the respective Original Issue Price (adjusted for any Recapitalization Event), plus any declared and unpaid dividends thereon (the “Preference Amount”); and (ii) after the payment in full of the Preference Amount, and to the extent any assets remain legally available for distribution by the Company, the holders of Ordinary Shares shall be entitled to receive for each Ordinary Share held, an amount per share up to the Price Per

Share, adjusted for any Recapitalization Event (the “Ordinary Share Preference Amount”); and (iii) after the payment in full in accordance with (i) and (ii) herein, then the remaining assets legally available for distribution, if any, shall be distributed to the holders of the Preferred Shares (on an as-converted basis) and Ordinary Shares, pro-rata to the number of shares outstanding (on an as converted basis).

67.2                       If the funds or assets available for distribution are less than the amount needed to pay the Preference Amount, the holders of Preferred Shares shall be entitled to receive a pro rata portion of the amount available for distribution, based on the Preference Amount to which each Preferred Shareholder is entitled hereunder. If, after the payment in full of the Preference Amount, the remaining funds or assets available for distribution, if any, are less than the amount needed to pay the Ordinary Share Preference Amount, the holders of Ordinary Shares shall be entitled to receive a pro rata portion of the amount available for distribution, based on the Ordinary Shares Preference Amount to which each Ordinary Shareholder is entitled hereunder.

ACCOUNTS

68.                              Books of Account

The Board shall cause accurate books of account to be kept in accordance with the provisions of the Companies Law and of any other applicable Law. Such books of account shall be kept at the registered office of the Company, or at such other place or places as the Board may deem appropriate, and they shall always be open to inspection by all Directors. ~~No~~ A Shareholder, not being a Director, shall not have ~~any~~ the right to inspect any account or book or other similar document of the Company, except for any rights ~~as~~ expressly conferred by Law or authorized by the Board or by a resolution of the General Meeting adopted by an Ordinary Majority.

69.                              Audit

Without derogating from the requirements of any applicable Law, at least once in every fiscal year the accounts of the Company shall be audited and the accuracy of the profit and loss account and balance sheet certified by one or more duly qualified auditors.

RIGHTS OF SIGNATURE, STAMP AND SEAL

70.                              Rights of Signature and~~,~~ Stamp ~~and Seal~~

70.1.                    The Board shall be entitled to authorize any person or persons (who need not be Directors) to act and sign on behalf of the Company, and the acts and signature of such person(s) on behalf of the Company shall bind the Company insofar as such person(s) acted and signed within the scope of his or their authority.

70.2.                    The Company shall have at least one official stamp.

~~70.3.                    The Board may provide for a seal. If the Board so provides, it shall also provide for the safe custody thereof. Such seal shall not be used except by the authority of the Board and in the presence of the person(s) authorized to sign on behalf of~~ the ~~Company, who shall sign every instrument to which such seal is affixed.~~

NOTICES

71.                              Notices

71.1.                    Any written notice or other document may be served by the Company upon any Shareholder either personally, ~~or~~ by ~~sending it by~~ prepaid registered mail (airmail if sent to a place outside Israel), facsimile transmission or by electronic mail, addressed to such Shareholder at his address as appearing ~~described~~ in the ~~Shareholder~~ Register or such other address as he may have designated in writing for the receipt of notices and other documents. Any written notice or other document may be served by any Shareholder upon the Company by tendering the same in person to the corporate secretary or the General Manager of the Company at the principal office of the Company or by sending it by prepaid registered mail (airmail if posted outside Israel) to the Company at its registered office.

71.2                       Any such notice or other document shall be deemed to have been served two (2) Business Days after it has been posted (seven (7) Business Days if sent internationally), or when actually received by the addressee if sooner than two days or seven days, as the case may be, after it has been posted, or when actually tendered in person, to such Shareholder (or to the corporate secretary or the General Manager), provided, however, that a notice ~~may be~~ sent by facsimile or other electronic means and confirmed by registered mail as aforesaid, ~~and such notice~~ shall be deemed to have been given on the first Business Day (other than Sunday) after such facsimile or other electronic communication has been sent or when actually received by such Shareholder (or by the Company), whichever is earlier. If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served, when received, notwithstanding that it was defectively addressed or failed, in some respect, to comply with the provisions of this Article 71~~.1~~. Unless otherwise provided in these Articles, the provisions of this Article 71~~.1~~ shall also apply to written notices permitted or required to be given by the Company to any Director or by any Director to the Company.

71.2.                    All notices to be given to the Shareholders shall, with respect to any ~~s~~Share held by persons jointly, be given to whichever of such persons is named first in the ~~Shareholder~~ Register, and any notice so given shall be sufficient notice to the holders of such ~~s~~Share.

71.3.                    Any Shareholder whose address does ~~is~~ not ~~described~~appear in the ~~Shareholder~~ Register, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

71.4.                    Any Shareholder and any Director may waive his right to receive notices generally or during a specific time period and he may consent that a General Meeting of the Company or a meeting of the Board, as the case may be, shall be convened and held notwithstanding the fact that he did not receive a notice with respect thereto, or notwithstanding the fact that the notice was not received by him within the required time, in each case subject to the provisions of any Law prohibiting any such waiver or consent.

APPENDIX C

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”) is entered into as of April 4, 2006, by and among Radview Software Ltd., an Israeli corporation, corporate registration number 511627952, with its principal offices in Israel located at 2 Habarzel Street, Tel Aviv 69710, Israel and its principal offices in the U.S.A. located at 7 New England Executive Park, Burlington, MA 01803 (the “Company”) and Fortissimo Capital Fund GP, LP on behalf of the several parallel partnerships for which it serves as the General Partner, whose principal offices are located at 14 Hamelacha Street, Park Afek, Rosh Haayin 48091, Israel (the “Lead Investor”), Shem Basum Ltd., an Israeli company, having its address at 8 Hanna Senesh St., Kfar Saba, Israel (“Beilis”); Mr. Yehuda Zisapel, an individual having his address at 24 Raoul Wallenberg Street, Tel Aviv 69719, Israel (“Zisapel”) and Michael Chill, an individual having his address at 210 West 89th Street Apt. 4-N, New York, NY 10024, U.S.A. (“Chill”). Each of the Lead Investor, Zisapel, Beilis and Chill being referred to individually as an “Investor”, and collectively, as the “Investors”.

WHEREAS

Lead Investor and the Company have entered into a term sheet dated January 12, 2006, with respect to several transactions with the Company including an equity investment, convertible loan and bridge loan (the “Term Sheet”);

WHEREAS

pursuant to the Term Sheet, the Lead Investor shall following the date hereof or has prior to the date hereof, (i) in the framework of this Agreement, invest, together with the Investors, up to US$3,000,000 in the Company, each Investor investing the amounts set forth opposite such Investor’s name on Schedule A attached hereto (the “Equity Investment”); and (ii) in the framework of the convertible loan, lend the Company, together with the Investors, US$250,000 at the First Closing (defined herein), subject to the approval of the Company’s shareholders of the transactions contemplated herein, which loan shall bear interest at the annual rate of 8% and be convertible together, at the election of the lenders, with all interest accrued thereon into Preferred Shares of the Company on the terms and conditions set forth therein, each Investor advancing the amounts set forth opposite such Investor’s name on Schedule A hereto (the “Convertible Loan” and “Convertible Loan Agreement”, respectively); and (iii) in the framework of a Bridge Loan Agreement, the Lead Investor made available to the Company a bridge loan of up to US$500,000, all under the terms and conditions set forth in a certain Bridge Loan Agreement, dated January 26, 2006 (the “Bridge Loan” and “Bridge Loan Agreement”, respectively); and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.                                     INTERPRETATION; DEFINITIONS

1.1.                          The headings of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

1.2.                          In this Agreement, the following capitalized terms shall have the meanings set forth below and all terms defined in the recitals to this Agreement and below are incorporated herein by reference:

1.2.1.   “Board” means the Company’s board of directors.

1.2.2.   “Convertible Securities” means options to purchase and/or rights to subscribe for Ordinary Shares, and/or securities by their terms convertible into and/or exchangeable for Ordinary Shares and/or options or warrants to purchase and/or rights to subscribe for such convertible and/or exchangeable securities of the Company.

1.2.3.   “Director(s)” means a member(s) of the Board.

1.2.4.   “Fully Diluted Basis” means all issued Shares, and all outstanding options, warrants or any other securities issued by the Company, which are convertible or exchangeable into Shares.

1.2.5.   “Management Agreement” means that certain Management Agreement referred to in Section 11 below, in the form attached hereto as Schedule 11.2.

1.2.6.   “Ordinary Shares” means ordinary shares of the Company, nominal value NIS 0.01 per share.

1.2.7.   “Original Issue Price” with respect to a share means, for each Series A Preferred Share, US$0.03; and for each Series B Preferred Share, US$0.04.

1.2.8.   “Preferred Directors” means, those Directors designated for appointment to the Board by the Lead Investor.

1.2.9.   “Preferred Shares” means Series A Preferred Shares and Series B Preferred Shares.

1.2.10.   “Recapitalization Event” means any share split, share subdivision or combination, distribution of a share dividend or recapitalization relating to the Company’s share capital.

1.2.11.   “Registration Rights Agreement” means that certain Registration Rights Agreement referred in Section 10 below, in the form attached hereto as Schedule 10.

1.2.12.   “Series A Preferred Shares” means Preferred A Shares of the Company, nominal value NIS 0.01 each.

1.2.13.   “Series B Preferred Shares” means Preferred B of the Company, nominal value NIS 0.01 each.

1.2.14.   “Subsidiary” means with respect to any entity, the possession directly or indirectly of at least 25% (twenty five percent) of the voting power, the right to appoint at least 50.1% of the members of the board of directors or the right to receive at least 50.1% of the distributed profits of such entity.

2.   FIRST CLOSING—INVESTMENT; ACQUIRED SHARES; GRANT OF WARRANTS

2.1.                          At the First Closing (as defined below), the Company shall issue and the Investors shall acquire 25,000,000 newly issued Series A Preferred Shares (the “Acquired Shares”) in accordance with the terms of this Section 2, free and clear of any lien, encumbrance, debt, or any other third party right whatsoever at a price per share of US$0.03 (the “Price Per Share”) and for an aggregate purchase price of US $750,000 for all the Acquired Shares (the “Purchase Price”). Actual issuances and purchase of the Acquired Shares shall be in accordance with the terms and conditions set forth in the sub-sections below of this Section 2 (including Section 2.5).

2.2.                          Each Investor shall pay its respective portion of the Purchase Price to the Company at the Closing in immediately available funds against issuance to each Investor of its respective portion of the Acquired Shares, all as set forth opposite each Investor’s name appearing in

Schedule A attached hereto. The Acquired Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid, non-assessable, and free of any preemptive rights or any third party rights, and will have the rights, preferences, privileges, and restrictions set forth in the Amended Articles, and will be free and clear of any liens, claims, encumbrances or third party rights whatsoever (collectively, “Encumbrances”).

2.3.                          At the First Closing, the Company shall issue to the Investors 18,750,000 warrants in accordance with the terms of this Section 2 (the “Warrants”) exercisable into 18,750,000 newly issued Series B Preferred Shares (the “Warrant Shares”) for an exercise price of US$0.04 per Warrant Share (the “Exercise Price”). Upon issuance, the Warrant Shares, will be duly authorized, validly issued, fully paid, non-assessable, and free of any preemptive rights, third party rights and Encumbrances. A form of the Warrants to be issued to the Investors is attached hereto as Schedule 5.2.1(c). Actual grants of the Warrants shall be in accordance with the terms and conditions set forth in the sub-sections below of this Section 2.

2.4.                          The Warrants shall be issued to the Investors at the First Closing for no additional payment or consideration. The Warrants may be exercised by the holders thereof in whole or in part, on a cashless basis or against payment of the applicable Exercise Price per Warrant Share, at any time, from time to time, from the First Closing and until the fifth (5th) anniversary thereof (the “Exercise Period”). All unexercised Warrants shall expire immediately after the end of the Exercise Period.

2.5.                          On and subject to the terms and conditions of this Agreement, at the First Closing, the Company shall sell, issue and allot to each Investor, the number of Acquired Shares and Warrants set forth against its name on Schedule A; provided however, that the obligation to issue Acquired Shares and Warrants to Beilis is contingent upon obtaining the required approvals pursuant to Israeli law and that any failure to obtain such approvals and effect such issuance shall not mitigate from the Company’s obligations to the Investors (other than Beilis) or the Investors’ (other than Beilis) obligations under this Agreement.

3.   ADDITIONAL CLOSINGS—INVESTMENT; ADDITIONAL ACQUIRED SHARES; GRANT OF ADDITIONAL WARRANTS

3.1.                          Following the First Closing and until the date, which is eighteen (18) months following the First Closing (the “Investment Period”), each Investor may, at its sole discretion, invest, in one or more investment transactions (each such transaction consisting of at least $250,000), an additional amount of up to US$2,250,000. Each Investor shall be entitled to participate in each such additional investment up to the maximum amounts set forth opposite such Investor’s name on Schedule B hereto; provided however, that the obligation to allow Beilis’ participation is contingent upon obtaining the required approvals pursuant to Israeli law. Each such additional investment shall be effected in a separate closing, at which time the Company shall issue and the Investors shall acquire such number of additional Acquired Shares as is obtained by dividing the applicable amount to be invested according to the determination of the Lead Investor (each such amount being referred to as an “Additional Purchase Price”), by the Price Per Share (each such additional closing being referred to as an “Additional Closing” and any additional Acquired Shares to be issued shall be referred to as “Additional Acquired Shares”, respectively). The total number of Additional Acquired Shares to be issued at all Additional Closings taken together shall not exceed 75,000,000. Any Additional Acquired Shares issued at any of the Additional Closings, when issued in accordance with the terms of this Section 3, will be duly authorized, validly issued, fully paid, non-assessable, and free of any preemptive rights, third party rights and Encumbrances. Actual issuances and purchase of any Additional Acquired Shares shall be in accordance with the terms and conditions set forth in the sub-sections below of this Section 3. If either one of Beilis, Zisapel or Chill elects not to participate in one or more of the Additional Closings, then the Lead Investor shall have the right to invest, in addition to the amount set forth opposite the Lead Investor’s name on Schedule B, all or part of the amounts not invested by any one of Beilis, Zisapel or Chill.

3.2.                          Each Investor investing at any Additional Closing shall pay its respective pro-rata portion of the Additional Purchase Price to the Company at the applicable Additional Closing against issuance to each Investor of its respective pro-rata portion of the Additional Acquired Shares, all as shall be set forth, at each Additional Closing, opposite each Investor’s name in an amended Schedule A to be attached hereto at the time of each such Additional Closing.

3.3.                          At each Additional Closing, the Company shall issue to the Investors additional Warrants, to purchase additional Warrant Shares, at the Exercise Price (the “Additional Warrants”, and “Additional Warrant Shares”, respectively) in accordance with the terms set forth in this Section 3. The total number of Warrants issuable at each Additional Closing shall be determined by dividing the Additional Purchase Price by the Exercise Price, each Investor receiving its respective number of Warrants according to its respective portion out of the applicable Additional Purchase Price. The total number of Additional Warrants to be issued at all Additional Closings taken together shall not exceed 56,250,000 that are exercisable into 56,250,000 Warrant Shares at the Exercise Price. Upon issuance, the Additional Warrant Shares, will be duly authorized, validly issued, fully paid, non-assessable, and free of any preemptive rights, third party rights and Encumbrances. The Additional Warrants shall be in the form attached hereto as Schedule 5.2.1(c). Actual grants of the Warrants shall be in accordance with the terms and conditions set forth in the sub-Sections below of this Section 3.

3.4.                          At each Additional Closing, the Additional Warrants shall be issued to the Investors that participated at each such Additional Closing for no additional payment or consideration. The Additional Warrants may be exercised by the holders thereof in whole or in part, on a cashless basis or against payment of the applicable Exercise Price per Additional Warrant Share, at any time, from time to time, from the time of the Additional Closing at which such Additional Warrants were issued and until the fifth (5th) anniversary thereof (the “Additional Warrant Exercise Period”). All unexercised Additional Warrants shall expire immediately after the end of the Exercise Period.

4.   TERMS OF ACQUIRED SHARES AND WARRANT SHARES

The Acquired Shares, Additional Acquired Shares, Warrant Shares and Additional Warrant Shares, shall, when issued to the Investors, have such rights, preferences and obligations as are set forth in the Company’s Amended and Restated Articles of Association, in the form attached hereto as Schedule 4 (the “Amended Articles”).

5.   CLOSINGS

5.1.                          First Closing. The transactions contemplated hereby in Section 2 above, shall take place at a first closing (the “First Closing”) to be held at the offices of Amit, Pollak, Matalon & Co., NYP Tower 19th Floor 17 Yitzhak Sade Street, Tel Aviv, Israel, within fourteen (14) days following the date of the Company’s shareholders meeting convened to approve this

Agreement, or at such other date, time and place as the Company and the Lead Investor shall have mutually agreed to.

5.2.                          At the First Closing, the following transactions shall occur simultaneously:

5.2.1.                 The following documents shall have been provided to the Lead Investor and each of the Investors:

(a)                               A resolution of the Board in the form reasonably satisfactory to the Lead Investor: (i) authorizing the execution, performance and delivery of this Agreement and all related documents hereunder, (ii) approving the Management Agreement, and (iii) approving the issuance of all the Acquired Shares, Additional Acquired Shares, Warrants, Warrant Shares, Additional Warrants and Additional Warrant Shares, on the date of the First Closing and the applicable Additional Closings, at all times, conditional upon payment of Purchase Price and/or the Additional Purchase Price and/or in the case of the Warrant Shares and Additional Warrant Shares, the Exercise Price, as applicable for each Closing;

(b)                              Minutes of the general meeting of the Company’s shareholders signed by the chairman of the meeting in a form reasonably satisfactory to the Lead Investor: (i) approving the terms of this Agreement and the transactions contemplated hereunder, including but not limited to the Registration Rights Agreement, (ii) approving the Amended Articles, including an increase of the Company’s authorized share capital and the creation of the Preferred Shares, (iii) approving the terms of the Management Agreement; (iv) appointing the Preferred Directors; and (v) if the required corporate approvals were previously obtained, approving  the terms of new indemnification agreements to be entered into with the Company’s officers and Directors as contemplated by this Agreement;

(c)                               The Warrants in the form attached hereto as Schedule 5.2.1(c) duly executed by the Company and issued to each Investor, in the amounts set forth in Schedule A;

(d)                              Validly issued share certificates in the names of each Investor representing the Acquired Shares, together with signed notices to the Registrar of Companies regarding the Acquired Shares to be issued in the names of the Investors at the First Closing;

(e)                               A compliance certificate, in the form attached hereto as Schedule 5.2.1(e) duly executed by the Chief Executive Officer of the Company, dated as of the date of the First Closing, confirming and certifying that the representations and warranties set forth in Section 8 of this Agreement are true and correct in all material respects as of and through the date of First Closing, that the Company has performed and complied in all material respects with all its covenants, agreements, and undertakings as set forth herein;

(f)                                 Duly executed opinion of Sharir, Shiv, Friedman & Co., counsel to the Company, in the form attached hereto as Schedule 5.2.1(f), dated as of the date of the First Closing;

(g)                               Copy of a termination agreement or termination letter of the Investor Rights Agreement, dated December 13, 1999, as contemplated by Section 12.7 of this Agreement;

(h)                              Copies of termination letters of the existing indemnification agreements to be terminated in accordance with the provisions of Section 12.8 below;

(i)                                 If required corporate approvals are previously obtained, duly executed new indemnification agreements as contemplated by Section 12.9 of this Agreement.

5.2.2.                  The Company and the Investors shall execute and deliver the Registration Rights Agreement attached hereto as Schedule 10.

5.2.3.                 The Company and the Lead Investor shall execute and deliver the Management Agreement attached hereto as Schedule 11.2.

5.2.4.                 Each of the Investors shall pay to the Company its proportional share of the Purchase Price as set next to its name on Schedule A, by way of instructing a bank transfer to the Company’s account, pursuant to wiring instructions given in writing by the Company prior to the First Closing.

5.3.                          Additional Closings.   The transactions contemplated hereby in Section 3 above, shall take place in Additional Closing(s), at such time(s) as determined by the Lead Investor, each such Additional Closing to be held at the offices of Amit, Pollak, Matalon & Co., NYP Tower 19th Floor 17 Yitzhak Sade Street, Tel Aviv, Israel, within fourteen (14) days following receipt by the Company of written notice by the Lead Investor of its intention to effect an Additional Closing, provided however, that no Additional Closing takes place after the date, which is eighteen (18) months following the First Closing.

5.4.                          At each Additional Closing, the following transactions shall occur simultaneously:

5.4.1.                 The following documents shall have been provided to the Lead Investor and each of the Investors:

(a)                               The Additional Warrants in the form attached hereto as Schedule 5.2.1(c) duly executed by the Company and issued to each Investor, in the amounts set forth in the amended Schedule A reflecting the amounts being invested in each such Additional Closing; and

(b)                              Validly issued share certificates for the Additional Acquired Shares, together with signed notices to the Registrar of Companies regarding the Additional Acquired Shares to be issued in the names of the Investors at each Additional Closing.

5.4.2.                 Each of the Investors shall pay to the Company its proportional share of the Purchase Price as set next to its name on the amended Schedule A reflecting the amounts being invested in each such Additional Closing, by way of instructing a bank transfer to the Company’s account, pursuant to wiring instructions given in writing by the Company prior to the applicable Additional Closing.

6.   CLOSING CONDITIONS FOR FIRST CLOSING

6.1.                          The Closing of the transactions contemplated hereunder and the obligations of the Investors at the First Closing are subject to the following conditions precedent, any one or more of which may be waived in whole or in part by the Lead Investor:

6.1.1.                 Receipt by the Company of the approval of any required regulatory or governmental authority, if any;

6.1.2.                 The Company’s obtaining all required corporate approvals, including the approval of the Company’s shareholders for the terms of this Agreement and the transactions contemplated hereunder and any other related transaction;

6.1.3.                 All representations and warranties of the Company contained herein shall be true and correct in all material respects at the time of the First Closing as though made again at that time;

6.1.4.                 The Company shall have performed and complied with all obligations and covenants required to be performed or complied with by the Company prior to the First Closing in all material respects;

6.1.5.                 No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby.

6.2.                          The Closing and the obligations of the Company to issue, at the First Closing, the Acquired Shares and the Warrants to the Investors are subject to the payment by each Investor of its respective portion of the Purchase Price at the First Closing; and

7.   CAPITALIZATION

7.1.                          [Intentionally Omitted]

7.2.                          The Company agrees and undertakes that until the First Closing it will not sell issue, allot, grant or transfer in any other way any shares and/or any Convertible Securities (collectively, the “Securities”) to any person or entity, except for (a) issuances of Ordinary Shares to holders of Securities which are outstanding on the date hereof pursuant to the respective terms and conditions of those Securities, (b) grants of options to purchase Ordinary Shares to employees, officers and directors under the Company’s existing approved plans and obligations, provided, however, that in the aggregate, the Company will not grant more than 500,000 options, or (c) as approved in advance and in writing by the Lead Investor.

8.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investors, and acknowledges that the Investors are entering into this Agreement in reliance thereon, as follows:

8.1.                          Organization.   The Company is a corporation duly incorporated and validly existing under the laws of the State of Israel and has the legal capacity and authority to conduct business in each jurisdiction in which its business is conducted or its properties are located, except where the failure to be so would not reasonably be expected to constitute: (a) a material adverse change in, or have a material adverse effect upon, the operations, business, properties, or condition (financial or otherwise) of the Company; (b) a material impairment of the ability of the Company to perform under this Agreement and any agreements ancillary and attached hereto as schedules; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of this Agreement and any ancillary agreement hereto (the occurrence of either of (a), (b), or (c) would constitute a “Material Adverse Effect”).

8.2.                          Authorization, Validity, Conflict and Enforceability.   The Company has all franchises, permits and licenses necessary for the conduct of its business as now being conducted, and, to the best of the Company’s knowledge, as proposed to be conducted by it, the lack of which would reasonably be expected to have a Material Adverse Effect. The Company has not received any notices of default relating to any such franchises, permits and licenses. Neither the execution, delivery and performance of this Agreement and any and all ancillary agreements hereto, nor compliance by the Company with the terms thereof, will conflict with or result in a breach or violation of, any of the terms, conditions and provisions of: (i) the Company’s articles of association or other charter or organizational document of the Company in effect prior to and as at the date hereof (the “Existing Organizational Documents”); (ii) any judgment, order, injunction, decree, or ruling of any court or governmental authority (except as set forth in Section 8.23), domestic or foreign; (iii) any agreement, contract, lease, license or commitment to which the Company is a party or to which it is subject; (iv) any applicable law the incompliance therewith shall constitute a Material Adverse Effect. Except as set forth in the Schedule 8.2 hereto, such execution, delivery and compliance will not (a) give to others any rights, including rights of termination, cancellation or acceleration, in or with respect to any agreement, contract, or commitment referred to in this Section 8.2, or to any of the properties of the Company, or (b) except as set forth in Section 8.23, otherwise require the consent or approval of any person, which consent or approval has not heretofore been obtained. This Agreement and any ancillary agreement hereto, when executed and delivered by or on behalf of the Company, shall constitute valid and legally binding obligations of the Company, legally enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights in general, and subject to general principles of equity).

8.3.                          Records.   The Company has delivered to the Investors true and accurate copies of the Company’s incorporation documents as of the date of this Agreement, including the Company’s Existing Articles. The Company maintains all corporate, shareholder or other records and registers required by law and such records are complete and accurate in all material respects and are being maintained in compliance with applicable laws. True and correct copies of such records have been delivered to the Investors.

8.4.                          Public Listing.   Between August 2000 and September 2004 the Ordinary Shares of the Company were registered for trading on the Nasdaq. On September 20, 2004, the Company’s Ordinary Shares were de-listed from trade on Nasdaq.

8.5.                          Share Capital.   As of the date of this Agreement, the registered and authorized share capital of the Company is NIS 400,000 divided into 40,000,000 Ordinary Shares, of which no more than 20,525,682 Ordinary Shares are issued and outstanding as of March 15, 2006. In addition, as of March 15, 2006, the Company had issued and outstanding Convertible Securities exercisable into no more than 5,447,596 Ordinary Shares. Immediately prior to the First Closing, the Company’s registered and authorized share capital shall be NIS 5,000,000, divided into; 300,000,000 Ordinary Shares, of which no more than 20,525,682 shall be issued and outstanding; 125,000,000 Series A Preferred Shares and 75,000,000 Series B Preferred Shares. Since March 15, 2006, there has been no change in the Company’s share capital, except for issuances and grants of Securities in accordance with Section 7.2 above. Other than as listed in Schedule 8.5, there are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments, or any other agreements of any character, directly or indirectly obligating the Company to issue any Securities.

8.6.                          Employee Plans.   Except as set forth in Schedule 8.6, the Company has not adopted any plan for the benefit of its officers, employees, directors, consultants and/or service providers, which require or permit the issuance, sale, purchase or grant of any Securities.

8.7.                          Subsidiaries.   Schedule 8.7 lists all of the Subsidiaries of the Company, specifying with respect to each such Subsidiary, the percentage of ownership of the Company in such Subsidiary. Each Subsidiary of the Company is a corporation duly incorporated (or organized) and validly existing under the laws of the jurisdiction under which it was incorporated and has the legal capacity and authority to conduct business in each jurisdiction in which its business is conducted or its properties are located, except where the failure to be so would not reasonably be expected to constitute a Material Adverse Effect.

8.8.                          Shareholders Agreements.   Other than as set forth in Schedule 8.8 hereto and the Registration Rights Agreement contemplated by this Agreement to be executed as at the First Closing, there are no shareholders, voting, registration rights agreements or any other agreements or undertakings relating to the share capital of the Company.

8.9.                          Dividends and Redemption.   Other than as set forth in Schedule 8.9 hereto, the Company has not declared or paid any dividends, nor has the Company distributed any of its assets, except for the grant of licenses to the Company’s products and sales in the ordinary course of business. Other than as set forth in Schedule 8.9 hereto, the Company has not redeemed any of the Company’s Securities nor has it undertaken to redeem any of its Securities.

8.10.                   Full Disclosure.   None of the representations or warranties made by the Company in this Agreement (including any exhibits and schedules) as of the date such representations and warranties are made, when taken together, contains any untrue statement of a material fact, or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

8.11.                   Financial Statements.   The Company’s audited balance sheet as at December 31, 2004, and the related financial statements for the period then ending (including the notes thereto) included in its Annual Report on Form 10-K filed on March 31, 2005 (the “Annual Report”), and the Company’s un-audited balance sheet at September 30, 2005 and related un-audited financial statements for the period then ending (including the notes thereto) included in its form 10-Q filed on November 18, 2005 (collectively, the “Financial Statements”), which have been delivered to the Lead Investor, have been prepared in accordance with United States generally accepted accounting principles consistently applied, present fairly the Company’s financial condition as of such date and the results of operations of the Company for such period, are correct and complete and are consistent with the books and records of the Company. The Annual Report and all reports the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) thereafter, when filed, were free of material errors and omissions, and as of the date hereof continue to be free of material errors and omissions, except to the extent modified or superceded by disclosures made in this Agreement, including the Schedules hereto, or by subsequent filings with the SEC.

8.12.                   Reports.   The Company has timely filed, or caused to be filed, with the appropriate authorities or got extension for, all filings, reports and returns required to be filed by it, or with respect to it, its business, operations or assets, including without limitation, all tax returns, and as of the time of filing, such filings, reports and returns were true and complete in all material respects.

8.13.                   Due Authorization.   The Acquired Shares, Warrants, Warrant Shares, when issued, at the Closing or upon exercise of the Warrants, as applicable, shall all be duly authorized, validly issued, and upon payment of applicable Price Per Share and/or the Exercise Price thereof - fully paid, non-assessable and clear and free from any lien, encumbrance, or any other third party right whatsoever.

8.14.                   Approvals.   The execution and delivery of this Agreement and the full performance of all other obligations and undertakings of the Company contemplated hereunder including the issuance of the Acquired Shares, Additional Acquired Shares, grant and issuance of the Warrants and Additional Warrants and the issuance of the Warrant Shares and Additional Warrant Shares, shall have been duly approved by the Board. The Company shall seek shareholder approval under applicable law prior to the First Closing. Subject to such shareholder approval and except as otherwise set forth on Schedule 8.14, all acts required to be taken by the Company to authorize the execution and delivery of this Agreement, the performance of each of its obligations hereunder and the consummation of the transaction contemplated hereunder have been duly taken and are legally valid and in full force and effect.

8.15.                   Compliance with Laws.   The Company (i) has complied with all domestic and foreign laws, rules, regulations and orders applicable to its business and operations and (ii) except as set forth in the Schedule 8.15 hereto, has further complied with all licensing, permits and requirements necessary to lawfully conduct the business in which it is engaged, in each of (i) and (ii) above where noncompliance with would have a Material Adverse Effect.

8.16.                   No Integrated Offering.   Neither the Company, nor any person acting on its behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Acquired Shares, the Warrants and the Warrant Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act of 1933, as amended (the “Securities Act”) such that would subject the offering, issuance and sale of the Acquired Shares, the Warrants and the Warrant Shares hereunder to the registration requirements of Section 5 of the Securities Act, nor will the Company take any action or steps that would cause the offering of the Securities to be integrated with other offerings

8.17.                   Binding Obligation.   This Agreement, when executed and delivered by or on behalf of the Company, shall, subject to the shareholders’ approval and other consents to be obtained by the Company on or before the date of Closing under any applicable law, constitute the valid and legally binding obligation of the Company, legally enforceable against the Company in accordance with its terms. There is no consent, approval, order, license, permit, action by, or authorization of, or filing with any governmental authority (including any notifications) or any person that is required to be obtained or made on the part of the Company prior to the Closing that has not been, or will not have been, obtained by the Company prior to the Closing in connection with the valid execution, delivery, and performance of this Agreement.

8.18.                   Brokers’ or Finders’ Fees.   Other than as set forth in Schedule 8.18 hereto, no agent, finder or broker acting on behalf of or under the authority of the Company, is or will be entitled to any broker’s or finder’s fee or any other similar commission or fee in connection with the transactions contemplated hereby. Notwithstanding anything herein to the contrary, in the event of any breach of the provisions of this Section, the Company shall fully indemnify and compensate the Investors for any damage or loss, which they actually incur due to such breach.

8.19.                   Effectiveness.   Each representation and warranty herein is deemed to be made on the date of this Agreement (unless specifically stated otherwise) and as of the date of the First Closing.

8.20.                   Intellectual Property.   In this Agreement, “Intellectual Property” means all intellectual property rights, whether or not patentable, including without limitation, patents, trademarks, service marks, trade names, internet domain names and copyrights, applications, licenses, and rights with respect to the foregoing, an all trade secrets, know-how, inventions, designs, processes, works of authorship, computer programs and technical data and information. To the best of the Company’s knowledge, the Company has the right to use all of the Intellectual Property required for its business as currently conducted and as proposed to be conducted. To the best of the Company’s knowledge (i) no Intellectual Property used or proposed to be used in the business of the Company as currently conducted has infringed or infringes upon any Intellectual Property rights of others; (ii) the use of such Intellectual Property in the business of the Company as currently conducted will not constitute an infringement, misappropriation or misuse of any Intellectual Property rights of any third party; and (iii) no third party has the right to assert any claim regarding the use of, or challenging or questioning the Company’s right or title in, any of such Intellectual Property. The Company has taken and will continue to take all measures reasonable and customary in the field of the Company’s business and the Company’s resources, including but not limited to measures against unauthorized disclosure, to protect the secrecy, confidentiality and value of its Intellectual Property. Except for intellectual property developed by the Company for Ixia in connection with a binary release of Security Builder v3.2 for IXIA’s PPC750 processor (which intellectual property is not used by the Company), all Intellectual Property that has been developed or is being developed on behalf of the Company by any employee or third party is or shall be the sole property of the Company. The Company has not received any written or oral communications alleging that the Company and/or its products have violated or by conducting its business as currently being conducted, would violate, any of the Intellectual Property of third parties.

8.21.                   Legal Proceedings.   There are no outstanding legal proceedings against or initiated by the Company in connection with the Company or its business, and except as set forth in Schedule 8.21 hereto, the Company is not aware of any legal proceedings that any third parties intend or threaten to initiate against the Company in connection with the Company or its business

8.22.                   Loans and Charges.   Except as set forth in Schedule 8.22 hereto, the Company does not have any outstanding loans to any person, not made in the Company’s ordinary course of business, and is not obligated to make any such loans or advances. Other than the fixed and floating charges made by the Company in favor of the Lead Investor in the framework of the Bridge Loan Agreement, the Company has no other charges on its assets.

8.23.                   Government Approvals.   Except in connection with the Israeli Investment Center of the Ministry of Industry, Trade and Labor, the Company is not required to give notice or obtain any permit, authorization, license, approval, order, action, designation, declaration or filing with any governmental authority or consent from any person in connection with the valid execution, delivery and performance of this Agreement including any ancillary agreements hereto and the transactions contemplated herein.

9.   REPRESENTATIONS REGARDING THE INVESTORS, ACQUIRED SHARES AND ADDITIONAL ACQUIRED SHARES

Each Investor hereby represents and warrants to the Company, and acknowledges that the Company is entering into this Agreement in reliance thereon, as follows:

9.1.                          Organization.   Each Investor that is an entity has been duly organized and validly exists under the laws of the jurisdiction of its formation. Each Investor has all requisite power and authority to execute and deliver this Agreement and other agreements contemplated hereby or which are ancillary hereto and to consummate the transactions contemplated hereby.

9.2.                          Enforceability.   This Agreement, when executed and delivered by the Investor, will constitute a valid, binding, and enforceable obligation of the Investor.

9.3.                          Authorization.   The execution and delivery of this Agreement and the performance of the obligations of such Investor has been duly authorized by all necessary corporate action, if applicable, and the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by such Investor of this Agreement do not and will not conflict with, or violate any provision of, any law having applicability to such Investor or any of its respective assets; or result in any breach of, or constitute a default under any agreement to which such Investor is a party, except as would not have a material adverse effect on the Investor or  would not prevent in any way such Investor from performing its obligations and undertakings under this Agreement.

9.4.                          Accredited Investor.   Each Investor represents that it is an “accredited investor”, as that term is defined in Rule 501 of Regulation D under Securities Act, and has such business and financial experience as is required to protect its own interests in connection with its decision to enter this Agreement and to purchase the Acquired Shares, Additional Acquired Shares, Warrants, Additional Warrants, Warrant Shares and Additional Warrant Shares.

9.5.                          Absence of Registration.   Each Investor understands, acknowledges and agrees that the Acquired Shares, Additional Acquired Shares, Warrants, Additional Warrants, Warrant Shares and Additional Warrant Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to US persons unless such shares are registered under the Securities Act and applicable state securities laws, or an exemption from the registration requirements of the Securities Act and such state securities laws is available. The Investors understand that the certificates evidencing the Acquired Shares, Additional Acquired Shares, Warrant and the Additional Warrant Shares will be imprinted with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES SATISFACTORY TO RADVIEW SOFTWARE LTD., THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

9.6.                          Investment Purpose.   Each Investor represents and agrees that the Acquired Shares, Additional Acquired Shares, Warrants, Additional Warrants, Warrant Shares and the

Additional Warrant Shares are purchased and issued for investment purposes, for its own account, and without present intention to sell or distribute them other than under applicable securities laws and the terms of this Agreement.

9.7.                          Receipt of Information.   Without derogating from the Company’s undertakings under this Agreement, including the accuracy of all representations and warranties made by it, at the First Closing, each Investor will be deemed to have confirmed that it has reviewed the previous public filings of the Company and it received such information and has conducted such independent examinations as it deemed necessary.

9.8.                          Brokers’ or Finders’ Fees.   No agent, finder or broker acting on behalf of or under the authority of such Investor, is or will be entitled to any broker’s or finder’s fee or any other similar commission or fee in connection with the transactions contemplated hereby. Notwithstanding anything herein to the contrary, in the event of any breach of the provisions of this Section, such Investor shall fully indemnify and compensate the Company for any damage or loss, which they actually incur due to such breach.

9.9.                          Effectiveness.   Each representation and warranty herein is deemed to be made on the date of this Agreement (unless specifically stated otherwise) and as of the date of the First Closing. In addition, with respect to any Investor participating at any Additional Closing, the representations and warranties made by the Investors herein, except for the representation contained in Section 9.7 above, are deemed as well to be made as of the date of any Additional Closing.

10.   REGISTRATION RIGHTS

The Investors shall be granted with certain registration rights with respect to the Acquired Shares, Additional Acquired Shares, Warrant Shares and the Additional Warrant Shares as set forth in the Registration Rights Agreement attached hereto as Schedule 10 (the “Registration Rights”).

11.   ACTIONS PRIOR TO FIRST CLOSING

11.1.             General Meeting of Shareholders.   The Company will use reasonable efforts to convene a general meeting of its shareholders as soon as possible and in any event not later than sixty (60) days following the date of this Agreement (and ninety (90) days if the SEC elects to review the Company’s proxy materials), to approve, among other things, the terms of this Agreement (the “Shareholders Meeting”). The proxy statement materials will be provided to the Lead Investor and the other Investors for their review.

11.2.             Management Agreement.   The Company and the Lead Investor shall enter on or before the First Closing into a Management Agreement in the form attached hereto as Schedule 11.2, pursuant to which the Lead Investor shall provide management services to the Company in consideration for: (i) an annual management fee of US $50,000, payable quarterly, i.e., US$12,500 each quarter (the “Annual Management Fees”); and (ii) an additional payment of US$70,000 payable at the end of the fiscal year (starting from 2006) in the event that the Company is profitable in such fiscal year (the “Additional Fees”), and provided however, that any payment of such Additional Fees shall be payable only out of profits of the Company. For the avoidance of doubt, if the Company’s profits shall not suffice for payment of the Additional Fees, payment shall be made on the account of such fees up to the then available profits. The Management Agreement shall be subject to the approval of the Company’s Shareholders Meeting.

11.3.             Board of Directors.   The Company will use commercially reasonable efforts to appoint the Preferred Directors at the Shareholders Meeting, so that following the First Closing the Lead Investor’s nominees shall have been appointed to fill a majority of the Board, regardless of the number of members composing the Board. Currently, the number of Directors the Lead Investor shall be entitled to nominate is four (4) out of seven (7) Directors constituting the Board. If the Lead Investor provides to the Company in a timely manner the information required for inclusion in the Company’s proxy materials for the Shareholders Meeting relating to the identity and background of the Lead Investor’s board nominees, the proxy materials will include a proposal to elect those nominees proposed by the Lead Investor to serve, as members of the Board effective immediately after the First Closing.

11.4.             Adverse Events.   If at any time prior to the First Closing, the Lead Investor becomes aware of a particular event or circumstances not in the Company’s ordinary course of business that are unknown to the Company or are known to the Company and not reported to the Investors, which have, in the aggregate, an adverse effect on the Company of US$500,000 (the “Adverse Event”), then, the Lead Investor may decide not to proceed with the investment hereunder. It is agreed that a loss of a customer or potential customer, partner or potential partner shall be considered in the ordinary course of business and shall not constitute an Adverse Event. It is agreed that “Adverse Event” shall also include circumstances that prevent the Company from holding the Shareholders Meeting for approval of this Agreement on or before the date set for the First Closing.

11.5.             Ordinary Course.   As of the date hereof and until the First Closing, the Company: (i) shall conduct its business solely in the ordinary course of business as is conducted on the date hereof; and (ii) shall not declare or pay any dividends or make any other distributions or payments with respect to its share capital.

12.   COVENANTS

12.1.             D&O Insurance.   Subject to any other provisions in law, the Investors will act and exercise their voting rights as shareholders in the Company in any required way so that the Company will acquire a new directors and officers liability policy (the “Policy”) in an amount and for a period that is reasonable considering the Company’s size, potential exposure and other relevant factors, and in any event in an amount not exceeding US$5,000,000. The Policy will apply to obligations and liabilities of the Company’s directors and officers who serve in office in the Company and/or in the Subsidiaries, before the date of the First Closing for any wrongful act, omission, or event that preceded such date, all this being subject to the conditions of the Policy and its exclusions. The Company’s Directors and Officers as of the date of this Agreement are third party beneficiaries of this covenant of the Investors and are entitled to enforce such obligation of the Investors.

12.2.             Use of Proceeds.   The proceeds of the investments contemplated by this Agreement shall be used by the Company to fund its ongoing ordinary course of business working capital needs.

12.3.             Expenses.   The Company and the Investors will each bear their own legal and other expenses with respect to the transaction contemplated herein; except that, upon consummation of the First Closing, the Company will pay legal, accounting and due diligence expenses incurred by the Lead Investor in the amount of up to seventy-five thousand United States dollars (US$75,000) plus VAT.

12.4.             Services Fee.   Recognizing the time, effort and resources dedicated by the Lead Investor (since the execution of Term Sheet entered into between the parties on January 12, 2006), in the provision to Company of consultation and assistance in devising a strategy for enhancing its operations, if the Shareholders Meeting does not approve the Equity Investment, then the Company shall pay the Lead Investor for such services a fee of US$250,000.

12.5.             Right of First Refusal on Investments.   In addition to the break-up fee set forth in Section 12.4 above, if within twelve (12) months following the rejection of the Shareholders’ Meeting of the Equity Investment, the Company accepts another investment proposal (the “Alternative Investment”), the Company shall promptly advise the Lead Investor of such Alternative Investment and the Lead Investor shall have a right of first refusal to make the Alternative Investment on the terms thereof, by giving written notice to the Company within twenty-one (21) days of its receipt of the Company’s notice that an offer for an Alternative Investment has been made to the Company. Failure of the Lead Investor to respond in writing to a notice from the Company with respect to an Alternative Investment within the time-frame stated above shall be deemed a waiver by the Lead Investor of this right of first refusal.

12.6.             Finder Fees.   Except as set forth on Schedule 8.18, the Company shall not pay any finder fees or commissions in connection with the transactions contemplated by this Agreement without the prior written approval of the Lead Investor.

12.7.             Termination of Investor Rights Agreement.   As at the date of the First Closing, the Company shall have obtained the parties consent to the termination of that certain Investor Rights Agreement dated as of December 13, 1999.

12.8.             Termination of Indemnification Agreements.   As at the date of the First Closing, the Company shall have effected the termination of all Indemnification Agreements with existing officers and directors (the “Terminated Agreements”). The Directors and officers who are parties to the Terminated Agreements shall be covered by the Policy described in Section 12.1 above.

12.9.             New Indemnification Agreements.   No later than the First Closing, the Company shall have entered into new indemnification agreements with those of its officers and Directors who were parties to the Terminated Agreements and those of its officers and Directors holding office following the First Closing, providing for indemnification by the Company in an aggregate amount of US$1,500,000 for all indemnifiable events and for all indemnified persons (the “New Indemnification Agreements”). The terms and conditions for indemnification shall be set forth in the New Indemnification Agreements, which shall include, among other matters, a provision requiring the indemnified person to comply with the requirements of the insurance company underwriting the Policy (defined in Section 12.1 above) to the extent that the indemnifiable event is covered by the Policy. In the event that all necessary corporate approvals, as required by applicable law for the New Indemnification Agreements, are not obtained prior to the First Closing, then as soon as such approvals are obtained the Company will enter into the New Indemnification Agreements with those of its officers and Directors who were parties to the Terminated Agreements and those of its officers and Directors holding office following the First Closing. The Company’s Directors and officers as of the date of this Agreement and its officers and Directors holding office following the First Closing are third party beneficiaries of this covenant and are entitled to enforce such obligations.

13.   RIGHTS OF PREFERRED SHARES

[INTENTIONALLY OMITTED]

14.   PUBLIC RELEASE

Subject to any duty imposed by any applicable law, the parties agree to coordinate among themselves any release or report to the public and/or to any authority of information relating to the transaction hereof.

15.   NO SHOP

15.1.             During a period ending on the date of the Shareholders Meeting but no later than September 1, 2006, the Company or any person acting on its behalf, shall not solicit, initiate, encourage, participate in, respond to or assist in the submission of any proposal, negotiation or offer from any person or entity other than the Investors, relating to the sale or issuance of any securities of the Company (including without limitation, debt, convertible debt, or the acquisition, sale, lease, license, or other disposition of the Company or any material part of the shares or assets of the Company, and shall notify the Investors promptly of any inquiries by any third parties in regards to the foregoing; and (ii) declare or make any distribution to shareholders or enter into any new transaction with any “Interested Party”, as defined in the Israeli Securities Act, 1968, as amended .

15.2.             In the event that the Company breaches the provisions of Section 15.1 above, then upon the Closing of any of the transactions described in Section 15.1 above, the Company shall pay the Investors, a total amount of US$500,000 as liquidated damages, and the Bridge Loan under the Bridge Loan Agreement shall become immediately due and payable.

16.   INDEMNIFICATION

16.1.             The Company agrees that to the fullest extent permitted by applicable law, it will indemnify and hold the other parties to this Agreement harmless against and in respect of any and all loss, liability, deficiency or damage, or actions in respect thereof (including reasonable legal fees and expenses), occasioned by: (i) any breach of this Agreement; (ii) any falsity of any representations or warranties of such party or any certificate or other instrument furnished by that party hereunder; or (iii) any liability that is derived from an act or omission that has been committed prior to the date hereof, but that becomes known hereafter.

16.2.             Notwithstanding the foregoing, no claims shall be asserted against the Company unless the cumulative amounts claimed for is in excess of US$375,000, and (ii) more than seven (7) years after the date of this Agreement; and under no circumstances shall a party be entitled to indemnification hereunder in an amount greater than its respective portion of the Purchase Price.

16.3.             The remedies specified in this Section 16 shall be the sole and exclusive remedy to which the Investors are entitled with regard to any losses or damages caused to them under this Agreement or the transactions contemplated hereby.

17.   MISCELLANEOUS

17.1.             Governing Law and Jurisdiction.   This Agreement and the transactions contemplated hereunder shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to rules respecting conflict of law that would cause the laws of any jurisdiction other than the State of Israel to be applied. The competent courts of Tel Aviv-Jaffa shall have sole and exclusive jurisdiction to hear and resolve any disputes among the parties related to this Agreement.

17.2.   Notices

17.2.1.   All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be sent by facsimile or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party’s address as set forth below:

If to the Investors:	to such address and by facsimile as set forth in Schedule A.

If to the Company:	Radview Software Ltd.
Attn: Ilan Kinreich, President
2 Habarzel Street
Tel Aviv 69710Israel
Facsimile: +972-3-647-1406
and
7 New England Executive Park
Burlington
MA 01803
U.S.A.
Facsimile: +1-781-238-8875

or such other address with respect to a party as such party shall notify each other party in writing as above provided.

17.2.2.   Any notice sent in accordance with this Section 17.2 shall be effective (i) if mailed, five (5) business days after mailing, (ii) if sent by messenger, upon delivery, and (iii) if send via facsimile, upon transmission and telephonic confirmation of receipt (provided that if transmitted on a day that is not a business day, on the next business day).

17.3.             Entire Agreement; Amendment and Waiver.   This Agreement and the Schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. All prior representations, understandings and agreements relating to the subject matter hereof among the parties are void and have no further effect. Any term of this Agreement may be amended, waived, or discharged, either prospectively or retroactively, and either generally or in a particular instance, by written consent of Company and Lead Investor, other than the Registration Rights Agreement and Management Agreement, which may only be amended as set forth therein. Notwithstanding the foregoing, in the event that any proposed amendment to this Agreement increases and/or imposes additional financial obligations on any of the Investors (other than the Lead Investor) or disproportionately adversely affects the rights of any of the Investors (other than the Lead Investor), then the written consent of such Investor shall be required for such amendment.

17.4.             Survival.   All representations and warranties set forth in this Agreement as well as the indemnification provisions shall survive for a period of five (5) years following the date of this Agreement.

17.5.             Rights; Severability.   In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The parties hereto shall be obliged to draw up an arrangement in accordance with the meaning and the object of the invalid provision.

17.6.             Titles and Subtitles.   The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

17.7.             Duties and Expenses.   All stamp duties (if any) incurred in connection with the execution and performance of this Agreement shall be borne by the Company, unless specifically stated otherwise.

17.8.             Assignment.   The rights and obligations pursuant to this Agreement, or any part thereof, may be assigned or otherwise conveyed by the Investors or any subsequent transferee, both prior to and/or after the First Closing and each Additional Closing, as applicable, provided that such transferee agrees in writing to be bound by this Agreement. The Company may not assign, delegate or otherwise convey any of its rights and/or obligations pursuant to this Agreement.

17.9.             Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which taken together shall constitute one and the same agreement.

17.10.      Conflict and Incorporation by Reference.   It is hereby agreed and understood that any amendment to the Amended Articles adopted pursuant to the terms thereof, that is effected following the date of the First Closing, and which amendment has the effect of altering the provisions relating to the Company’s Board, the anti-dilution provisions and the rights of the holders of Preferred Shares, shall be deemed to, automatically and with no need for further action, amend the applicable provisions of this Agreement as well. It is further agreed and understood, that in the event of any conflict between the provisions of this Agreement and the Amended Articles, as same shall be in effect from time to time, the provisions of the Amended Articles shall prevail and take precedence over the provisions of this Agreement.

[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE]

IN WITNESS WHEREOF,   the parties have signed this Agreement as of the date first written hereinabove.

RADVIEW SOFTWARE LTD.	FORTISSIMO CAPITAL FUND GP LP.

/s/ ILAN KINREICH		/s/ YUVAL COHEN
Name: Ilan Kinreich	By:	Fortissimo Capital (GP)
Title: President and CEO		Management Ltd., general partner
	Name:	Yuval Cohen
Title:

/s/ CHRISTOPHER DINEEN
Name: Christopher Dineen
Title: Chief Financial Officer

YEHUDA ZISAPEL		SHEM BASUM LTD.

/s/ YEHUDA ZISAPEL		/s/ SHAI BEILIS
Name: Yehuda Zisapel	Name:	Shai Beilis
Title:
MICHAEL CHILL

/s/ MICHAEL CHILL
Name: Michael Chill

Schedule A

List of Investors

Name of Investor	Address	Portion of Purchase Price in US$	Number of Acquired Shares	Number of Warrants
Fortissimo Capital Fund, LP	c/o Marc Lesnick	20,063.18	668,773	501,580
	Fortissimo Capital Management Ltd.
	14 Hamelacha Street
	Park Afek, Rosh Haayin 48091
	Fax: +972-3-9157411
Fortissimo Capital Fund (Israel), LP	c/o Marc Lesnick	506,090.49	16,869,681	12,652,261
	Fortissimo Capital Management Ltd.
	14 Hamelacha Street Park Afek, Rosh Haayin 48091
	Fax: +972-3-9157411
Fortissimo Capital Fund (Israel-DP), LP	c/o Marc Lesnick	36,346.34	1,211,545	908,659
	Fortissimo Capital Management Ltd.
	14 Hamelacha Street
	Park Afek, Rosh Haayin 48091
	Fax: +972-3-9157411
Yehuda Zisapel	24 Raoul Wallnberg Street
	Tel-Aviv 69719, Israel
	Fax: +972-3-6440639
	Cc: Yael Langer, Adv.	125,000	4,166,667	3,125,000
	RAD Bynet Group Legal Department
	24 Raoul Wallenberg St.
	Tel-Aviv 69719, Israel
	Fax: +972-3-6498248
Shem Basum Ltd.	C/o Shai Beilis	50,000	1,666,667	1,250,000
	8 Hanna Senesh St.
	Kfar Saba
	Fax: +972-9-960-1818
	E-mail: shai@FormulaVentures.com
Michael Chill	210 West 89th Street	12,500	416,667	312,500
	Apt. 4-N, New York NY 10024
	Email: mchill@paramountbio.com
	Phone: 212-554-4211
	Cell: 646-245-2457
	Total	750,000	25,000,000	18,750,000

Schedule B

List of Investors

Name of Investor	Address	Maximum Portion of Purchase Price at all Additional Closings in US$	Maximum Number of Additional Acquired Shares	Maximum Number of Additional Warrants
Fortissimo Capital Fund, LP	c/o Marc Lesnick	60,189.53	2,006,318	1,504,738
	Fortissimo Capital Management Ltd.
	14 Hamelacha Street
	Park Afek, Rosh Haayin 48091
	Fax: +972-3-9157411
Fortissimo Capital Fund (Israel), LP	c/o Marc Lesnick	1,518,271.46	50,609,048	37,956,787
	Fortissimo Capital Management Ltd.
	14 Hamelacha Street
	Park Afek, Rosh Haayin 48091
	Fax: +972-3-9157411
Fortissimo Capital Fund (Israel-DP), LP	c/o Marc Lesnick	109,039.01	3,634,634	2,725,975
	Fortissimo Capital Management Ltd.
	14 Hamelacha Street
	Park Afek, Rosh Haayin 48091
	Fax: +972-3-9157411
Yehuda Zisapel	24 Raoul Wallnberg Street
	Tel-Aviv 69719, Israel
	Fax: +972-3-6440639
	Cc: Yael Langer, Adv.	375,000	12,500,000	9,375,000
	RAD Bynet Group Legal Department
	24 Raoul Wallenberg St.
	Tel-Aviv 69719, Israel
	Fax: +972-3-6498248
Shem Basum Ltd.	C/o Shai Beilis	150,000	5,000,000	3,750,000
	8 Hanna Senesh St.
	Kfar Saba
	Fax: +972-9-960-1818
	E-mail: shai@FormulaVentures.com
Michael Chill	210 West 89th Street	37,500	1,250,000	937,500
	Apt. 4-N, New York NY 10024
	Email: mchill@paramountbio.com
	Phone: 212-554-4211
	Cell: 646-245-2457
	Total	2,250,000	75,000,000	56,250,000

WARRANT

THIS WARRANT AND THE SERIES B PREFERRED SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”) OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND THE WARRANT MAY NOT BE EXERCISED AND THE WARRANT AND THE SERIES B PREFERRED SHARES ISSUABLE UPON EXERCISE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR HYPOTHECATED, UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY  THAT SUCH REGISTRATION IS NOT REQUIRED.

to purchase

Series B Preferred Shares

of

Radview Software Ltd.

at an exercise price of $0.04 per share

VOID AFTER 17:00 p.m. (prevailing Tel Aviv time)

On the Expiration Date (as hereinafter defined)

No. PW-	Date: _________, 2006

Radview Software Ltd., an Israeli company with its principal offices in Israel located at 2 Habarzel Street, Tel Aviv 69710, Israel, and its principal offices in the U.S.A. located at 7 New England Executive Park, Burlington, MA 01803 (the “Company”), hereby grants to [Investor] (the “Holder”), the right to purchase, subject to the terms and conditions hereof, up to [Number in Words] (######) Series B Preferred Shares, nominal value NIS 0.01 per share, of the Company (“Preferred B Shares”), exercisable at any time from time to time, on or after the date hereof (the “Effective Date”), and until the fifth (5th) anniversary of the Effective Date (the “Expiration Date”). The number and type of shares which may be purchased hereunder and the Exercise Price are subject to adjustment as provided below.

1.                                  DEFINITIONS

In this Warrant the terms below shall have the following meaning, unless otherwise specifically provided or required by the context:

1.1.                       “Warrant Shares” means (i) the Preferred B Shares purchasable hereunder; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

1.2.                       “Exercise Price” means the price of four cents ($0.04) for each Warrant Share, as adjusted in the manner set forth hereinafter.

1.3.                       “Warrants” means this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant.

1.4.                       Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Share Purchase Agreement, dated           , 2006, by and among the Company, the Holder and the other Investors defined therein (the “SPA”).

2.                                  WARRANT PERIOD; EXERCISE OF WARRANT

2.1.                       This Warrant may be exercised in whole at any time, or in part from time to time, beginning on the Effective Date until the Expiration Date (the “Warrant Period”), by the surrender of this Warrant (with a duly executed exercise form in the form attached hereto as Exhibit A), at the principal office of the Company in Israel set forth above, together with proper payment of the Exercise Price multiplied by the number of Warrant Shares for which the Warrant is being exercised. Payment for Warrant Shares shall be made by certified or official bank check(s), payable to the order of the Company or by wire transfer to an account to be designated in writing by the Company. Payments shall be made in United States dollars.

2.2.                       Subject to the other limitations set forth in this Warrant, in lieu of payment of the Exercise Price the Holder may elect to exchange this Warrant, or any portion thereof, for a number of Warrant Shares equal to the number of Warrant Shares computed using the following formula:

                                                           X = Y (A-B)

                                                                          A

Where:

X	=	the number of Warrant Shares (adjusted to the date of such calculation, but excluding those shares already issued under this Warrant) to be issued to the Holder.
Y	=

the number of Warrant Shares purchasable under the Warrant or such part that the Holder has chosen to exercise in this manner (adjusted to the date of such calculations in the event of re-capitalization, but excluding those shares already issued under this Warrant).

A	=	the Fair Market Value of one Warrant Share.
B	=	Exercise Price (as adjusted to the date of such calculation in the event of re-capitalization).

For purposes hereof, the “Fair Market Value” of a Warrant Share as of a particular date (the “Determination Date”) shall mean:

(i)                                if the Company’s Warrant Shares are traded on the American Stock Exchange or another national exchange or are quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. (“Nasdaq”), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(ii)                            If the Company’s Warrant Shares are not traded on the American Stock Exchange or another national exchange or on the Nasdaq but are traded on the NASD OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(iii)                        Except as provided in clause (iv) below, if the Company’s Warrant Shares are not publicly traded, then as the Holder and the Company agree or in the absence of agreement, by arbitration before a single arbitrator qualified by education and training to pass on the matter to be decided.

(iv)                          If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s Articles of Association (the “Articles”), then all amounts to be payable per share to holders of the Warrant Shares pursuant to the Articles in the event of such liquidation, dissolution or winding up, assuming for the purposes of this clause (d) that all of the Warrant Shares then issuable upon exercise of the Warrant are outstanding at the Determination Date.

2.3.                       The Holder of the Warrant, by its acceptance hereof, covenants and agrees that this Warrant is being acquired as an investment and not with a view to the distribution hereof and such Holder further covenants and agrees that it will not sell, transfer, pledge, assign, or hypothecate the Warrant or the Warrant Shares unless there is an effective registration statement under the Securities Act covering the Warrant or the Warrant Shares, or the Holder of the Warrant and/or the Warrant Shares receives an opinion of counsel satisfactory to the Company stating that such sale, transfer, pledge, assignment, or hypothecation is exempt from the registration and prospectus delivery requirements of the Securities Act and the qualification requirements under applicable law.

2.4.                       If this Warrant should be exercised in part, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remainder of the Warrant Shares purchasable hereunder. The Company shall pay any and all expenses, taxes and other charges that may be payable in connection with the issuance of the Warrant Shares and the preparation and delivery of share certificates pursuant to this Section 2 in the name of the Holder (including without limitation the applicable stamp duty if mandated), and to the extent required, the execution and delivery of a new Warrant, provided, however, that the Company shall only be required to pay taxes which are due as a direct result of the issuance of the Warrant Shares or other securities, properties or rights underlying such Warrants (such as the applicable stamp duty), and will not be required to pay any tax which may be (i) due as a result of the specific identity of the Holder or (ii) payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder. For the avoidance of doubt, the Corporation shall not be liable for any income tax or capital gains tax that the Holder will be required to pay with respect to the issuance of such Warrant Shares.

2.5.                       No fractions of Preferred B Shares shall be issued in connection with the exercise of this Warrant, and the number of Preferred B Shares issued shall be rounded up or down to the nearest whole number.

2.6.                       Upon the issuance of Preferred B Shares resulting from the exercise in whole or in part of this Warrant, the Company shall deliver to the Holder an irrevocable letter of instructions to the Company’s transfer agent to issue as soon as is reasonably practicable to the Holder share certificates reflecting the Warrant Shares exercised thereby, together with any and all other documents required for the issuance of such certificates by the transfer agent.

3.                                  RESERVATION OF SHARES

The Company covenants that: (i) at all times during the Warrant Period it shall have in reserve, and will keep available solely for issuance or delivery upon exercise of the Warrant, such number of Preferred B Shares as shall be issuable upon the exercise hereof, and (b) upon exercise of the Warrant and payment of the Exercise Price hereunder, or upon a cashless exercise as provided herein, the Warrant Shares issuable upon such exercise will be validly issued, fully paid, non assessable, free and clear from any lien, encumbrance, pledge or any other third party right and not subject to any preemptive rights.

4.                                  ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SECURITIES

4.1.                       Subdivision and Combination.   In case the Company shall at any time subdivide or combine the Preferred B Shares, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

4.2.                       Stock Dividends and Distributions.   In case the Company shall pay a dividend on, or make a distribution of, Preferred B Shares or of the Company’s share capital convertible into Ordinary Shares, the Exercise Price shall forthwith be proportionately decreased. An adjustment pursuant to this Section 4.2 shall be made as of the record date for the subject stock dividend or distribution.

4.3.                       Adjustment in Number of Securities.   Upon each adjustment of the Exercise Price pursuant to the provisions of Sections 4.1 and 4.2, the number of Preferred B Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Preferred B Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

4.4.                       No Adjustment of Exercise Price in Certain Cases.   No adjustment of the Exercise Price shall be made if the amount of said adjustment shall be less than 1 cents ($0.01) per Preferred B Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1 cents ($0.01) per Preferred B Share.

4.5.                       Merger or Consolidation.   In case of any consolidation of the Company with or merger of the Company with, or merger of the Company into (other than a merger which does not result in any reclassification or change of the outstanding Preferred B Shares), the Company shall cause the corporation formed by such consolidation or merger or surviving such merger to execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of the

Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of Preferred B Shares of the Company for which such Warrant might have been exercised immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments, which shall be identical to the adjustments provided in this Section 4. The provisions of this Section 4.5 shall similarly apply to successive consolidations or mergers.

4.6.                       Benefit of Prior Preferred Stock Anti-dilution Adjustments.   In the event the conversion price of the Company’s Preferred A Shares (the “A Conversion Price”) is reduced pursuant the applicable provisions of the Articles, the Conversion Price of the Warrant Shares shall be adjusted accordingly, such that it shall at all time be not greater than 133% of the A Conversion Price.

5.                                  In each case of any adjustment or readjustment described above, the Company at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

6.                                  NOTICES TO WARRANT HOLDERS

Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the Expiration Date, any of the following events shall occur:

6.1.                       The Company shall take a record of the holders of its shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company;

6.2.                       The Company shall offer to all the holders of its shares any additional shares of the share capital of the Company or securities convertible into or exchangeable for shares of the share capital of the Company, or any option, right or warrant to subscribe therefor; or

6.3.                       A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give to the Holder written notice of such event at least thirty (30) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale.

7.                                  TRANSFERABILITY

7.1.                       The Company need not register a transfer of this Warrant or the Warrant Shares bearing the restrictive legend set forth in Section 7.2 below, unless the conditions specified in such legend are satisfied and the transferees provide the Company with written representations required pursuant to the Securities Act for such transfer and such transferees agree to be bound by the terms and conditions of this Warrant. The Company may also instruct its transfer agent not to register the transfer of the shares of Warrant Shares unless the conditions set forth in the previous sentence are satisfied. Any transfer of the Warrant Shares is subject to the Company’s Articles of Association. The Holder may, subject to applicable securities laws and compliance with the foregoing, sell, transfer, assign, encumber, pledge or otherwise dispose or undertake to dispose of the Warrant.

7.2.                       Unless registered, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear legend substantially similar to the following:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

8.                                  LOSS, ETC. OF WARRANT

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company’s reasonable direct expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

9.                                  HEADINGS

The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

10.                          NOTICES

Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or seven (7) days after deposit with the post authority, for dispatch by registered or certified mail, postage prepaid and addressed to the Holder at the address set forth in the Company’s books and to the Company at the address of its principal offices set forth above, or when given by facsimile or other form of rapid written communication, provided that confirming copies are sent by such airmail.

11.                          GOVERNING LAW

This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Israel (regardless of the laws that might otherwise govern under applicable Israel principles of conflicts of law). Except as provided elsewhere herein, any dispute arising out of or in connection with this Warrant is hereby submitted to the sole and exclusive jurisdiction of the competent courts located in the District of Tel Aviv.

12.                             RIGHTS OF SHAREHOLDERS.   No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the shares of the applicable class of Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of share, reclassification of share, change of par value, consolidation, merger, conveyance, or otherwise) or, except as specified herein, to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of the applicable class of Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13.                             ADDITIONAL REPRESENTATIONS AND WARRANTIES BY THE HOLDER.   The Holder represents and warrants to the Company as follows:

(a)                               The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act (as defined below), or another comparable law, by reason of their issuance in a transaction exempt from registration under the Securities Act, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless the Warrant Shares have been registered for resale under the Securities Act or such resale is exempted from such registration. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act and its requirements for the resale of the Warrant Shares which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Holder further understands that the Warrant Shares have not been qualified under any state or non-U.S. securities law. The Holder understands that no public market now exists for any of the Warrant Shares and/or the Warrant and that the Company has made no assurances that a public market will ever exist for the Warrant Shares.

(b)                              The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(c)                               The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant including an entire loss of the value of such investment.

(d)                              If Holder is a resident or citizen of the United States or the offer of the Warrant Shares was made to the Holder, while such person or entity was in the United

States, then the Holder is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act.

(e)                               If the Holder is not a resident or citizen of the United States and the offer of the Warrant Shares was not made to the Holder while the Holder was in the United States, then the Holder acknowledge and agree that the offer and sale of the Warrant Shares is being made in reliance upon Regulation S promulgated under the Securities Act and that the offer and sale of the Warrant Shares constitutes an “offshore transaction” within the meaning of Regulation S, as amended from time to time.

14.                             ENTIRE AGREEMENT; AMENDMENT AND WAIVER

This Warrant and the Exhibit hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this Warrant may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of both the Company and the Holders of a majority of the outstanding Warrants issued pursuant to the SPA, except that any amendment that has an adverse effect on the financial terms of the Warrant shall require the consent of the affected Holder. Any amendment or waiver affected in accordance with this Section 14 shall be binding upon the Company, the holders of all Warrants and each transferee of the Warrants.

[SIGNATURE PAGE OF WARRANT TO FOLLOW]

SIGNATURE PAGE OF WARRANT

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the date first written above.

Radview Software Ltd.
By:
Name:
Title:	Director
By:
Name:
Title:

Agreed and Accepted:

Fortissimo Capital Fund GP LP. By: Fortissimo Capital (GP) Management Ltd., its general partner
By:
Name:	Yuval Cohen
Title:	Director

EXHIBIT A

Warrant Exercise Form

                        , 200

Radview Software Ltd.
2 Habarzel Street
Tel Aviv 69710
Israel

Dear Sirs,

Re:         Exercise of Warrant

The undersigned, pursuant to the provisions set forth in the attached Warrant      (No. PW-     ), hereby elects to purchase                        Preferred B Shares covered by such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $                . Such payment takes the form of (check applicable box):

$ in lawful money of the United States; and/or
the cancellation of such portion of the attached Warrant as is exercisable for a total of
Preferred B Shares (using a Fair Market Value of $ per share for purposes of this calculation), pursuant to the cashless exercise procedure set forth in Section 2.2.

The undersigned requests that the certificates for such shares be issued in the name of                 and delivered to                         whose address is                                               .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Ordinary Shares under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of Holder as specified on the face of the Warrant)
Address:

APPENDIX D

CONVERTIBLE LOAN AGREEMENT

This Convertible Loan Agreement (this “Agreement”) is entered into as of April 4, 2006 by and among Fortissimo Capital Fund GP, L.P., on behalf of the several parallel partnerships in which it serves as the General Partner (the “Lead Lender”), whose principal offices are located at 14 Hamelacha Street, Park Afek, Rosh Haayin 48091, Israel, Shem Basum Ltd., an Israeli company, having its address at 8 Hanna Senesh St., Kfar Saba, Israel (“Beilis”); Mr. Yehuda Zisapel, an individual having his address at 24 Raoul Wallenberg Street, Tel Aviv 69719, Israel (“Zisapel”) and Michael Chill, an individual having his address at 210 West 89th Street Apt. 4-N, New York, NY 10024, U.S.A. (“Chill”); each of Beilis, Zisapel and Chill a “Lender”, and together with the Lead Lender, the “Lenders”), and Radview Software Ltd., an Israeli corporation, corporate registration number 511627952, with its principal offices in Israel located at 2 Habarzel Street, Tel Aviv 69710, Israel and its principal offices in the U.S.A. located at 7 New England Executive Park, Burlington, MA 01803 (the “Company”, or the “Borrower”).

RECITALS

WHEREAS, Lenders and Borrower have entered into a Share Purchase Agreement, of even date hereof, pursuant to which the Lenders shall make an equity investment of up to US$3,000,000 in the Company (the “SPA”) and which also contemplates the extension by the Lenders to the Company, concurrently with the Closing of the SPA (the “SPA Closing”) of a convertible loan (the “Convertible Loan”) in the amount of US$250,000 (in addition to the Bridge Loan Amount referred to below); and

WHEREAS, on January 26, 2006, the Lead Lender and the Company entered into a Bridge Loan Agreement (the “Bridge Loan Agreement”), pursuant to which the Lead Lender has agreed to advance to the Company a bridge loan in the amount of up to $500,000, of which, as of the date hereof, an amount of $200,000 has already been advanced and additional funds may be advanced by the Lean Lender during the period starting from the date hereof and ending on the SPA Closing (the total amounts lent under the Bridge Loan Agreement prior to the SPA Closing and any interest accrued thereon are termed the “Bridge Loan Amount”); and

WHEREAS, pursuant to Section 1.2(b) of the Bridge Loan Agreement, at the SPA Closing, the Bridge Loan Amount shall automatically become subject to all of the terms and conditions of the this Agreement, as if the Bridge Loan Amount has been borrowed pursuant hereunder; and

WHEREAS,   Beilis, who is the Company’s Chairman of the Board, Zisapel, who is an existing shareholder of the Company, and Chill wish to participate in the Convertible Loan.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

ARTICLE 1—THE CONVERTIBLE LOAN

1.1                               The Convertible Loan.

(a)                              Subject to the terms and conditions of this Agreement, each of the Lenders, severally and not jointly, agrees to provide to the Borrower with a loan in the amount set forth opposite the name of such Lender in Schedule 1.1 hereto, amounting in the aggregate to a total of up to $550,000, which amount is comprised of $250,000, plus the balance available for borrowing by the Company under the Bridge Loan Agreement, which as of the date hereof is $300,000  (the “Principal Amount”).

(b)                             The Principal Amount shall bear interest at the rate of 8% per annum (the “Interest”), starting from the Loan Date (as defined below) and until the conversion of the Loan

Amount or the repayment thereof according to the provisions of Section 1.2 below. The Principal Amount, together with accrued Interest thereon, is referred to as the “Loan Amount”. To any Interest payment (including by way of conversion) there shall be added Value Added Tax (“VAT”) at the rate prescribed by the law.

(c)                              The Principal Amount shall be paid to the Company concurrently with the SPA Closing (the “Loan Date”).

1.2                               Repayment or Conversion.

(a)                              Unless earlier converted in accordance with the terms of Sub-section (b) below, the Loan Amount shall become immediately repayable in full upon the earlier to occur of: (a) the date which is thirty (30) days after the third anniversary of the Loan Date; or (b) at the option of a Lender with respect to such Lender’s portion of the Loan Amount, upon the occurrence of an Event of Default (as defined herein).

(b)                             At any time and from time to time after the Loan Date and up to the third anniversary of the Loan Date, a Lender may (a “Converting Lender”), at its sole discretion and as set forth in a prior written notice provided to the Company (the “Conversion Notice”), elect to convert all or part of its respective outstanding Principal Amount and interest accrued thereon (excluding income tax that is to be withheld with respect to such interest, if any) into the Company’s Series A Preferred Shares nominal value NIS 0.01 per share, at a price equal to Three Cent ($0.03) per Preferred Share (the “Conversion Price”). Any accrued interest not converted together with the principal amount on which it has accrued shall be paid to the Converting Lender in cash at the time of the applicable conversion. Payment of Interest by Borrower (either by way of conversion or repayment), shall be made against receipt of a VAT invoice issued by the Lender receiving such Interest, unless Borrower shall be permitted, under applicable law, to issue with respect to such payment a “self issued” VAT invoice (Heshbonit Atsmit). The Conversion Price shall be subject to adjustment for any bonus share issues, share splits, combinations and similar events and pursuant to the anti—dilution provisions applicable to the conversion of the Preferred Shares as set forth in the Company’s Articles of Association adopted in connection with the SPA Closing.

(c)                              Conversion of any portion of the Loan Amount shall be deemed as full repayment of such portion.

1.3                               Default Interest.

Without derogating from any rights or remedies afforded by law, any delay of more than ten (10) days in the payment of any amount due to a Lender from Borrower on account of the Loan Amount or otherwise due pursuant to this Agreement shall subject such overdue amounts to additional interest which shall accrue at an annual rate of four percent (4%) from the date such payment has become due and payable and until actual payment thereof. Such default interest shall be compounded daily.

1.4                               Payments.

All payments by Borrower to Lenders made under this Agreement shall be:

(a)                              Free and clear of and without deduction for all taxes, levies, imposts, deductions, assessments, charges or withholdings, and all liabilities with respect thereto of any nature whatsoever, provided the respective Lender has provided to Borrower in advance all documented exemptions and approvals required to implement the foregoing, to

Borrower’s reasonable satisfaction, including an Israeli Tax Authority exemption from tax withholding at the source. For the avoidance of doubt in the event that a Converting Lender has failed to provide the Company with an exemption as aforesaid, in connection with the conversion of any interest accrued in connection with such Lender’s full or partial conversion of its respective Principal Amount, the Company shall be eligible to withhold tax at the source in connection with such conversion.

(b)                             Made on a Business Day. For the purposes of this Agreement, the term “Business Day” means any day on which banks in Israel are open and execute foreign exchange transactions. For the avoidance of doubt, in the event any payment due to a Lender hereunder is to occur on a non Business Day, the obligation of Borrower to make such payment shall be deferred to the very next Business Day occurring thereafter.

(c)                              Made in lawful money of the United States of America or New Israeli Shekels, at the election of the applicable Lender, by wire transfer of immediately available funds to the Lender’s bank account the details of which will be provided by separate written notice by the Lender to Borrower at least seven (7) days prior to any required payment by Borrower hereunder.

1.5                               Deliverables by Borrower.

On or prior to the Loan Date, Borrower shall deliver to the Lenders the following:

(a)                              A copy of a resolution of Borrower’s audit committee, Board of Directors (the “Board”) and Shareholders, approving the execution and performance by Borrower of this Agreement and its annexes and the Charge Debentures (all, as defined below) in the forms attached as Exhibit A hereto, provided however, that absent approval by the Borrower’s audit committee, Beilis shall not participate in the Convertible Loan and each of the other Lenders shall have the right (but not the obligation) to lend to the Borrower its pro-rata portion of the Loan Amount that was to be extended by Beilis under Schedule 1.1 hereto. It is hereby clarified that the non-participation of Beilis in the Convertible Loan, as aforesaid, shall not effect the several obligation of each of the other Lenders to extend such Lender’s portion of the Principal Loan Amount in accordance with the terms hereof.

(b)                             Duly executed Charge Debentures (as defined below) with respect to the Charged Assets (as defined and set forth below) together with duly executed notices of Charges ready for filings with the applicable Israeli authorities in the forms provided for such purpose by applicable law that are attached as Exhibit B1 and Exhibit B2 hereto.

(c)                              Duly executed notice of Charges ready for filings with the applicable US authorities in the form or forms provided for such purpose by applicable law that is attached as Exhibit C hereto.

(d)                             A copy of the approval of the Israeli Investment Center of the Ministry of Industry, Trade and Labor to the transactions contemplated hereby.

1.7                               Lender’s Records.

Any amounts owed under this Agreement and any ancillary documents hereunder, including but not limited to Advancement of Installment Form/s entered into pursuant to the Bridge Loan Agreement, the Charge Debentures and all other contracts, instruments, addenda and documents executed in connection with this Agreement or the extensions of credit which are the subject of this Agreement (collectively, the “Loan Documents”), shall be evidenced by the respective entries in records maintained by the respective Lender for such purpose. Each payment on account of, and any other credits with respect to the Loan Amount and all other sums outstanding under any Loan Document shall be evidenced by the respective entries in such records. Absent manifest error, the applicable Lender’s records shall be prima-facie evidence thereof.

1.8                               Security.

(a)                              Borrower shall secure the repayment of all amounts due or which may become due to the Lenders from Borrower in accordance with the provisions of the Loan Documents (including the Bridge Loan Amount) by creating the following charges:

(i)                                 A floating charge on all of Borrower’s present and future tangible and intangible assets and rights of any kind, whether contingent or absolute as more fully set forth in the Floating Charge Debenture attached hereto as Schedule 1.8(a) (the “Floating Charge” and “Floating Charge Debenture”, respectively); and

(ii)                             A fixed charge on the Company’s (i) intellectual property rights, and (ii) accounts receivable, all as more fully set forth in the Fixed Charge Debenture attached hereto as Schedule 1.8(b) (the “Fixed Charge” and “Fixed Charge Debenture”, respectively).

(b)                             In this Agreement, (1) the Floating Charge and Fixed Charge shall collectively be referred to as the “Charges”, (2) the assets forming the subject matter of the Charges shall be referred to as the “Charged Assets”; and (3) the Floating Charge Debenture and Fixed Charge Debenture shall collectively be referred to as the “Charge Debentures”.

(c)                              As soon as practicable following the Loan Date, Borrower shall file with the applicable foreign governmental agencies the documents necessary to reflect the Charges with respect to Borrower’s Intellectual Property, more specifically referred to in the Charge Debentures as ‘Pledgor’s IP’ (the “Foreign Charges”). Borrower shall bear all costs and expenses in connection with such filings. It is expressly agreed that the filing of the Foreign Charges hereunder shall be deemed to satisfy Borrower’s undertaking to file such Foreign Charges pursuant to the last paragraph of Section 1.8 of the Bridge Loan Agreement.

(d)                             Each of Beilis, Zisapel and Chill (the “Co-Lenders”) expressly and irrevocably agree that they shall not take any action to realize their security interest under the Charge Debentures unless (i) the outstanding Loan Amount owed to such Co-Lender(s) exceeds $100,000;  (ii) at least 7 days prior notice of the contemplated action was delivered to the Lead Lender, and (iii) such action received the Lead Lender’s prior written consent, which consent can be withheld for any reason or for no reason, except that no such consent from the Lead Lender shall be required subsequent to the settlement, by the Company, of the entire portion of the Loan Amount owing thereby to the Lead Lender (whether by way of repayment or conversion pursuant to Section 1.2 hereof)

(e)                              For the avoidance of doubt, by execution of this Agreement Lead Lender hereby provides its consent, pursuant to Section 4.7(f)_of the Bridge Loan Agreement and Section 5 of each of the Fixed and Floating Charge Debentures (as defined under the Bridge Loan Agreement) for the Borrower to enter into the Charge Debentures (as defined herein) and the creation the Charges hereunder.

1.9                               Priority.

Except as provided below, all amounts borrowed hereunder, under the Bridge Loan Agreement as well as all other amounts due to the Lenders pursuant to the provisions of this Agreement, shall rank senior to any other Security Interest (as defined below) on the assets and rights of the Borrower and to any other indebtedness to banks, financial and lending institutions, creditors, shareholders or others.

The Charges created hereunder and under the Charge Debentures (as defined in Section 1.8) shall be subordinate only to the Charges created under the Bridge Loan Agreement and the Charge Debentures as defined under the Bridge Loan Agreement.

For the purposes of this Agreement a “Security Interest” shall mean any lien, pledge, encumbrance, security interests, charge or transfer, assignment over or in any person’s or entity’s property.

ARTICLE 2—REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower’s representations and warranties set forth in the SPA are incorporated herein by reference, are deemed to be made to each of the Lenders on the date hereof and shall have the same force and effect as if explicitly set forth herein.

ARTICLE 3—CONDITIONS PRECEDENT

3.1                               Conditions To Loan.

The obligation of each Lender to advance any or all of the Principal Amount is subject to the receipt by the Lender of the documents listed in Section 1.5 above together with a counterpart signature page of this Agreement and the Charge Debentures and the occurrence of the SPA Closing.

ARTICLE 4—BORROWER COVENANTS

During the term of this Agreement and until the performance of all of Borrower’s obligations towards the Lenders (including repayment or conversion pursuant to Section 1.2 hereof), Borrower covenants and agrees with the Lender as follows:

4.1                               Use of Funds.

Borrower agrees that it will use the Principal Amount for general working capital purposes, only in accordance with the budget attached as Schedule 4.1 hereto.

4.2                               Access to Facilities.

Borrower and any of its subsidiaries will permit any representatives designated by the Lead Lender, upon reasonable notice and during normal business hours and at reasonable intervals, at Lead Lender’s expense and accompanied by a representative of Borrower, to: (a) visit and inspect any of the properties of the Borrower and its subsidiaries; (b) examine the corporate and financial records of the Borrower and of its subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and (c) discuss the affairs, finances and accounts of the Borrower and of its subsidiaries with the directors, officers and independent accountants of the Borrower and/or  its subsidiaries.

4.3                               Taxes.

Borrower will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of Borrower; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings (such non payment to include those instances set in the Schedule of Exception and Disclosures attached to the SPA), and provided, further, that the Borrower will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

4.4                               Insurance.

Borrower will keep its assets which are of an insurable character insured by financially sound and reputable insurers against (a) loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Borrower; (b) other hazards and risks and liability to persons and property to the extent and in the manner which the Borrower believes is customary for companies in similar business similarly situated as the Borrower and to the extent available on commercially reasonable terms.

4.5                               Intellectual Property.

Borrower shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

4.6                               Required Approvals.

Borrower shall obtain the prior written approval of the Lead Lender before taking any of the below listed actions:

(a)                              Directly or indirectly declare or pay any dividends;

(b)                             Liquidate, dissolve or effect a creditors’ arrangement;

(c)                              Become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict Borrower’s right to perform the provisions of this Agreement or any other Loan Document;

(d)                             Create or acquire any subsidiary after the date hereof;

(e)                              Make or undertake to make, any disposition or transfer of any interest, in the Charged Assets, which under any of the Charge Debentures requires the prior written approval of the Lender;

(f)                                Conduct it business other than in the ordinary course of business.

ARTICLE 5—EVENTS OF DEFAULT

5.1          Events Of Default.   The occurrence of any of the following shall, at the option of the applicable Lender: (1) make the entire Loan Amount and any other amounts owing under any Loan Documents to such Lender immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands, and (2) subject to section 1.8(d) above, give the Lender the right to exercise any other right or remedy provided by contract or applicable law:

(A)                          Borrower shall fail to pay to the Lender any of the Principal Amount or Interest under this Agreement in a timely manner, or fail to pay any fees or other charges when due and such failure continues for ten (10) Business Days or more after the same first becomes due; or an event of default as defined in any other Loan Document shall have occurred.

(B)                           Any representation or warranty made, or financial statement, certificate or other document provided, by Borrower under any Loan Document shall prove to have been false or misleading in any material respect when made or deemed made herein.

(C)                           Borrower shall be unable to generally pay its debts as they become due or commence any insolvency proceeding with respect to itself; an involuntary insolvency proceeding shall be filed against Borrower, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower, and such involuntary insolvency proceeding, petition or appointment is acquiesced to by Borrower or is not dismissed within sixty (60) days; or the dissolution or termination of the business of Borrower.

(D)                          Borrower shall be in default beyond any applicable period of grace or cure under any other agreement involving the borrowing of an amount exceeding $40,000, from any person, which results in the acceleration of payment of such obligation.

(E)                           Any governmental or regulatory authority shall take any judicial or administrative action, that would have a Material Adverse Effect, and which cannot be cured by Borrower within sixty (60) days of such action.

(F)                            Any sale, transfer or other disposition of all or a substantial or material part of the assets of Borrower, including without limitation to any trust or similar entity, shall occur where such sale, transfer, lease or other disposition of assets would constitute a Material Adverse Change.

(G)                         Any judgment shall be entered against Borrower, which remains unsatisfied or un-stayed pending appeal for sixty (60) or more days after entry thereof; and/or any lien is granted by a competent court, or by any authorized execution office over all or a major part of the Borrower’s assets or bank accounts and such lien is not removed within sixty (60) days of its issuance.

(H)                         Borrower shall fail to perform or observe any covenant contained in this Agreement or any other Loan Document (including but not limited to any of the covenants contained in Article 4 above) and the breach of such covenant is not cured within thirty (30) days after the sooner to occur of Borrower’s receipt of notice of such breach from the Lender or the date on which such breach first becomes known to any officer of Borrower; provided, however, that if such breach is not capable of being cured within such 30-day period and Borrower timely notifies the Lender of such fact and Borrower diligently pursues such cure, then the cure period shall be extended to the date requested in Borrower’s notice but in no event more than ninety (90) days from the initial breach, and to the extent that such breach is not capable of cure regardless of any extension of time, then breach shall be deemed to have occurred for the purposes of this Article 5.

ARTICLE 6—BRIDGE LOAN PROVISIONS

Upon closing of this Agreement, the Bridge Loan Agreement shall be deemed amended such that the Bridge Loan Amount (as defined above) shall be deemed part of the Principal Amount hereunder and the provisions of this Agreement shall govern the parties rights and liabilities with  respect to the Bridge Loan Amount. Nothing in the above shall be deemed to derogate from Borrowers’ liabilities and Lead Lender’s rights and remedies as provided in the Bridge Loan Agreement, with respect to any Event of Default occurring prior to the SPA Closing.

ARTICLE 7—GENERAL PROVISIONS

7.1          Notices.   Any notice given by any party under any Loan Document shall be in writing and personally delivered, sent by overnight courier, or mail, postage prepaid, or sent by facsimile, to be promptly confirmed in writing, or other authenticated message, charges prepaid, to the other party’s or parties’ addresses shown on the cover page to this Agreement. Each party may change the address or facsimile number to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given by hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next Business Day after delivery to the courier service; if by first class mail, on the third Business Day after deposit in the Mail; and if by telecopy, on the date of transmission.

7.2          Binding Effect.   The Loan Documents shall be binding upon and inure to the benefit of Borrower and the Lenders and their respective successors and assigns; provided, however, that Borrower may not assign or transfer Borrower’s rights or obligations under any Loan Document without the Lender’s prior written consent except in connection with a consolidation, merger or other transaction in compliance with the provisions of this Agreement. Each of the Lenders reserves the right, to sell, assign, transfer, negotiate or grant participation in all or any part of, or any interest in, such Lenders rights and obligations under the Loan Documents, provided that any transferee or assignee hereunder agrees in writing to be bound by this Agreement. In connection with any of the foregoing, Lender may disclose all documents and information which Lender now or hereafter may have relating to the Convertible Loan, the Borrower, or its business; provided that any person who receives such information shall have agreed in writing in advance to maintain the confidentiality of such information.

7.3          No Waiver.   Any waiver, consent or approval by Lender of any event of default or breach of any provision, condition, or covenant of any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of any Loan Document. No failure or delay on the part of Lender in exercising any power, right, or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege. Lender has the right at its sole option to continue to accept Interest and/or Principal Amount payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the maturity date unless Lender agrees otherwise in writing.

7.4          Rights Cumulative.   All rights and remedies existing under the Loan Documents are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

7.5          Unenforceable Provisions.   Any provision of any Loan Document executed by Borrower which is prohibited or unenforceable in any jurisdiction, shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of any such Loan Document shall remain valid and enforceable.

7.6          Indemnification; Exculpation.   Borrower shall, upon a Lender’s first written demand, pay and protect, defend and indemnify such Lender and Lender’s employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Lender, collectively “Agents”) against, and hold the Lender and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys’ fees and costs) and other amounts incurred by Lender and each such Agent, arising from (i) any breach by the Borrower of an undertaking by the Borrower under this Agreement, (ii) any breach by the Borrower of any representations and warranties in Section 4 above, or (iii) any action to enforce the Lender’s rights hereunder, including by realization of the Charges, provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Lender’s or any Agent’s gross negligence or willful misconduct and, further provided, that indemnification pursuant to subsection 7.6.(iii) above shall be contingent upon the enforcement action referred to therein not being contested by the Borrower or, if contested, such enforcement action has been confirmed by a ruling of a competent court. This indemnification shall survive for period of two (2) years from the payment and satisfaction of all of Borrower’s obligations to the Lender.

7.7          Execution In Counterparts.   This Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

7.8          Entire Agreement.   The Loan Documents and the Bridge Loan Agreement are intended by the parties as the final expression of their agreement with respect to the subject matter hereof and therefore contain the entire agreement between the parties and supersede all prior understandings or agreements concerning the subject matter hereof. The term “this Agreement” shall be deemed to include all schedules thereof and the Schedule of Exceptions and Disclosures to the SPA as well. This Agreement may be amended only in a writing signed by Borrower and the Lead Lender.

7.9          Governing Law And Jurisdiction.   This Agreement and any and all of the Loan Documents shall be deemed to have been executed and delivered in the State of Israel, and the validity, enforcement and construction hereof shall be governed in all respects by the internal laws (without regard to principles of conflicts of law) of the State of Israel. Any legal action or proceeding arising under or in relation to this Agreement and any of the Loan Documents shall be filed exclusively in a court of competent jurisdiction within the State of Israel. In addition, each of the undersigned parties consents and agrees that any competent court in which such legal action or proceeding is commenced may exercise jurisdiction over his, her or its person for purposes of enforcing the terms of this Agreement and any of the Loan Documents and agrees not to assert that venue in Israel is inappropriate or inconvenient.

7.10       Interpretation.   The headings of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. The preamble to this Agreement shall be deemed an integral part hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK—SIGNATURE PAGE TO FOLLOW]

SIGNATURE PAGE OF CONVERTIBLE LOAN AGREEMENT

In Witness Whereof, Borrower and Lenders have executed this Agreement as of the date set forth in the preamble.

BORROWER		LEAD LENDER
RADVIEW SOFTWARE LTD.		FORTISSIMO CAPITAL FUND GP, L.P. BY: FORTISSIMO CAPITAL (GP) MANAGEMENT LTD., ITS GENERAL PARTNER
/s/ ILAN KINREICH		/s/ YUVAL COHEN
Name:	Ilan Kinreich	Name:	Yuval Cohen
Title:	President and CEO	Title:
/s/ CHRISTOPHER DINEEN
Name:	Christopher Dineen
Title:	Chief Financial Officer
SHEM BASUM LTD.
/s/ SHAI BEILIS
Name:	Shai Beilis
Title:
YEHUDA ZISAPEL
/s/ YEHUDA ZISAPEL
Name:	Yehuda Zisapel
MICHAEL CHILL
/s/ MICHAEL CHILL
Name:	Michael Chill

Schedule 1.1

Name of Lender	Principal Amount
Fortissimo Capital Fund GP, L.P. (Lead Lender)	$62,500
Shem Basum Ltd. / Shai Beilis	50,000
Yehuda Zisapel	125,000
Michael Chill	12,500
Sub-total	250,000
Fortissimo Capital Fund GP, L.P.—balance of Bridge Loan*	300,000
Total	$550,000

*                                        Fortissimo Capital Fund GP, L.P. has already provided $200,000 under the Bridge Loan. This $300,000 amount shall be reduced by any additional funds lent by Fortissimo to the Company between the signing of this Agreement and the SPA Closing.

APPENDIX E

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of [            , 2006] by and among Radview Software Ltd., an Israeli corporation, corporate registration number 511627952, with its principal offices in Israel located at 2 Habarzel Street, Tel Aviv 69710, Israel and its principal offices in the U.S.A. located at 7 New England Executive Park, Burlington, MA 01803  (the “Company”), the holders of Preferred Shares of the Company (as defined below), as set forth on Schedule A attached hereto and, the holders of the Existing Ordinary Shares (as defined below) set forth on Schedule A (each of them, a “Holder”, and, collectively the “Holders”).

WHEREAS,   the Holders (except for Zohar Zisapel and Formula Ventures) and the Company entered into agreements with the Company pursuant to which they were issued shares Series A Preferred shares of the Company, of nominal value NIS 0.01 each (the “Preferred A Shares”) and warrants to purchase Series B Preferred Shares of the Company, of nominal value NIS 0.01 each (the “Warrants” and the “Preferred B Shares”, respectively), such Preferred A Shares and Preferred B Shares being convertible into Ordinary Shares of the Company of nominal value NIS 0.01 each (the “Ordinary Shares”); and

WHEREAS,   the Company hereby undertakes to register the Ordinary Shares into which the Preferred A Shares and Preferred B Shares are convertible.

NOW, THEREFORE,   in consideration of the foregoing, the parties agree as follows:

1.               DEFINITIONS

Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed thereto in the Share Purchase Agreement by and among the Company and the Holders, dated as of March 30, 2006 (the “SPA”). As used herein, the following terms have the following meanings, unless the context specifically requires otherwise:

1.1.                          “Commission” means the United States Securities and Exchange Commission.

1.2.                          “Effective Date” means the date of upon which this Agreement becomes effective under Section 22 hereof.

1.3.                          “Form S-3” means such S-3 or F-3 form, as applicable, under the Securities Act as in effect on the date hereof, or substantially similar thereto and available to the Company or any registration form under the Securities Act subsequently adopted by the Commission, which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

1.4.                          “Formula Ventures” shall mean Formula Ventures L.P., FB-PEH L.P. and Formula Ventures (Israel) L.P.

1.5.                          “Fortissimo” shall mean Fortissimo Capital G.P., L.P., on behalf of several limited partnerships for which it serves as general partner, and any of its successors, assignees or transferees.

1.6.                          “Person” means a corporation, an association, a trust, a partnership, a limited liability company, a joint venture, an organization, a business, or an individual.

1.7.                          “Preferred Shares” means the Preferred A Shares and the Preferred B Shares.

1.8.                          “Register”, “registered”, and “registration” means a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement, or the equivalent actions under the laws of another jurisdiction.

1.9.                          “Registrable Shares” means the (i) all Ordinary Shares issuable upon conversion of the Preferred Shares owned now or in the future by the Holders;  (ii) any other security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of any of said Ordinary Shares; and (iii) all Ordinary Shares beneficially owned as of the date hereof by any of Yehuda Zisapel, Zohar Zisapel, Shai Beilis and/or Formula Ventures, as set forth on Schedule A hereto (the “Existing Ordinary Shares”), provided, however, that Registrable Shares shall not include any Ordinary Shares referenced in (i), (ii) or (iii) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which may be sold to the public without restriction pursuant to Rule 144 during any 90-day period.

1.10.                   “Securities Act” means the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2.               INCIDENTAL REGISTRATION

2.1.                          If the Company proposes, at any time after the Effective Date, to register any of its securities (other than a registration statement on Form S-8 or any equivalent or successor form), for its own account or for the account of any other person, it shall give prompt notice to the Holders of such intention. Upon the written request of a Holder, given within ten (10) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Shares indicated in such request, so as to permit the disposition of the shares so registered in the manner requested by the Holder(s).

2.2.                          Notwithstanding any other provision of this Section 2, with respect to an underwritten public offering by the Company, if the managing underwriter advises the Company in writing that marketing or other factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, first, the Existing Ordinary Shares, then shares (other than the Existing Ordinary Shares) held by Holders and by other shareholders of the Company who are entitled to have their shares included in such registration pro rata among them (on the basis of the Registrable Shares they hold) to the extent necessary to satisfy such limitation. In the event that the Holders are limited in the number of Registrable Shares that may be included in a Registration, such limitation shall apply pro-rata among them (on the basis of the Registrable Shares they hold and excluding the Existing Ordinary Shares, which are the first to be cut-back). All Holders proposing to distribute their Registrable Shares through underwritten public offering by the Company under this Section 2, shall enter into an underwriting agreement in customary form with the underwriter(s) designated for such purpose that may also include a lock-up requirement.

3.               DEMAND REGISTRATION

3.1.                          Following the Effective Date, Fortissimo may request in writing that all or part of the Registrable Shares, be registered under the Securities Act (a “Demand”). Such Demand must request the registration of at Registrable Shares with a market value of at least $350,000. The Company shall give written notice of such request to all other Holders. If such other Holders (the “Joining Holders”), intend to participate in the registration under this Section 3, they shall notify the Company in writing (the “Reply”) within twenty (20) days following receipt of the Company’s notice and shall include in their Reply the number of Registrable Shares they desire to register. The Company shall effect, as soon as practicable, the registration, on Form S-1 (or F-1) or on Form S-3 (or any successor form for securities to be offered in a transaction of the type referred to in Rule 415 under the Securities Act, and any related qualification or compliance), of all Registrable Shares as to which it has received such request for registration as promptly as practicable. Fortissimo shall be entitled to four (4) such demand registrations.

3.2.                          The Company represents as at the date hereof that it satisfies the Registrant Requirements (as defined in the general instructions for Form S-3) for the use of Form S-3 for the registration of the resale of securities under the Securities Act.

3.3.                          If Fortissimo intends to distribute Registrable Shares covered by its request by means of an underwriting, it shall so advise the Company as part of its request made pursuant to this Section 3, and the Company shall include such information in its notice to the Joining Holders as described above. The underwriter shall be designated in accordance with the provisions of Section 5.1 below. In such event, the right of any Joining Holder to include its Registrable Shares in such registration shall be conditioned upon such Joining Holder’s participation in the underwriting and the inclusion of the Joining Holder’s Registrable Shares in the underwriting shall be subject to any maximum limitations imposed by the underwriter (with any cut-back applied to the Registrable Shares proposed to be included by the Joining Holders, pro-rata among such Holders on the basis of the Registrable Shares they hold, excluding the Existing Ordinary Shares, which shall be the first to be cut-back). All Joining Holders proposing to distribute their Registrable Shares through the underwriter shall enter into an underwriting agreement in customary form with the underwriter(s) designated for such purpose that may also include a lock-up requirement. If any Joining Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw from the proposed registration by written notice to the Company, the underwriter and Fortissimo. The Registrable Shares so withdrawn from the underwriting shall also be withdrawn from the registration; provided that, if by the withdrawal of such Registrable Shares, a greater number of Registrable Shares held by the Joining Holders may be included in the registration (up to the maximum limitations imposed by the underwriter), then the Company shall offer to all Joining Holders who have included Registrable Shares in the registration, the right to include additional Registrable Shares on a pro rata basis based on the number of Registrable Shares held by all such Joining Holders.

4.               DELAY OF REGISTRATION

The Company may delay the filing or effectiveness of any registration statement prepared pursuant to Section 3 for a period of up to one hundred and twenty (120) days after the date of a request for registration pursuant to Section 3, if the Company determines, in good faith, that (a) it is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization, or other material transaction by or of the Company, and (b) disclosure of such information would jeopardize any such transaction or otherwise materially harm the Company; provided, however, that the Company may exercise such right to delay the filing of a registration statement only once in any twelve month period.

5.               DESIGNATION OF UNDERWRITER

5.1.                          In the event of any registration effected pursuant to Section 3, Fortissimo at its sole discretion, shall have the right to designate the managing underwriter(s) in any underwritten offering.

5.2.                          In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter.

6.               EXPENSES

All expenses incurred by the Company in connection with any registration under Section 2 or Section 3 shall be borne by the Company, other than the participating Holders’ pro rata portion of the underwriters’ fees and discounts payable to any underwriter. The Company shall pay reasonable fees and disbursements of one counsel to the Holders.

7.               INDEMNITIES

If any Registrable Shares are included in a registration statement pursuant to this Agreement:

7.1.                          The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or such underwriter or serves as an officer thereof (collectively and individually referred to as the “Indemnified Party”), from and against any and all losses, damages, claims, liabilities, joint or several, costs, and expenses (including any amounts paid in any settlement effected with the Company’s consent, which consent will not be unreasonably withheld) to which such Indemnified Party may become subject under applicable law or otherwise, insofar as such losses, damages, claims, liabilities (or actions or proceedings in respect thereof), costs, or expenses arise out of are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement or included in the prospectus, as amended or supplemented (including, in each case, all documents incorporated by reference therein, as such documents may have been updated by later dated documents), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rules or regulations promulgated thereunder, and the Company will reimburse each Indemnified Party, promptly upon demand, for any reasonable legal or any other expenses incurred by them in connection with investigating, preparing to defend, or defending against, or appearing as a third-party witness in connection with such loss, claim, damage, liability, action, or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost, or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, so made in conformity with information furnished to the Company by the Indemnified Party, in writing, specifically for inclusion therein. The foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement), or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus at the time the registration statement becomes effective in the final prospectus, such indemnity agreement shall not inure to the benefit of any Indemnified Party if a copy of the final prospectus was not furnished to the person or entity asserting the loss, liability, claim, or damage at or prior to the time such furnishing is required by the Security Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; and provided, further, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the Company’s consent, which consent will not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party, and regardless of any sale in connection with such offering by such Holder. Such indemnity shall survive the transfer of securities by a Holder.

7.2.                          Each Holder participating in a registration hereunder will indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, any underwriter for the Company, and each person, if any, who controls the Company or such underwriter or serves as an officer thereof (collectively and individually, the “Indemnifiable Parties”), from and against any and all losses, damages, claims, liabilities, costs, or expenses (including any amount paid in any settlement effected with such Holder’s consent, which consent will not be unreasonably withheld) to any Indemnifiable Party may become subject under applicable law or otherwise, insofar as such losses, damages, claims, liabilities or actions or proceedings in respect thereof, costs, or expense arise out of or are based on (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement or included in the prospectus, as amended or supplemented, including, in each case, all documents incorporated by reference therein, as such documents may have been updated by later dated documents, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, and such Holder will reimburse each Indemnifiable Party, promptly upon demand, for any reasonable legal or other expenses incurred by such Indemnifiable Party in connection with investigating, preparing to defend, or defending against, or appearing as a third-party witness in connection with such loss, claim, damage, action, or proceeding; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by such Holder specifically for inclusion therein. The foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement), or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus at the time the registration statement becomes effective in the final prospectus, such indemnity agreement shall not inure to the benefit of (a) the Company, and (b) any underwriter, if a copy of the final prospectus was not furnished to the person or entity asserting the loss, liability, claim, or damage at or prior to the time such furnishing is required by the Security Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such claim loss, damage, liability, or action if such settlement is effected without the consent of such Holder, as the case may be, which consent shall not be unreasonably withheld; and provided, further, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Holder, to an amount equal to the net proceeds actually received by such Holder from the sale of Registrable Shares sold pursuant to such registration.

7.3.                          Promptly after receipt by an Indemnified and/or Indemnifiable Party pursuant to the provisions of Section 7.1 or 7.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such Indemnified and/or Indemnifiable Party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Section 7.1 or 7.2, promptly notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party shall only relieve it from any liability which it may have to any Indemnified and/or Indemnifiable Party to the extent that such indemnifying party has been damaged by such omission to notify hereunder. In case such action is brought against any Indemnified and/or Indemnifiable party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified or Indemnifiable Party; provided, however, that if the defendants in any action include both the Indemnified or Indemnifiable Party and the indemnifying party and if in the reasonable judgment of the Indemnified or Indemnifiable party there are separate defenses that are available to the Indemnified or Indemnifiable party or there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the Indemnified or Indemnifiable party, the Indemnified or Indemnifiable Party(ies) shall have the right to select, at the expense of the indemnifying party, separate counsel to participate in the defense of such action; provided, further, however, that if the  Holders are the Indemnified Party, the Holders shall be entitled to one (1) separate counsel at the expense of the Company and if underwriters are also Indemnified parties who are entitled to counsel separate from the indemnifying party, then all underwriters as a group shall be entitled to one (1) separate counsel at the expense of the Company. After notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified or Indemnifiable Party pursuant to the provisions of said Section 7.1 or 7.2 above for any legal or other expense subsequently incurred by such Indemnified or Indemnifiable Party in connection with the defense thereof, unless (i) the Indemnified or Indemnifiable Party shall have employed counsel in accordance with the provision of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnified or Indemnifiable Party to represent the same within a reasonable time after the notice of the commencement of the action and within fifteen (15) days after written notice of the Indemnified or Indemnifiable Party’s intention to employ separate counsel pursuant to the previous sentence, (iii) the indemnifying party has authorized the employment of counsel for the Indemnified or Indemnifiable Party at the expense of the indemnifying party, or (iv) the indemnifying party has authorized the employment of counsel but such party or counsel fails to vigorously defend the action. No indemnifying party will consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified or Indemnifiable Party of a release from all liability in respect to such claim or litigation.

7.4.                          If recovery is not available under the foregoing indemnification provisions, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties’ relative knowledge and access to information concerning the matter with respect to which the right to indemnification was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable consideration appropriate under the circumstances. In no event shall any party that is found liable for fraudulent misrepresentation within the meaning of Section 1(f) of the Securities Act be entitled to contribution hereunder from any party not found so liable.

8.               COOPERATION OF THE HOLDERS

The Holders shall execute the documentation that is customary to effect a registration statement for such Holder’s securities.

9.               OBLIGATIONS OF THE COMPANY

Whenever required under this Agreement to effect the registration of any Registrable Shares, the Company shall use it best efforts, as expeditiously as possible:

9.1.                          Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective with the Commission or pursuant to the blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, and keep such registration statement effective for a period of up to two (2) years for any registration under Form S-3 (which shall be kept effective subject to the provisions of Securities Act Rule 415), or for nine (9) months for any registration under S-1, or if sooner until the distribution contemplated in the registration statement has been completed.

9.2.                          Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement.

9.3.                          Furnish to the Holders and each duly authorized underwriter such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by the Holders.

9.4.                          In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such agreement.

9.5.                          Notify each Holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly amend such prospectus by filing a post effective supplement so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and deliver copies thereof to the Holder.

9.6.                          Cause all Registrable Shares registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

9.7.                          Provide a transfer agent and registrar for all Registrable Shares registered pursuant to this Agreement and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration.

9.8.                          Furnish, at the request of any Holder, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters, if any, and to such Holder.

9.9.                          Promptly notify each Holder, if the Holder is selling Registrable Shares covered by a registration statement, of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement.

10.                               FURNISH INFORMATION

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2 or 3 that the Holders participating in such registrations shall furnish to the Company such information regarding themselves, the Registrable Shares held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Shares.

11.                               PUBLIC INFORMATION

The Company shall undertake to make publicly available and available to the Holders adequate current public information within the meaning of, and as required pursuant to, Rule 144 and shall use its reasonable best efforts to satisfy the Registrant Requirements for the use of Form S-3 during the term of this Agreement.

12.                               NON-UNITED STATES OFFERING

In the event of a public offering of securities of the Company outside of the United States, the Company will afford the Holders registration rights in accordance with applicable law and comparable in substance to the foregoing registration rights.

13.                               ASSIGNMENT OF REGISTRATION RIGHTS

The rights to cause the Company to register Registrable Shares pursuant to this Agreement may only be assigned by a Holder (the “Assignment”), provided that (a) the Assignment shall be concurrent with the sale or transfer of Registrable Shares and only with respect to the transferred Registrable Shares, (b) the Company, is upon such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

14.                               CHANGES IN REGISTRABLE SHARES

If there are any changes in the Registrable Shares by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Shares as so changed.

15.                               ENTIRE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and any and all registration rights that the Company had previously granted to any party hereto in any capacity whatsoever. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least a majority in interest of Registrable Shares and any such amendment, waiver, discharge or termination shall be binding on all the Holders. Notwithstanding the above, any amendment that dis-proportionally adversely affects any Holder (except with respect to the Existing Ordinary Shares), shall require the consent of the affected Holder.

16.                               GOVERNING LAW; JURISDICTION

This Agreement shall be governed and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof, except for the clauses regarding registration rights, which will be interpreted in accordance with U.S. Federal Law. Any dispute arising under or in relation to this Agreement shall be resolved in the competent court for Tel Aviv-Jaffa District, and each of the parties hereby submits irrevocably to the jurisdiction of such court.

17.                               SUCCESSORS AND ASSIGNS

Subject to the provisions of Section 13 above, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

18.                               NOTICES

18.1.                   All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be telecopied or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party’s address as set forth below:

If to the Holders: to such address and by facsimile as set forth in Schedule A.

If to the Company:	Radview Software Ltd.
Attn: Chief Executive Officer

2 Habarzel Street
Tel Aviv 69710
Israel
Facsimile: +972-3-647-1406

or such other address with respect to a party as such party shall notify each other party in writing as above provided.

18.2.                   Any notice sent in accordance with this Section 18 shall be effective (i) if mailed, five (5) business days after mailing, (ii) if sent by messenger, upon delivery, and (iii) if send via telecopier, upon transmission and telephonic confirmation of receipt.

19.                               SEVERABILITY

Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any party whether arising by reason of the law of the respective party’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.                               TITLES AND SUBTITLES

The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

21.                               COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by exchange of signatures via facsimile.

22.                               EFFECTIVE DATE

This Agreement shall become effective concurrently with the First Closing of the SPA, and shall terminate on the date that is seven years thereafter.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have signed this Agreement, as of the date first appearing above.

RADVIEW SOFTWARE LTD.	FORTISSIMO CAPITAL FUND GP LP.

By:	BY: FORTISSIMO CAPITAL (GP)
Name:	MANAGEMENT LTD., ITS GENERAL PARTNER
Title:

By:	By:
Name:	Name:	Yuval Cohen
Title:	Title:	Director

SHEM BASUM LTD.	YEHUDA ZISAPEL
BY: SHAI BEILIS

MICHAEL CHILL	ZOHAR ZISAPEL

FORMULA VENTURES L.P.	FB-PEH L.P.

By:	By:
Name:	Name:
Title:	Title:

FORMULA VENTURES (ISRAEL) L.P.

By:
Name:
Title:

SCHEDULE A

List of Holders

Preferred Shares

Name of Investor	Address
Fortissimo Capital Fund, LP	c/o Marc Lesnick Fortissimo Capital Management Ltd. 14 Hamelacha Street Park Afek, Rosh Haayin 48091 Fax: +972-3-9157411
With a copy to: Shlomo Landress, Adv. Amit, Pollak, Matalon & Co. NYP Tower, 17 Yitzhak Sadeh St. Tel-Aviv 67775 Israel
Shem Basum Ltd.	C/o Shai Beilis Hana Sensh St. Kfar-Saba, Israel
Yehuda Zisapel	24 Raoul Wallnberg Street Tel-Aviv 69719, Israel Fax: +972-3-6440639
With a copy to: Yael Langer, Adv. RAD Bynet Group Legal Department 24 Raoul Wallenberg St. Tel-Aviv 69719, Israel Fax: +972-3-6498248
Michael Chill	210 West 89h Street Apt. 4N New York, NY 10024

Existing Ordinary Shares

Name	Address	Number of Existing Ordinary Shares
Shai Beilis (Shem Basum Ltd.)	Same as above	1,715,609
Formula Ventures L.P.	11 Galgalei Ha’Plada St. Hertzliya, 46733, Israel	1,108,593
FB-PEH L.P.	Same as above	311,947
Formula Ventures (Israel) L.P.	Same as above	356,140
Yehuda Zisapel	Same as above	2,079,522
Zohar Zisapel	Same as above	2,079,522

APPENDIX F

MANAGEMENT SERVICES AGREEMENT

This Management Services Agreement (this “Agreement”) is entered into as of [  ], 2006, by and among Radview Software Ltd., an Israeli corporation, corporate registration number 511627952, with its principal offices in Israel located at 2 Habarzel Street, Tel Aviv 69710, Israel and its principal offices in the U.S.A. located at 7 New England Executive Park, Burlington, MA 01803 (the “Company”) and Fortissimo Capital Fund GP, LP on behalf of the several parallel partnerships for which it serves as the General Partner, whose principal offices are located at 14 Hamelacha Street, Park Afek, Rosh Haayin 48091, Israel (“Fortissimo”).

WHEREAS,

the Company, Fortissimo and certain other investors have entered into a Share Purchase Agreement dated ~~March~~                    April 4, 2006 (the “SPA”; all capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the SPA); and

WHEREAS,

Fortissimo and the Investors will purchase, subject to the closing of the transactions contemplated under the SPA (the “Closing”), a substantial shareholding position in the Company and they intend to actively participate in the management of the Company, including by way of election of members of the Company’s Board of Directors (the “Board”); and

WHEREAS,

the Company desires to retain management services of Fortissimo pursuant to the terms and conditions set forth in this Agreement, and Fortissimo agrees to provide such services to the Company on such terms and conditions.

NOW, THEREFORE, in consideration of the covenants and conditions hereinafter set forth, the parties hereby agree as follows:

1.                 SCOPE OF SERVICES

Management Services

1.1.      Fortissimo, through its employees, officers and directors, will conduct regular meetings and discussions with members of the Company’s management, to assist and advise them on matters concerning the affairs and business of the Company and render such other management services and advice as may be agreed to from time to time by the Company and Fortissimo (the “Management Services”).

1.2.      In rendering the Management Services hereunder, Fortissimo shall cooperate with the Company and utilize professional skill and diligence to provide the expertise required in connection with such services. Fortissimo shall dedicate as much time as will be reasonably necessary for the proper performance of the Management Services.

Board Services

1.3.      Fortissimo and the Investors are entitled, under the terms of the SPA and subject to the Closing, to elect a majority of the Board, including as the chairman of the Board (the “Fortissimo Directors”). The services rendered by the directors and the Chairman will be referred hereinafter as the “Board Services”.

1.4.      For the avoidance of doubt, it is clarified that in serving as members of the Board, the Fortissimo Directors, including the Chairman, shall not be employees of the Company, nor shall the payment of the Management Fee (defined below) by the Company create employee-employer relations between the parties hereto or entitle the Fortissimo Directors to any social benefits.

1.5.      In providing the Board Services, the Fortissimo Directors shall be subject to any and all fiduciary and other duties applicable under law upon members of the board of directors.

2.                 COMPENSATION

2.1.      In consideration of the performance of the Management Services and the Board Services hereunder, the Company shall pay to Fortissimo management services fees as follows: (i) annual management fees in the amount of fifty thousand United States dollars (US$50,000) (the “Management Fee”), to be paid in equal quarterly installments of twelve thousand five hundred United States dollars (US$12,500) each; and (ii) an additional payment of up to seventy thousand United States dollars (US$70,000) payable at the end of each fiscal year (starting from 2006) in the event that the Company is profitable in such fiscal year (the “Additional Fees”), and provided however, that any payment of such Additional Fees shall be payable only out of profits of the Company. Each quarterly installment of Management Fees shall be paid not later than the thirtieth (30th) day of each calendar quarter for services rendered during the preceding calendar quarter. The Additional Fees shall be paid no later than thirty (30) days from the date on which the Company’s annual financial statements have been approved by the Board. For the avoidance of doubt, if the Company’s profits in a particular year shall not suffice for full payment of the Additional Fees, payment of Additional Fees for that particular year shall be made up to the then available profits for that particular year.

2.2.      The Company will reimburse Fortissimo for reasonable documented out-of-pocket business expenses borne by Fortissimo or any of its employees, directors or officers in connection with the provision of the Management Services, in accordance with policies approved by the Board.

2.3.      All payments under this Agreement shall be made against the issuance of valid invoices by Fortissimo to the Company. Value Added Tax (“VAT”) pursuant to applicable law shall be added to all payments hereunder.

2.4.      Except for VAT, the Management Fee and the Additional Fees shall be inclusive of all taxes that may be incurred by the Company and/or Fortissimo Directors and/or Fortissimo in connection with the payment thereof, and any such taxes shall be borne by the Fortissimo Directors and/or Fortissimo. Furthermore, the Management Fee and Additional Fees are the full and final compensation for the provision of the Management Services and the Board Services and shall be in lieu of any and all payments that are due to the Fortissimo Directors in their capacity as members of the Board or any of its committees to which they are appointed, except for the right to receive options to purchase ordinary shares of the Company granted to the Company’s directors from time to time. Notwithstanding the above, Fortissimo Directors who are not employees, directors or officers of Fortissimo shall be entitled to such compensation, payments and options as are provided to the other Company Board members.

3.                 TERM AND TERMINATION

3.1.      This Agreement shall only come into effect at the Closing of the SPA, following receipt of the approval of the Company’s shareholders at the Shareholders Meeting.

3.2.      In the event such approval is not obtained, this Agreement shall expire and become null and void, without giving any right or claim to either party in this respect. Nothing herein shall be deemed to derogate from Fortissimo’s rights under the SPA, including without limitation with respect to the Break-Up Fees.

3.3.      This Agreement may be terminated by Board resolution that may be adopted as such time as the Board includes less than three (3) Fortissimo Directors, and subject to one hundred and twenty

(120) days prior written notice to Fortissimo. In the event of termination hereunder, Fortissimo shall be entitled to receive a pro-rated part of the Management Fee and Additional Fees.

4.                 INDEPENDENT CONTRACTORS. Fortissimo is an independent contractor and is not an agent or employee of, and has no authority to bind the Company by contract or otherwise. Fortissimo will perform the Management Services under the general direction of the Company.

5.                 MISCELLANEOUS

5.1.      Entire Agreement. This Agreement and the SPA contain the entire agreement of the parties with relation to the subject matter hereof, and cancel and supersede all prior and contemporaneous negotiations, correspondence, understandings and agreements (oral or written) of the parties relating to such subject matter.

5.2.      Amendment. This Agreement may not be modified or amended except by mutual written agreement of the parties.

5.3.      No Waiver. No failure, delay of forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party’s rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms of conditions hereof.

5.4.      Assignment. Except as provided herein, this Agreement shall not be assigned by a party hereof to a third party without the other party’s prior written consent and any attempt to effect an assignment of this Agreement or any portion thereof without obtaining such consent shall be null and void.

5.5.      Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein

5.6.      Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given for all purposes (a) seven (7) days after it is mailed by registered mail; (b) upon the transmittal thereof by facsimile; or (c) upon the manual delivery thereof, to the respective party’s address set forth in the preamble or to such other address with respect to a party as such party shall notify the other party in accordance with the above.

5.7.      Counterparts. This Agreement may be executed in multiple counterparts, including, without limitation, by facsimile signature, which taken together shall constitute a single document.

5.8.      Governing Law and Jurisdiction. This Agreement and the transactions contemplated hereunder shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to rules respecting conflict of law that would cause the laws of any jurisdiction other than the State of Israel to be applied. The competent courts of Tel Aviv-Jaffa shall have sole and exclusive jurisdiction to hear and resolve any disputes among the parties related to this Agreement.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE PAGE OF MANAGEMENT AGREEMENT

IN WITNESS WHEREOF,   the parties have signed this Management Services Agreement as of the date first set forth above.

Radview Software Ltd.	Fortissimo Capital Fund GP LP. By: Fortissimo Capital (GP) Management Ltd., its general partner

By:	By:
Name:	Name:	Yuval Cohen
Title:	Title:	Director

By:
Name:
Title:

APPENDIX G

INDEMNIFICATION AGREEMENT

Indemnification Agreement from Radview Software Ltd. to [Director] (the “Office Holder”) and to be acknowledged and signed by Office Holder

You are or have been appointed a director or office holder of Radview Software Ltd. (the “Company”), and in order to enhance your service to the Company in an effective manner, the Company desires to provide for your indemnification to the fullest extent permitted by law, all in accordance with the provisions contained herein.

In consideration of your continued service to the Company, the Company hereby agrees as follows:

1.                Subject to any amount limitations contained herein, the Company hereby undertakes to indemnify you to the maximum extent permitted by the Companies Law, 5759-1999, as amended (the “Companies Law”) in respect of the following:

1.1          Any monetary obligation imposed on you in favor of another person, pursuant to a judgment, including a judgment given in settlement or a court approved arbitration award, in respect of any act or omission (“action”) taken or made by you in your capacity as an Office Holder; and

1.2          All reasonable litigation expenses, including attorneys’ fees, actually expended by you or charged to you by a court, in a proceeding instituted against you by the Company or on its behalf or by another person, or in any criminal proceedings in which you are acquitted, or in any criminal proceedings of an offense which does not require proof of mens rea (criminal intent) in which you are convicted, all in respect of actions taken by you in your capacity as a director and/or officer of the Company.

1.3          All reasonable litigation expenses, including attorneys’ fees, expended by you due to an investigation or a proceeding instituted against you by an authority competent to administrate such investigation or proceeding, where such investigation or proceeding is concluded without the filing of an indictment against you and without any financial obligation being imposed on you in lieu of criminal proceedings (as defined in the Companies Law), or that is concluded without filing an indictment against you imposing on you a financial obligation in lieu of criminal proceedings with respect to an offense that does not require proof of mens rea (criminal intent), all in respect of actions taken by you in your capacity as Office Holder.

For the purposes hereof, (i) a proceeding that ended without an indictment in a matter in respect of which an investigation was conducted, means—closing the case pursuant to Section 62 of the Criminal Procedure Act [Combined Version] 5742-1982 (the “Criminal Procedure Act”) or a stay of proceedings by the Attorney General pursuant to Section 231 of the Criminal Procedure Act; and (ii) a “financial obligation in lieu of a criminal proceeding”, means—a financial obligation imposed by law as an alternative to a criminal proceedings, including an administrative fine pursuant to the Administrative Penal Act 5746-1985, a fine with respect to an offense which was defined a “finable offense” under the Criminal Procedure Act, a fine or a monetary sanction.

The above indemnification will also apply to any action taken by you in your capacity as a director and/or officer of any other company controlled, directly or indirectly, by the Company (a “Subsidiary”) or in your capacity as a director, or observer at board of directors’ meetings of a company not controlled by the Company but where your appointment as a director or observer results from the Company’s holdings in such company (an “Affiliate”).

2.                The Company will not indemnify you for any amount you may be obligated to pay in respect of:

2.1          A breach of your fiduciary duty, except, to the extent permitted by the Companies Law, where you acted in good faith and had reasonable grounds to presume that such act would not harm the Company;

2.2          An intentional or reckless breach of the duty of care, other than a negligent breach of the duty of care;

2.3          An intentional action with the purpose of deriving a personal profit; and

2.4          A fine or penalty imposed upon you.

3.                The Company will make available all amounts needed in accordance with Section 1 above on the date on which such amounts are first payable by you (“Time of Indebtedness”), and with respect to items referred to in Section 1.2 above, even prior to a court decision. You will repay the Company any advances given to you to cover legal expenses in criminal proceedings if you are found guilty of a crime, which requires proof of criminal intent. You will further repay the Company any other advances if it is determined that you are not lawfully entitled to such indemnification.

4.                The Company will indemnify you even if at the relevant Time of Indebtedness you are no longer an Office Holder provided that the obligations are in respect of actions taken by you while you were serving as an Office Holder as aforesaid, and in such capacity.

5.                The indemnification will be limited to the expenses mentioned in Section 1.2 and 1.3 (pursuant and subject to Section 3 and insofar as indemnification with respect thereto is not restricted by law or by the provisions of Section 2 above) and to the matters mentioned in Section 1.1 above insofar as they result from, or are connected to, your actions in the following matters, which are deemed by the Company’s Board of Directors, based on the current activity of the Company, to be foreseeable at the date hereof:

5.1          The sale of securities by the Company and/or by a shareholder to investors or the offer by the Company to purchase securities from holders thereof pursuant to agreements, notices, reports, tenders and/or other proceedings;

5.2          Occurrences in connection with investments the Company makes in other corporations whether before and/or after the investment is made, entering into the transaction, the execution, development and monitoring thereof, including actions taken by you in the name of the Company as a director and/or officer of the Company;

5.3          The sale, purchase and holding of negotiable securities or other investments for or in the name of the Company;

5.4          Actions in connection with a change in the structure, or the reorganization, merger, split, or a change in the capital of the Company or any decision pertaining to these issues;

5.5          Actions in connection with a “Transaction” as defined in Section 1 of the Companies Law, including, but not limited to transfer, sale, or purchase of assets or liabilities, the sale of the operations and/or Business, or part thereof, of the Company;

For the purposes of this Section 5, the term “Business” shall refer to:                                               .

5.6          Without derogating from the generality of the above, actions in connection with the purchase or sale of companies, legal entities or assets, and the division or consolidation thereof;

5.7          Actions taken in connection with labor relations and/or employment matters in the Company and trade relations of the Company, including with employees, independent contractors, customers, suppliers and various service providers;

5.8          Actions in connection with the development, testing or manufacturing of products developed by the Company or in connection with the distribution, sale, license or use of such products;

5.9          Actions taken in connection with the intellectual property of the Company and its protection, including the registration or assertion of rights to intellectual property and the defense of claims related to intellectual property;

5.10   Actions taken pursuant to or in accordance with the policies and procedures of the Company, whether such policies and procedures are published or not.

5.11   Approval of corporate actions, in good faith, including the approval of the acts of the Company’s management, their guidance and their supervision, and including any decision regarding Distribution, as defined in the Companies Law.

5.12   Claims of failure to exercise business judgment and a reasonable level of proficiency, expertise and care in regard of the Company’s Business;

5.13   Violations of laws requiring the Company to obtain regulatory and governmental licenses, permits and authorizations in any jurisdiction;

5.14   Claims in connection with publishing or providing any information, including any filings with governmental authorities, on behalf of the Company in the circumstances required under applicable laws;

5.15   Claims in connection with an announcement, a statement, including a position taken, or an opinion made in good faith by a director or an officer in the course of your duties and in conjunction with your duties, including during a meeting of the Board of Directors or one of the committees of the Board of Directors of the Company.

6.                The indemnification that the Company undertakes towards all Office Holders, whom it has resolved to indemnify for the matters and in the circumstances described herein, jointly and in the aggregate, shall be $1,500,000, for all of the indemnifiable events listed above.

7.                The Company will not indemnify you for any liability with respect to which you have received payment by virtue of an insurance policy or another indemnification agreement other than for amounts which are in excess of the amounts actually paid to you pursuant to any such insurance policy or other indemnity agreement (including deductible amounts not covered by insurance policies), within the limits set forth in Section 6 above.

8.                Subject to the provisions of Sections 6 and 7 above, the indemnification hereunder will, in each case, cover all sums of money that you will be obligated to pay, in those circumstances for which indemnification is permitted under applicable law and under this Indemnification Agreement.

9.                The Company will be entitled to any amount collected from a third party in connection with liabilities indemnified hereunder up to the total amount paid under this letter. Additional amounts will be used to pay the excess amount that the office holders paid and was not covered.

10.         In all indemnifiable circumstances, indemnification will be subject to the following:

10.1   You shall promptly notify the Company of any legal proceedings initiated against you and of all possible or threatened legal proceedings without delay following your first becoming aware thereof, however, your failure to notify the Company as aforesaid shall not derogate from your right to be indemnified as provided herein. You shall deliver to the Company, or to such person, as it shall advise you, without delay all documents you receive in connection with these proceedings.

Similarly, you must advise the Company on an ongoing and current basis concerning all events, which you suspect may give rise to the initiation of legal proceedings against you.

10.2   Other than with respect to proceedings that have been initiated against you by the Company or in its name, the Company shall be entitled to undertake the conduct of your defense in respect of such legal proceedings and/or to hand over the conduct thereof to any attorney which the Company may choose for that purpose, except to an attorney who is not, upon reasonable grounds, acceptable to you.

The Company and/or the attorney as aforesaid shall be entitled, within the context of the conduct as aforesaid, to conclude such proceedings, all as it shall see fit, including by way of settlement. At the request of the Company, you shall execute all documents required to enable the Company and/or its attorney as aforesaid to conduct your defense in your name, and to represent you in all matters connected therewith, in accordance with the aforesaid.

For the avoidance of doubt, in the case of criminal proceedings the Company and/or the attorneys as aforesaid will not have the right to plead guilty in your name or to agree to a plea-bargain in your name without your consent. Furthermore, in a civil proceeding (whether before a court or as a part of a compromise arrangement), the Company and/or its attorneys will not have the right to admit to any occurrences that are not indemnifiable pursuant to this Indemnification Agreement and/or pursuant to law, without your consent. However, the aforesaid will not prevent the Company and/or its attorneys as aforesaid, with the approval of the Company, to come to a financial arrangement with a plaintiff in a civil proceeding without your consent so long as such arrangement will not be an admittance of an occurrence not indemnifiable pursuant to this Indemnification Agreement and/or pursuant to law.

10.3   You will fully cooperate with the Company and/or any attorney as aforesaid in every reasonable way as may be required of you within the context of their conduct of such legal proceedings, including but not limited to the execution of power(s) of attorney and other documents, provided that the Company shall cover all costs incidental thereto such that you will not be required to pay the same or to finance the same yourself.

10.4   If, in accordance with Section 10.2, the Company has taken upon itself the conduct of your defense, the Company will have no liability or obligation pursuant to this Indemnification Agreement or the above resolutions to indemnify you for any legal expenses, including any legal fees, that you may expend in connection with your defense, unless (i) the Company shall not have assumed the conduct of your defense as contemplated, (ii) the Company refers the conduct of your defense to an attorney who is not, upon reasonable grounds, acceptable to you, (iii) the named parties to any such action (including any impleaded parties) include both you and the Company, and joint representation is inappropriate under applicable standards of professional conduct due to a conflict of interest between you and the Company, or (iv) the Company shall agree to such expenses in either of which events reasonable fees and expenses of your counsel shall be borne by the Company.

10.5   The Company will have no liability or obligation pursuant to this Indemnification Agreement to indemnify you for any amount expended by you pursuant to any compromise or settlement agreement reached in any suit, demand or other proceeding as aforesaid without the Company’s consent to such compromise or settlement.

10.6   If required by law, the Company’s authorized organs will consider the request for indemnification and the amount thereof and will determine if you are entitled to indemnification and the amount thereof.

10.7   Notwithstanding anything to the contrary herein, with respect to any event listed herein for which you are entitled to indemnification by the Company in accordance with the provisions of this Indemnification Agreement (a “Covered Indemnifiable Event”), and which Indemnifiable Event is covered by the Company’s insurance policy for its Office Holders (the “Policy”), whether the Policy was acquired by the Company prior to or after the date of this Indemnification Agreement, you agree that the insurance company that has issued the Policy (the “Insurer”) shall be entitled to undertake the conduct of your defense in respect of any legal proceedings related to the Covered Indemnifiable Event and/or to hand over the conduct thereof to any attorney which the Insurer may choose for that purpose.

The Insurer and/or the attorney as aforesaid shall be entitled, within the context of the conduct as aforesaid, to conclude such proceedings, all as it shall see fit, including by way of settlement (other than in the case of criminal proceedings, where the provisions of the third paragraph of Section 10.2 above shall apply, mutates mutandis). At the request of the Insurer, you shall execute all documents required to enable the Insurer and the Company and/or its attorney as aforesaid to conduct your defense in your name, and to represent you in all matters connected therewith, in accordance with the aforesaid.

You will fully cooperate with the Insurer, the Company and/or any attorney as aforesaid in every reasonable way as may be required of you within the context of their conduct of such legal proceedings, including but not limited to the execution of power(s) of attorney and other documents, provided that the Insurer shall cover all costs incidental thereto such that you will not be required to pay the same or to finance the same yourself.

11.         The Company hereby exempts you, to the fullest extent permitted by law, from any liability for damages caused as a result of a breach of your duty of care towards the Company, provided that in no event shall you be exempt with respect to any actions listed in Section 2 above and provided further that in no event shall you be exempt from any liability for damages caused as a result of a breach of your duty of care towards the Company in the event of a Distribution (as defined in the Companies Law).

12.         If for the validation of any of the undertakings in this Indemnification Agreement any act, resolution, approval or other procedure is required, the Company undertakes to cause them to be done or adopted in a manner which will enable the Company to fulfill all its undertakings as aforesaid.

13.         For the avoidance of doubt, it is hereby clarified that nothing contained in this Indemnification Agreement derogates from the Company’s right to indemnify you post factum for any amounts which you may be obligated to pay as set forth in Section 1 above without the limitations set forth in Sections 5 and 6 above.

14.         If any undertaking included in this Indemnification Agreement is held invalid or unenforceable, such invalidity or unenforceability will not affect any of the other undertakings, which will remain in full force and effect. Furthermore, if such invalid or unenforceable undertaking may be modified or amended so as to be valid and enforceable as a matter of law, such undertaking will be deemed to have been modified or amended, and any competent court or arbitrator are hereby authorized to modify or amend such undertaking, so as to be valid and enforceable to the maximum extent permitted by law.

15.         This Indemnification Agreement and the agreements herein shall be governed by and construed and enforced in accordance with the laws of the State of Israel without giving effect to any conflict of laws, and each of the parties hereby submits irrevocably to the exclusive and sole jurisdiction of the courts of the State of Israel in the district of Tel-Aviv-Yafo.

16.         This Indemnification Agreement cancels any preceding letter of indemnification that may have been issued to you.

17.         This Indemnification Agreement shall automatically terminate five (5) years after the conclusion of your service as a Director or Office Holder of the Company.

This letter is being issued to you pursuant to the resolutions adopted by the Board of Directors of the Company on           , and by the shareholders of the Company on           . The Board of Directors has determined, based on the current activity of the Company, that the amount stated in Section 6 is reasonable and that the events listed in Section 5 are reasonably anticipated.

Kindly sign and return the enclosed copy of this letter to acknowledge your agreement to the contents hereof.

Very truly yours,

Radview Software Ltd.
By:
Accepted and agreed to:	Date:
Name:
Date:

Form of Proxy Card

RADVIEW SOFTWARE LTD.
PROXY FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST [  ], 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED hereby appoints Yochai Hacohen and Christopher Dineen, and each of them acting singly, as attorneys and proxies, with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote for and on behalf of the undersigned on all matters which may properly come before the 2006 Annual and Special Meeting of Shareholders of RadView Software Ltd., or any adjournment thereof, with respect to all ordinary shares of the Company to which the undersigned would be entitled to vote if personally present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 13.

1.                Proposal to elect Hanna Lerman to the Company’s Board of Directors, to serve as an External Director under the Israeli Companies Law, for a period of three years commencing on August [  ], 2006.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

2.                Proposal to elect the following persons to the Company’s Board of Directors, each to serve until the close of the next Annual Meeting:

Jaron Lotan	☐	FOR	☐	AGAINST	☐	ABSTAIN
Ilan Kinreich	☐	FOR	☐	AGAINST	☐	ABSTAIN
Shai Beilis	☐	FOR	☐	AGAINST	☐	ABSTAIN
Yochai Hacohen	☐	FOR	☐	AGAINST	☐	ABSTAIN
Eli Blatt	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.                Proposal to ratify and approve the compensation arrangements for members of the Board of Directors.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

4.                Proposal to ratify and approve the increase in the number of authorized ordinary shares of the Company.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

5.                Proposal to ratify and approve the authorization of preferred shares of the Company.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

6.                Proposal to ratify and approve the amendment and restatement of the Company’s Articles of Association.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

7.	Proposal to ratify and approve the amendment of director and officer indemnification provisions of the Company’s Articles of Association.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

8.	Proposal to ratify and approve the increase in the number of shares available for issuance under the Company’s Key Employee Share Incentive Plan.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

9.	Proposal to ratify and approve the increase in the number of shares available for issuance under the Company’s United States Share Incentive Plan.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

10.

Proposal to ratify and approve (a) the financing transactions pursuant to agreements dated April 4, 2006, including the participation in the transaction by Fortissimo Capital GP LP (an entity affiliated with two of the Company’s directors, Mr. Yochai Hacohen and Mr. Eli Blatt) and Shem Basum Ltd. (an entity controlled by Mr. Shai Beilis, a director of the Company), as described in this Proxy Statement; (b) the management services arrangement with Fortissimo Capital GP LP, as described in this Proxy Statement; and (c) the registration rights agreement.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

11.	Proposal to approve indemnification agreements with the directors and officers of the Company as of April 4, 2006 and the directors being elected at this Annual Meeting.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

12.	Proposal to ratify and approve the procurement of an insurance policy for the Company’s directors and officers.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

13.	Proposal to ratify and approve the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditors for the fiscal year ending December 31, 2006:

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

14.	To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEMS 1 THROUGH 13 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please sign, date and return promptly in the accompanying envelope.

NOTE: Please sign exactly as name appears here. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the shares certificate has died, please submit evidence of your authority. If a corporation, please sign in the full corporate name by the President or authorized officer and indicate the signer’s office. If a partnership, please sign in the partnership name by an authorized person.

Dated:
Signature:
Signature if held jointly:
Printed Name:
Address: